THE WRIGHT MANAGED BLUE CHIP INVESTMENT FUNDS





                             ANNUAL REPORT

                           DECEMBER 31 , 2001



                  THE WRIGHT MANAGED EQUITY TRUST
                           o   Wright Selected Blue Chip Equities Fund
                           o   Wright Major Blue Chip Equities Fund
                           o   Wright International Blue Chip Equities Fund

                  THE WRIGHT MANAGED INCOME TRUST
                           o   Wright U.S. Treasury Money Market Fund
                           o   Wright U.S. Government Near Term Fund
                           o   Wright U.S. Treasury Fund
                           o   Wright Total Return Bond Fund
                           o   Wright Current Income Fund

                  THE WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST

THE WRIGHT MANAGED BLUE CHIP INVESTMENT FUNDS
-------------------------------------------------------------------------------



The Wright Managed Blue Chip Investment Funds consists of three equity funds from The Wright Managed Equity Trust, a money market fund and four other fixed income funds from The Wright Managed Income Trust. Each of the eight funds have distinct investment objectives and policies. They can be used individually or in combination to achieve virtually any objective. Further, as they are all "no-load" funds (no commissions or sales charges), portfolio allocation strategies can be altered as desired to meet changing market conditions or changing requirements without incurring any sales charges. Some of the funds offer two classes of shares designated as Institutional Shares and Standard Shares.

APPROVED WRIGHT INVESTMENT LIST

Securities selected for equity portfolios are drawn from investment lists developed by Wright Investors' Service (Wright). Using bottom-up fundamental analysis, Wright first identifies companies suitable for fiduciary use as "investment grade." These make up the Investment Grade Investment List (IGIL). These companies are further screened against Wright's quality standards which have evolved since the 1960s. Those meeting or exceeding these standards are promoted to the High Quality Investment List (HQIL) which is an investment universe of companies that, in Wright's opinion, exhibit superior investment characteristics. Companies which do not meet the criteria for either of these lists, but which are included in a major stock market index and which meet acceptable marketability and financial strength standards make up the Index Quality Investment List (XQIL). A majority of the stocks in any portfolio are selected from the HQIL. To reduce benchmark tracking error up to 3% of companies may be selected from IGIL and 2% from XQIL.

THREE EQUITY FUNDS

WRIGHT SELECTED BLUE CHIP EQUITIES FUND (WBC) seeks to enhance total investment return of price appreciation plus income by providing active management of equities of well-established companies meeting strict quality standards.
Equities selected are limited to those companies whose current operations reflect defined, quantified characteristics which have been determined to offer comparatively superior total investment returns over the intermediate term. The fund attempts to outperform the Standard & Poor's Mid-Cap 400 Index. Only Standard shares are offered.

WRIGHT MAJOR BLUE CHIP EQUITIES FUND (WMBC) seeks to enhance total investment return of price appreciation plus income by providing management of a broadly diversified portfolio of equities of larger well-established companies meeting strict quality standards. In selecting companies for this portfolio, Wright selects, based on quantitative formulae, those companies which are expected to do better over the intermediate term. The quantitative formulae takes into consideration factors such as over/under valuation and compatibility with current market trends. Investments in the portfolio are control weighted in the selected securities and industries. The fund attempts to outperform the Standard & Poor's 500 Index.

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND (WIBC). This is a broadly diversified portfolio of equities of well-established, non-U.S. companies meeting strict quality standards. The portfolio may buy common stocks traded on the securities exchange of the country in which the company is based or it may purchase American Depositary Receipts (ADR's) traded in the United States. The portfolio is denominated in U.S. dollars and investors should understand that fluctuations in foreign exchange rates may impact the value of their investment.

A MONEY MARKET FUND

WRIGHT U.S. TREASURY MONEY MARKET FUND (WTMM) seeks a high rate of current income but with added safety that comes from limiting its investments to securities of the U.S. Government and its agencies. There may be an added advantage to investors that reside in states and municipalities that do not tax dividend income from mutual funds investing exclusively in U.S. Government securities. This fund only offers Standard Shares.

FOUR FIXED-INCOME FUNDS

WRIGHT U.S. GOVERNMENT NEAR TERM FUND (WNTB) is a diversified portfolio concentrating on bonds and other obligations of the U.S. Government and U.S. Government Agencies with an average weighted maturity of less than five years. This portfolio is designed to appeal to the investor seeking a high level of income that is normally somewhat less variable and normally somewhat higher than that available from short-term money market instruments and who is also tolerant of modest fluctuation in capital (i.e. compared with somewhat greater fluctuation likely with longer term fixed income securities). Dividends are accrued daily and paid monthly. Only Standard shares are presently being offered.

WRIGHT U.S. TREASURY FUND (WUSTB) is invested in U.S. Treasury bills, notes and bonds, which are guaranteed as to principal and interest by the full faith and credit of the U.S. Government, and which are not expected to be taxable by certain state or municipal governments. Maturities are relatively long. Dividends are accrued daily and paid monthly. Only Standard shares are presently being offered.

WRIGHT TOTAL RETURN BOND FUND (WTRB) is a diversified portfolio of investment grade government and corporate bonds and other debt securities of varying maturities which, in the Adviser's opinion, will achieve the portfolio objective of best total return, i.e. the best total of ordinary income plus capital appreciation. Accordingly, investment selections and maturities may differ depending on the particular phase of the interest rate cycle. Dividends are accrued daily and paid monthly. This fund only offers Standard Shares.

WRIGHT CURRENT INCOME FUND (WCIF) may be invested in a variety of securities and may use a number of strategies including GNMAs to produce a high level of income with reasonable stability of principal. The fund reinvests all principal payments. Dividends are accrued daily and paid monthly.



TABLE OF CONTENTS
-------------------------------------------------------------------------------



INVESTMENT OBJECTIVES.......................................inside front cover
LETTER TO SHAREHOLDERS.......................................................2
MANAGEMENT DISCUSSION........................................................3
PERFORMANCE GRAPHS...........................................................8

FINANCIAL STATEMENTS

THE WRIGHT MANAGED EQUITY TRUST
         Wright Selected Blue Chip Equities Fund............................12
         Wright Major Blue Chip Equities Fund...............................14
         Wright International Blue Chip Equities Fund.......................16
         Financial Highlights...............................................18
         Notes to Financial Statements......................................23
         Independent Auditors' Report.......................................27

THE WRIGHT MANAGED INCOME TRUST
         Wright U.S. Treasury Money Market Fund.............................28
         Wright U.S. Government Near Term Fund..............................30
         Wright U.S. Treasury Fund..........................................32
         Wright Total Return Bond Fund......................................34
         Wright Current Income Fund.........................................36
         Financial Highlights...............................................38
         Notes to Financial Statements......................................44
         Independent Auditors' Report.......................................48

THE WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
         Selected Blue Chip Equities Portfolio..............................50
         International Blue Chip Equities Portfolio.........................52
         U.S. Government Near Term Portfolio................................54
         U.S. Treasury Portfolio............................................56
         Current Income Portfolio...........................................58
         Supplementary Data.................................................60
         Notes to Financial Statements......................................63
         Independent Auditors' Report.......................................67

INVESTMENT PORTFOLIOS
         Wright Major Blue Chip Equities Fund (WMBC)........................70
         Wright Total Return Bond Fund (WTRB)...............................72
         Selected Blue Chip Equities Portfolio (SBCP).......................75
         International Blue Chip Equities Portfolio (IBCP)..................77
         Wright U.S. Treasury Money Market Fund (WTMM)......................79
         U.S. Government Near Term Portfolio (NTBP).........................80
         U.S. Treasury Portfolio (USTBP)....................................81
         Current Income Portfolio (CIFP)....................................82

MANAGEMENT AND ORGANIZATION.................................................86

LETTER TO SHAREHOLDERS
-------------------------------------------------------------------------------



                                                February, 2002


Dear Shareholders:

     The attacks on the World Trade Center and the Pentagon obviously take center stage in any recap of the year 2001. But even before the tragic events of 9/11, 2001 was shaping up as a second straight down year for stocks. As things turned out, the terrorist attacks may actually have brought selling pressures to a climax that much sooner, producing a bottom on September 21, from which the S&P 500 subsequently staged a 20% rebound. The market rebound wasn't enough to rescue the year, which ended with a 13% loss; still, there's something to be said for ending 2001 with Q4 returns 25 percentage points better than Q3's, rather than vice versa. There is also some solace in knowing that the American military/industrial complex remains a potent force against the forces of terrorism and anarchy. As the history of past market shocks suggested, investors who avoided panic selling in the immediate aftermath of 9/11 are glad they did.

     While the U.S. economy is not out of the woods yet, most economic indicators have begun to turn up, with consumer confidence surveys rebounding from their post-9/11 lows during the final weeks of the year. Retail sales were relatively lackluster through Christmas, but economic recoveries are measured off the bottom, and sales have certainly improved since the September-October economic stall. With the incentive of zero-percent interest rates, car sales were especially strong in the fourth quarter. Unemployment claims have receded, new orders have firmed, and manufacturing is showing tentative signs of climbing out of its slump. Just how vigorous the economic recovery will be is still an open question.

     Wright's view is that the economic recovery will be moderate, at least in its early stages. It has been 12 months since the Federal Reserve began cutting interest rates, and the M2 money supply is running 10% ahead of year-ago levels. With business conditions on the mend, the Fed's rate cutting may be ending; nonetheless, the measured economic recovery and tame inflation are likely to keep the Fed from tightening for most of this year. The positive effects of the Fed's liquidity injection on consumer and investor psychology were slow to materialize, but December's improvement in confidence continued through January. While much of the pain of the 2001 recession was concentrated in corporate profits, even in this respect the worst seems to be over.

     The stock market's impressive post-9/11 rally does not prove beyond a shadow of a doubt that the bear market is over. Nevertheless, over the past 50 years, most run-ups of the magnitude seen since September's lows have proved to be lasting, with an average additional gain of 13% over the subsequent 12 months. On the basis of a gradual economic recovery, low inflation and better corporate earnings, a good case may be made for the improved stock market environment continuing during 2002. The pace of recovery may not always meet expectations, resulting in profit taking from time to time, but the basic trend should remain in the right direction.

     For fixed-income markets, we expect 2002 to be a year of moderate, perhaps below-coupon, returns as yields edge higher on economic recovery. Inflation should remain under control, the result of improving productivity, the pressure of global competition on pricing power, and the likelihood that the Federal Reserve will remain relatively accommodative in an environment of only moderate global economic growth. Spread products should add incrementally to Treasury returns, although volatility may remain high until the markets come to a resolution of the credit quality issues raised by Enron's collapse. Ultimately, that resolution should pressure corporations to de-leverage, reducing their debt totals from the record high of 48% of GDP hit in 2001, which should be a good result for the bond market.

     I am pleased to announce the addition of equity portfolio manager Stan Kirtman to the Wright investment committee effective December 2001. Joining us from William Blair & Co., where he managed large-cap equity portfolios and produced a superior track record, Stan has replaced Pat Pierce, who retired during the fourth quarter. Finally, I urge shareholders to access the Wright web site, www.wrightinvestors.com, where daily market commentaries and other information are provided. I would appreciate any comments on how we can make the site more useful to you.

                                                      Sincerely,

                                                      /s/ Peter M. Donovan
                                                      ---------------------
                                                      Peter M. Donovan
                                                      President

MANAGEMENT DISCUSSION
-------------------------------------------------------------------------------


EQUITY FUNDS

The panicked selling in global stock markets arising out of the September 11 attacks receded during the fourth quarter of 2001. The market lows actually came late in September, but it took a month of anxious trading for the S&P 500 to return to its September 10 level and even longer before investors began to show confidence that the 2000-01 bear market might be over. With the losses of the past 18 months fresh in their minds, investors were at first reluctant to embrace the prospect of economic recovery and better corporate earnings in 2002. But as time passed and the news from the terrorist front improved, investors reacquired an appetite for risk. Fourth-quarter performance reflected a direct relationship between risk and return: stocks beat bonds: corporate bonds beat Treasuries; growth stocks outdistanced value stocks; tech stocks doubled non-tech returns. Enron securities were the exception that proved the rule.

During 2001's fourth quarter, stock prices recouped more than half of their third-quarter losses. A rebound in technology stocks powered the S&P 500 benchmark to a 10% Q4 price advance, a big improvement on Q3's 15% decline. Other major market averages did even better, with the Dow rising 13% and Nasdaq spurting 30%. The S&P MidCap 400's 18% Q4 rebound got back almost 90% of its Q3 losses, while the S&P SmallCap 600 ended the fourth quarter with a 20% rise to within 2% of its all-time high (vs a 7% shortfall for the MidCaps). In contrast, the large-cap indexes were still off their highs by 15% (Dow) to 25% (S&P 500) to 61% (Nasdaq) as 2001 came to a close. By market sector within the S&P 500, technology stocks experienced the biggest Q4 gains, but they followed the prior quarter's biggest losses, so tech ended 2001 as the second worst performing sector, behind the Enron-afflicted utilities (-33%), with losses averaging 24%.

Neither the Q4 market rally nor the Q3 despair can be translated literally to signify a classic bear-to-bull transition. It is not unreasonable to argue that September 11 pushed stock prices to levels not warranted by the underlying fundamentals. Or at least that the post-September 11 panic got the market to its lows faster than would otherwise have been the case. In either case, the S&P 500's 20% rally off its low makes eminent sense and yet, at the same time, does not carry quite the same significance (as a signal of what's to come) as earlier rapid market run-ups.

In the postwar period, most 20%, three-month rallies in stock prices have had legs. Those rallies that failed to sustain themselves were almost invariably "sabotaged" by the Fed's raising interest rates. As 2002 begins, might the Fed again be close to raising interest rates for fear that a too-strong, inflation-producing economic recovery is headed this way? Wright doesn't think the Fed will lift its federal funds rate target until sometime late this year, if then. First, the economic recovery is likely to be moderate, getting most of its impetus from inventory restocking; as important, the outlook is for tame inflation even if recovery is better than now expected. As in 1991-93, the Fed is expected to keep rates low for a while, creating a favorable backdrop for global securities markets.

                                   2001         2000    1999   1998    1997    1996   1995    1994    1993   1992    1991
                                   ----
  Total Return                  Q4    Year      Year    Year   Year    Year    Year   Year    Year    Year   Year    Year
---------------------------------------------------------------------------------------------------------------------------------

  Selected Blue Chips (WSBC)   14.8% -10.2%     10.8%    5.8%    0.1%  32.7%   18.6%   30.3%  -3.5%    2.1%    4.7%  36.0%
  Major Blue Chips (WMBC)
     Standard Shares           10.1% -16.9%    -12.5%   24.0%   20.4%  33.9%   17.6%   29.0%  -0.7%    1.0%    8.0%  38.9%
     Institutional Shares      10.0% -16.9%    -12.4%  7.2%**      -      -       -       -      -       -       -      -
  Int'l Blue Chips (WIBC)

     Standard Shares           11.7% -24.2%    -17.6%   34.3%    6.1%   1.5%   20.7%   13.6%  -1.6%   28.2%   -3.9%  17.2%
     Institutional Shares      11.7% -24.1%    -17.6%   34.5%    7.5% -6.4%*      -       -      -       -       -      -

----------------------------------------------------------------------------------------------------------------------------------

   *: For the period from July 7, 1997 (inception of offering of institutional shares) to December 31, 1997.
  **: For the period from July 14, 1999 (inception of offering of institutional shares) to December 31, 1999.

WRIGHT SELECTED BLUE CHIP EQUITIES FUND

The Wright Selected Blue Chip Fund (WSBC) returned 14.8% in the fourth quarter of 2001 as it benefited from the strong performance of mid-cap stocks in the period. WSBC's performance for the quarter was behind that of the Russell Mid-Cap stock index (+17.2%) and the S&P MidCap 400 (+18.0%). For all of 2001, WSBC declined 10.2% compared to declines of 5.6% for the Russell index and 0.6% for the S&P 400.

In the quarter, the WSBC's Fund's performance relative to the S&P 400 was hurt by its underweighting in information technology, the quarter's strongest sector. Although the Fund's tech holdings rose 30% in the quarter, this lagged the gain by S&P 400 tech stocks. Other specific holdings that hurt the Fund's performance were Watson Pharmaceutical (-16%); utilities NiSource and Dynegy (each down 12%); and materials company Sigma Aldrich (-13%). On the plus side, the Fund's holdings in the consumer staples, telecom, and energy sectors outperformed their S&P 400 counterparts.

The turnover in this Fund continues to be high as many holdings are sold when they move up to the S&P 500 index. During the quarter, the Fund increased its weighting in technology and energy issues, with the purchases mostly funded by reduced holdings in industrials and health care. At quarter end, the average long-term annual earnings growth rate forecast for the stocks in the WSBC averaged 12% compared to 9% for stocks in the S&P 400. The average year-ahead P/E ratio of Fund holdings was 21, indicating better value than the 27 averaged by S&P 400 stocks.

WRIGHT MAJOR BLUE CHIP EQUITIES FUND

The Wright Major Blue Chip Fund (WMBC), which holds mostly the large-cap stocks on the Approved Wright Investment List, is managed as a blend of value and growth. As stocks recovered in the fourth quarter, for the second quarter in a row the WMBC Fund performed about in line with the market. WMBC returned 10.1% in the quarter, compared to 10.7% for the S&P 500 and 11.4% for an average of Morningstar large-cap blend funds. For all of 2001, the WMBC Fund lost 16.9% compared to losses of 11.8% for the S&P 500 and 12.2% for the Morningstar benchmark.

The biggest  factor in the WMBC Fund's slight lag in the fourth  quarter was the decline in Enron stock, which collapsed in the face of accounting irregularities. The Fund had a larger position in Enron (which was sold prior to the firm's filing for Chapter 11) than did the S&P 500. The WMBC Fund outperformed the S&P 500 in six out of ten sectors in the fourth quarter.

Going forward, the number of issues held in the WMBC Fund will increase. This improved diversification will result in better risk control for the Fund. WMBC is positioning itself to take advantage of the slowly developing economic recovery. As 2002 began, forecast long-term earnings growth for Fund holdings was close to 10% annually compared to 8.4% for the S&P 500. The better growth prospects came with better value - a forward P/E ratio of 20 vs 21 for the S&P 500.

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND

Again in the fourth quarter, international stocks in the aggregate lagged U.S. stocks in dollar terms. Nevertheless, the Wright International Blue Chip Fund
(WIBC) outperformed not only the international benchmark but also U.S. stocks. WIBC returned 11.7% in the last three months of 2001, compared to 8.4% for the FTSE world ex U.S. index, 8.2% for the Morningstar average of international equity funds and 10.7% for the S&P 500. For the year, the WIBC Fund (-24.2%) lagged the Morningstar (-21.6%) and FTSE (-19.9%) benchmarks.

Industry, country, and stock selection all benefited the WIBC Fund in the fourth quarter. An underweight position in Japan was doubly positive, since both the market and the currency were relatively weak compared to Europe, where the Fund is overweighted. Moreover, the stocks selected in Japan outperformed the local market. The Fund also benefited from an aggressive position in tech stocks, especially semiconductors, which were strong in the quarter. After the run-up in technology late last year, the Fund has reduced its position in tech slightly early in 2002. The weighting in the materials sector has been increased to take advantage of a strengthening economic recovery. The Fund remains underweight in Japan.

FIXED-INCOME FUNDS
U.S. bonds provided a break-even return in the fourth quarter of 2001. As the year wound down, the anxiety following the 9/11 attacks receded, stock prices rose, and investors began to anticipate economic recovery and an end to Federal Reserve easing. (During Q4, the Fed reduced rates by a total of 125 basis points, the latest cut being 25 bps on December 11.) This all worked against bonds in the quarter, Treasuries in particular. At its low for the quarter, reached in November, the yield on the ten-year Treasury was under 4.2%, but a sharp retreat in Treasury prices took the yield to 5.0% by year end. The upslope to the Treasury yield curve became steeper over the quarter; the ten-year yield rose by more than 40 basis points and the two-year rate by half that, while the coupon-equivalent yield on 90-day T-bills fell more than 60 bps, to 1.7%.

In the fourth quarter, Treasuries lagged other sectors of the bond market, a reversal of Q3's result. In the latest three months, Treasuries lost 0.8% (long-term -2.0%, intermediate -0.1%). As investors' tolerance for risk increased, agency (-0.3%), mortgage-backed (+0.1%) and corporate (+0.9%) issues all outperformed Treasuries, although all bond categories lagged equities. Among corporates, returns on utility bonds were depressed by Enron's failure; industrials returned 1.7% for the quarter. Overall, the Lehman U.S. aggregate bond index was just about unchanged for the quarter.

Bonds have been volatile in the early days of 2002. WIS expects that the economic recovery that develops this year will start slowly and that inflation will stay subdued. Fed easing may be coming to an end, but we expect the Fed will feel little pressure to raise rates for much of the year. In this environment, we don't see much risk of a material rise in bond yields in 2002. At the same time, the upside potential for bonds may be limited as investors contemplate (even a U-shaped) recovery. Bonds could rally early in the year while the recovery remains tentative, recouping some of their recent losses, but the ten-year yield may get as high as 5.5% later on. We see spread products continuing to add incremental returns in 2002.

                                   2001         2000    1999   1998    1997    1996   1995    1994    1993   1992    1991
                                   ----
  Total Return                  Q4    Year      Year    Year   Year    Year    Year   Year    Year    Year   Year    Year
---------------------------------------------------------------------------------------------------------------------------------

  U.S. Treasury Money
    Market (WTMM)               2.3%   3.7%      5.4%    4.3%    4.7%   4.8%    4.9%    5.3%   3.6%    2.5%    3.3%   n.a.
  U.S. Gov. Near-Term
    Bonds (WNTB)                0.2%   6.8%      6.9%    1.9%    6.0%   5.9%    3.9%   11.9%  -3.1%    8.0%    6.3%  13.1%
  U.S. Treasury Bonds
    (WUSTB)                    -1.1%   5.4%     12.6%   -4.0%   10.0%   9.1%   -1.2%   28.2%  -8.6%   15.9%    7.1%  17.6%
  Total Return Bonds
    (WTRB)                     -1.5%   5.0%     10.6%   -3.9%    9.6%   9.3%    0.9%   22.0%  -6.6%   11.0%    7.1%  15.4%
  Current Income (WCIF)
     Standard Shares           -1.1%   7.2%     10.3%    0.5%    6.5%   8.6%    4.4%   17.5%  -3.3%    6.6%    6.7%  15.3%
     Institutional Shares      -0.0%   7.3%     10.6%    0.6%    6.6%   4.4%*      -       -      -       -       -      -

----------------------------------------------------------------------------------------------------------------------------------

  *: For the period from July 7, 1997 (inception of offering of institutional shares) to December 31, 1997.

WRIGHT U.S. TREASURY MONEY MARKET FUND

The yield on 90-day Treasury bills declined more than 60 basis points in the fourth quarter to 1.7%, the lowest in 43 years. The Wright U.S. Treasury Money Market Fund (WTMM) returned 2.3% in the quarter, edging ahead of the 0.5% return from both 90-day T-bills and the average Treasury money market fund. For all of 2001, WTMM returned 3.7% compared to 3.4% for T-bills and 3.5% for the average fund. We don't expect the Fed to raise interest rates any time soon, and a material rise is not seen throughout 2002. But investors may start to anticipate Fed tightening as the economic recovery strengthens, producing some small rise in short-term rates this year.

WRIGHT U.S. GOVERNMENT NEAR TERM FUND

Yields at the short end of the yield curve declined in the fourth quarter as the Fed eased by 125 basis points. The Wright U.S. Government Near-Term Fund (WNTB) returned 0.2% in the quarter, lagging the Lehman 1-3 year government bond index (+0.8%) but edging out the Morningstar average of government near-term bond funds (+0.1%). For all of 2001, the WNTB Fund returned 6.8%, again edging out the Morningstar average (+6.7%) but lagging the Lehman benchmark (+8.5%). Because short-term interest rates were so low as Q4 started, the Fund's maturity was pushed out to 2.1 years to gain extra yield, but plunging yields in the six-month range gave those issues the best returns for the quarter. Government agency securities account for nearly two-thirds of the Fund's assets, and that percentage may increase further to take advantage of the better yields of agency securities compared to Treasuries.

WRIGHT U.S. TREASURY FUND

In the fourth quarter, investors retreated from Treasury bonds in favor of riskier investments as the economy showed signs of bottoming. The Wright U.S. Treasury Fund (WUSTB) lost 1.1% in the three-month period compared to losses of 0.8% for the Lehman Treasury bond index and 0.6% for a Morningstar average of Treasury bond funds. For all of 2001, Treasuries outperformed equities but lagged other fixed-income sectors. WUSTB returned 5.4% for 2001 compared to 6.7% and 6.2% for the Lehman and Morningstar benchmarks, respectively.

Last quarter, the best returns in the Treasury sector came from maturities of two years and less. WUSTB's average maturity of 9.8 years and duration of 5.8 years, which were in line with the Lehman benchmark's, limited its return for the quarter. The retreat in Treasuries late in 2001 may have overestimated the likely pace of economic recovery in the near term. In light of the potential for an early-2002 rally in longer Treasuries, for now WIS is keeping WUSTB's duration neutral to slightly long.

WRIGHT TOTAL RETURN BOND FUND

In the final quarter of 2001, the Wright Total Return Bond Fund (WTRB) lost 1.5%. This lagged the performance of the Lehman U.S. Aggregate Bond index and an average of Morningstar total return bond funds, both of which were just about unchanged for the quarter. For all of 2001, the WTRB Fund returned 5.0% compared to 8.4% for the Lehman Aggregate index and 7.3% for the Morningstar benchmark.

Spread products outperformed Treasuries in the fourth quarter of 2001. At quarter-end, WTRB was invested 30% in corporates, 32% in mortgage-backed securities, 1% in asset-backed issues and 37% in Treasury and government agency issues. Compared to the Lehman benchmark, WTRB's performance suffered because of its holding of an Enron security. Enron's rapid descent into bankruptcy was one of the major unexpected events of the fourth quarter. As the new year began, holdings in the WTRB had an average maturity of 7.8 years and a duration of 4.8 years, in line with the Lehman aggregate. Spread products are currently seen to offer better returns than Treasuries, and the WTRB Fund will be invested accordingly.

WRIGHT CURRENT INCOME FUND

In the fourth quarter, mortgage rates moved higher. This reduced prepayment risk and improved the appeal of mortgage-backed securities compared to Treasuries. The Wright Current Income Fund (WCIF), which is invested in Ginnie Maes (mortgage-based securities with explicit backing from the Federal government), lost 1.1% in the quarter, lagging the Lehman GNMA index's 0.2% and the loss of 0.2% averaged by Morningstar government mortgage funds. For the full year, WCIF returned 7.2% compared to 7.1% for the Morningstar average and 8.2% for the Lehman benchmark.

The rise in mortgage rates should reduce bond prepayments in the coming months, making for more stability in the mortgage-backed market. The lower prepayment risk makes higher coupon issues more attractive, and WCIF is being positioned accordingly. The WCIF Fund offers investors an indicated annual yield of 5.6%.


U.S. SECURITIES MARKETS -------------------------------------------------------

The Dow Jones Industrial Average chart shows the point changes in the average which consists of 30 major NYSE industrial companies and is a price-weighted arithmetic average, with the divisor adjusted for stock splits. The yield chart shows the basis point changes in the U.S. Treasury bond which is the benchmark U.S. Treasury bond with a maturity of 10 years.

The following plotting points are used for comparison in the mountain charts.


       Date           Dow Jones           U.S. 10 Year
                   Industrial Average   Treasury Bond Yield

      12/31/90         2633.66               8.08%
      12/31/91         3168.83               6.71%
      12/31/92         3301.11               6.70%
      12/31/93         3754.09               5.83%
      12/31/94         3834.44               7.84%
      12/31/95         5117.12               5.58%
      12/31/96         6448.27               6.43%
      12/31/97         7908.25               5.75%
      12/31/98         9181.43               4.65%
      12/31/99       11,497.12               6.44%
      12/31/00       10,786.85               5.11%
      12/31/01       10,021.50               5.00%
--------------------------------------------------------------------------------

THE RESULTS OF A $10,000 INVESTMENT
-------------------------------------------------------------------------------


                                   IMPORTANT

The Total Investment Return is the percent return of an initial $10,000 investment made at the beginning of the period to the ending redeemable value assuming all dividends and distributions are reinvested. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* The investment results of Funds with less than 10 years are shown from the first month-end since the Fund's inception for comparison with other averages. FTSE World ex U.S. Index refers to the FTSE World excluding the United States compiled by FTSE International Limited in conjunction with the Institute of Actuaries and the Faculty of Actuaries. Indices reflect no deductions for fees, expenses or taxes. Past performance is not predictive of future performance.


--------------------------------------------------------------------------------
WRIGHT MANAGED EQUITY TRUST

WRIGHT SELECTED  BLUE CHIP  EQUITIES  FUND
Growth of $10,000  Invested  1/1/92 Through 12/31/01

                                Average Annual Total Return
                          ---------------------------------------
                               Lst 1 Yr  Lst 5 Yrs   Lst 10 Yrs
-------------------------------------------------------------------------------
     WSBC
       Return before taxes      -10.15%    6.94%     8.34%
       Return after taxes
        on distributions        -11.57%    3.59%     5.28%
       Return after taxes
        on distributions and
        sales of fund shares    -11.57%    3.59%     5.28%
     S&P MidCap 400             - 0.58%   16.08%    14.98%



The cumulative total return of a U.S. $10,000 investment in the WRIGHT SELECTED BLUE CHIP EQUITIES FUND on 12/31/91 would have grown to $22,283 by December 31, 2001.

The following plotting points are used for comparison in the total investment return mountain chart.

  Date          Wright Selected      S&P MidCap
                 Blue Chip Fund          400

12/31/91          $10,000              $10,000
12/31/92          $10,471              $11,189
12/31/93          $10,687              $12,744
12/31/94          $10,311              $12,291
12/31/95          $13,439              $16,084
12/31/96          $15,936              $19,163
12/31/97          $21,146              $25,338
12/31/98          $21,175              $30,163
12/31/99          $22,394              $34,589
12/31/00          $24,801              $40,630
12/31/01          $22,283              $40,395

-------------------------------------------------------------------------------

WRIGHT MANAGED EQUITY TRUST

WRIGHT MAJOR BLUE CHIP EQUITIES FUND
- Standard Shares
Growth of $10,000 Invested 1/1/92 Through 12/31/01

                                    Annual Total Return
                                -------------------------
                                Lst 1 Yr Lst 5 Yrs Lst 10 Yrs
-------------------------------------------------------------------------------
     WMBC
       Return before taxes     -16.87%    7.75%     9.09%
       Return after taxes
        on distributions       -16.87%    5.39%     5.82%
       Return after taxes
        on distributions and
        sales of fund shares   -16.87%    5.39%     5.82%
     S&P 500                   -11.83%   10.69%    12.91%


The cumulative total return of a U.S. $10,000 investment in the WRIGHT MAJOR BLUE CHIP EQUITIES FUND - STANDARD SHARES on 12/31/91 would have grown to $23,868 by December 31, 2001.

The following plotting points are used for comparison in the total investment return mountain chart.

    Date     Wright Major Blue
                Chip Fund          S&P 500

  12/31/91      $10,000            $10,000
  12/31/92      $10,802            $10,761
  12/31/93      $10,910            $11,841
  12/31/94      $10,831            $12,001
  12/31/95      $13,970            $16,495
  12/31/96      $16,433            $20,273
  12/31/97      $21,998            $27,026
  12/31/98      $26,491            $34,735
  12/31/99      $32,835            $42,034
  12/31/00      $28,713            $38,205
  12/31/01      $23,868            $33,684
--------------------------------------------------------------------------------
WRIGHT MANAGED EQUITY TRUST

WRIGHT MAJOR BLUE CHIP EQUITIES FUND
- Institutional Shares
Growth of $10,000 Invested 8/1/99* Through 12/31/01

                                Average Annual Total Return
                          ---------------------------------------
                                Last 1 Yr      Since Inception*
------------------------------------------------------------------------------
     WMBC
       Return before taxes      -16.85%             -8.62%
       Return after taxes
         on distributions       -16.85%            -10.71%
       Return after taxes
         on distributions and
         sales of fund shares   -16.85%             -9.55%
     S&P 500                    -11.83%             -4.67%

The cumulative total return of a U.S. $10,000 investment in the WRIGHT MAJOR BLUE CHIP EQUITIES FUND - INSTITUTIONAL SHARES on 8/1/99 would have declined to $8,040 by December 31, 20001

The following plotting points are used for comparison in the total investment return mountain chart.

    Date       Wright Major Blue
                   Chip Fund            S&P 500


   8/1/99         $10,000               $10,000

 12/31/99         $11,035               $11,114
 12/31/00         $ 9,669               $10,102
 12/31/01         $ 8,040               $ 8,907
 -------------------------------------------------------------------------------

WRIGHT MANAGED EQUITY TRUST

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND
- Standard Shares
Growth of $10,000 Invested 1/1/92 Through 12/31/01

                                Average Annual Total Return
                              --------------------------------
                                Lst 1 Yr Lst 5 Yrs Lst 10 Yrs
-------------------------------------------------------------------------------
     WIBC
       Return before taxes      -24.18%   -1.99%     4.16%
       Return after taxes
        on distributions        -24.18%   -3.08%     3.27%
       Return after taxes
        on distributions and
        sales of fund shares    -24.18%   -3.08%     3.27%
     FTSE World ex US Index     -19.91%    1.26%     4.55%


The cumulative total return of a U.S. $10,000 investment in the WRIGHT INT'L BLUE CHIP EQUITIES FUND - STANDARD SHARES on 12/31/91 would have grown to $15,025 by December 31, 2001.

The following plotting points are used for comparison in the total investment return mountain chart.

     Date       Wright Int'l Blue Chip   FT World Ex U.S.
                   Equities Fund               Index


   12/31/91           $10,000                $10,000
   12/31/92           $ 9,606                $ 8,693
   12/31/93           $12,317                $11,497
   12/31/94           $12,115                $12,459
   12/31/95           $13,764                $13,761
   12/31/96           $16,618                $14,655
   12/31/97           $16,873                $14,773
   12/31/98           $17,908                $17,161
   12/31/99           $24,044                $22,623
   12/31/00           $19,816                $19,479
   12/31/01           $15,025                $15,600
--------------------------------------------------------------------------------

WRIGHT MANAGED EQUITY TRUST

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND
- Institutional Shares
Growth of $10,000 Invested 8/1/97* Through 12/31/01

                                Average Annual Total Return
                             ---------------------------------
                                 Last                Since
                                1 Year            Inception*
-------------------------------------------------------------------------------
     WIBC
       Return before taxes      -24.06%             -3.38%
       Return after taxes
        on distributions        -24.06%             -5.49%
       Return after taxes
        on distributions and
        sales of fund shares    -24.06%             -5.49%
     FTSE World ex US Index     -19.91%             -1.39%



The cumulative total return of a U.S. $10,000 investment in the WRIGHT INT'L BLUE CHIP EQUITIES FUND - INSTITUTIONAL SHARES on 7/31/97 would have declined to $8,592 by December 31, 2001.

The following plotting points are used for comparison in the total investment return mountain chart.

      Date       Wright Int'l Blue Chip  FT World Ex U.S.
                     Equities Fund           Index


   07/31/97             $10,000              $10,000

   12/31/97              $9,495               $8,903
   12/31/98             $10,211              $10,343
   12/31/99             $13,733              $13,634
   12/31/00             $11,314              $11,739
   12/31/01             $ 8,592              $ 9,402
--------------------------------------------------------------------------------

WRIGHT MANAGED INCOME TRUST

WRIGHT U.S. GOVERNMENT NEAR TERM FUND
Growth of $10,000 Invested 1/1/92 Through 12/31/01

                                Average Annual Total Return
                         --------------------------------------
                                Lst 1 Yr Lst 5 Yrs Lst 10 Yrs
-------------------------------------------------------------------------------
     WNTB
       Return before taxes        6.82%    5.50%     5.39%
       Return after taxes
        on distributions          2.33%    0.93%     0.61%
       Return after taxes
        on distributions and
        sales of fund shares      1.91%    0.91%     0.61%
     Lehman Govt. 1-3 Year        8.53%    8.64%     6.10%

The cumulative total return of a U.S. $10,000 investment in the WRIGHT U.S.GOVERNMENT NEAR TERM FUND on 12/31/91 would have grown to $16,917 by December 31, 2001.

The following plotting points are used for comparison in the total investment return mountain chart.

      Date       Wright U.S. Government   Lehman Gov't
                 Near Term Bond Fund       1-3 Years

   12/31/91           $10,000               $10,000
   12/31/92           $10,626               $10,624
   12/31/93           $11,471               $11,197
   12/31/94           $11,116               $11,254
   12/31/95           $12,442               $12,474
   12/31/96           $12,933               $13,108
   12/31/97           $13,699               $13,980
   12/31/98           $14,518               $14,954
   12/31/99           $14,796               $15,398
   12/31/00           $15,822               $16,656
   12/31/01           $16,917               $18,078
--------------------------------------------------------------------------------

WRIGHT MANAGED INCOME TRUST

WRIGHT U.S. TREASURY FUND
Growth of $10,000 Invested 1/1/92 Through 12/31/01

                                Average Annual Total Return
                            ---------------------------------
                               Lst 1 Yr  Lst 5 Yrs Lst 10 Yrs
-------------------------------------------------------------------------------
     WUSTB
       Return before taxes        5.40%    6.45%     6.97%
       Return after taxes
        on distributions          3.02%    4.06%     4.45%
       Return after taxes
        on distributions and
        sales of fund shares      3.02%    4.05%     4.41%
     Lehman Treas. Bond Index     6.75%    7.32%     7.09%

The cumulative total return of a U.S. $10,000 investment in the WRIGHT U.S. TREASURY FUND on 12/31/91 would have grown to $19,619 by December 31, 2001.

The following plotting points are used for comparison in the total investment return mountain chart.

    Date      Wright U.S.    Lehman Treasury Bond
             Treasury Fund        Index

  12/31/91      $10,000          $10,000
  12/31/92      $10,707          $10,721
  12/31/93      $12,410          $11,867
  12/31/94      $11,340          $11,465
  12/31/95      $14,535          $13,569
  12/31/96      $14,352          $13,935
  12/31/97      $15,655          $15,269
  12/31/98      $17,213          $16,800
  12/31/99      $16,530          $16,371
  12/31/00      $18,614          $18,584
  12/31/01      $19,619          $19,838
--------------------------------------------------------------------------------

WRIGHT MANAGED INCOME TRUST

WRIGHT TOTAL RETURN BOND FUND
Growth of $10,000 Invested 1/1/92 Through 12/31/01


                                Average Annual Total Return
                              -------------------------------
                               Lst 1 Yr  Lst 5 Yrs Lst 10 Yrs
--------------------------------------------------------------------------------
     WTRB
       Return before taxes        4.96%    5.95%     6.21%
       Return after taxes
        on distributions          2.74%    3.64%     3.80%
       Return after taxes
        on distributions and
        sales of fund shares      2.74%    3.63%     3.80%
     Lehman Aggregate Bond Index  8.44%    7.43%     7.23%

The cumulative total return of a U.S. $10,000 investment in the WRIGHT TOTAL RETURN BOND FUND on 12/31/91 would have grown to $18,264 by December 31, 2001.

The following plotting points are used for comparison in the total investment return mountain chart.

     Date  Wright Total Retun   Lehman Aggregate Bond
              Bond Fund              Index

  12/31/91     $10,000             $10,000
  12/31/92     $10,713             $10,740
  12/31/93     $11,894             $11,787
  12/31/94     $11,114             $11,443
  12/31/95     $13,556             $13,558
  12/31/96     $13,678             $14,050
  12/31/97     $14,942             $15,046
  12/31/98     $16,371             $16,745
  12/31/99     $15,731             $16,607
  12/31/00     $17,402             $18,538
  12/31/01     $18,264             $20,103
--------------------------------------------------------------------------------

WRIGHT MANAGED INCOME TRUST

WRIGHT CURRENT INCOME FUND
- Standard Shares

Growth of $10,000 Invested 1/1/92 Through 12/31/01

                                Average Annual Total Return
                            ----------------------------------
                               Lst 1 Yr  Lst 5 Yrs Lst 10 Yrs
--------------------------------------------------------------------------------
     WCIF
       Return before taxes        7.18%    6.56%     6.36%
       Return after taxes
        on distributions          4.78%    4.04%     3.76%
       Return after taxes
        on distributions and
        sales of fund shares      4.56%    3.98%     3.76%
     Lehman GNMA Index            8.22%    7.50%     7.17%

The cumulative total return of a U.S. $10,000 investment in the WRIGHT CURRENT INCOME FUND - STANDARD SHARES on 12/31/91 would have grown to $18,534 by December 31, 2001.

The following plotting points are used for comparison in the total investment return mountain chart.

            Date      Wright Current       Lehman GNMA
                        Income Fund            Index

          12/31/91       $10,000              $10,000
          12/31/92       $10,673              $10,741
          12/31/93       $11,377              $11,448
          12/31/94       $11,004              $11,275
          12/31/95       $12,925              $13,198
          12/31/96       $13,487              $13,928
          12/31/97       $14,642              $15,256
          12/31/98       $15,595              $16,313
          12/31/99       $15,676              $16,627
          12/31/00       $17,292              $18,474
          12/31/01       $18,534              $19,992
--------------------------------------------------------------------------------

WRIGHT MANAGED INCOME TRUST

WRIGHT CURRENT INCOME FUND
- Institutional Shares

Growth of $10,000 Invested 8/1/97* Through 12/31/01

                                Average Annual Total Return
                            -----------------------------------
                                Last 1 Yr      Since Inception*
-------------------------------------------------------------------------------
      WCIF
       Return before taxes        7.34%              6.38%
       Return after taxes
        on distributions          4.83%              3.97%
       Return after taxes
        on distributions and
        sales of fund shares      4.63%              3.94%
     Lehman GNMA Index            8.22%              7.12%

The cumulative total return of a U.S. $10,000 investment in the WRIGHT CURRENT INCOME BOND FUND - INSTITUTIONAL SHARES on 7/31/97 would have grown to $13,142 by December 31, 2001.

The following plotting points are used for comparison in the total investment return mountain chart.

      Date            Wright Current    Lehman GNMA
                      Income Fund         Index

          07/31/97       $10,000         $10,000

          12/31/97       $10,323         $10,340
          12/31/98       $11,000         $11,057
          12/31/99       $11,065         $11,270
          12/31/00       $12,243         $12,521
          12/31/01       $13,142         $13,550
--------------------------------------------------------------------------------

WRIGHT MANAGED EQUITY TRUST
------------------------------------------------------------------------------
WRIGHT SELECTED BLUE CHIP EQUITIES FUND (WBC)


                 STATEMENT OF ASSETS AND LIABILITIES

                         December 31, 2001
------------------------------------------------------------------------------


ASSETS:

  Investments in portfolio, at value
    (identified cost, $39,532,338) (Note 1A)   $ 45,889,806
  Receivable for fund shares sold.........           20,510
                                               ------------
    Total assets..........................     $ 45,910,316
                                               ------------
LIABILITIES:

  Payable for fund shares reacquired......     $     18,716
  Accrued expenses and other liabilities..            8,943
                                               ------------
    Total liabilities.....................     $     27,659
                                               ------------
NET ASSETS................................     $ 45,882,657
                                               =============
NET ASSETS CONSIST OF:
  Proceeds from sales of shares (including the market
   value of securities received in exchange for fund
   shares and shares issued to shareholders in
   payment of distributions declared), less cost
   of shares reacquired...................     $ 36,881,172
  Accumulated undistributed net realized gain
   on investments (computed on the basis of
   identified cost).......................        1,719,638
  Unrealized appreciation of investments
   (computed on the basis of identified cost      6,357,468
  Undistributed net investment income.....          924,379
                                               ------------
   Net assets applicable to outstanding shares $ 45,882,657
                                               =============
  SHARES OF BENEFICIAL INTEREST
   OUTSTANDING............................        3,962,683
                                               =============
  NET ASSET VALUE, OFFERING PRICE,
   AND REDEMPTION PRICE PER SHARE
   OF BENEFICIAL INTEREST.................     $      11.58
                                               =============




                        STATEMENT OF OPERATIONS

                 For the Year Ended December 31, 2001
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1C):
  Income -
   Dividend income allocated from portfolio    $   385,911
   Interest income allocated from portfolio         48,846
   Expenses allocated from portfolio......        (436,914)
                                               ------------
    Investment loss.......................     $    (2,157)
                                               ------------

  Expenses -

   Administrator fee (Note 2).............     $     9,963
   Compensation of Trustees not employees of the
    investment adviser or administrator...           5,422
   Custodian fee (Note 1D)................          15,000
   Distribution expenses (Note 3).........         124,568
   Transfer and dividend disbursing agent fees      35,649
   Audit services.........................          18,420
   Legal services.........................           1,907
   Printing...............................           3,773
   Registration costs ....................          19,197
   Miscellaneous..........................           5,610
                                               ------------
    Total expenses........................     $   239,509
                                               ------------
  Deduct -
   Reduction of distribution expenses
    by principal underwriter (Note 3) ....     $   (53,532)
                                               ------------
      Net expenses........................     $   185,977
                                               ------------
        Net investment loss...............     $  (188,134)
                                               ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investment transactions from
   portfolio (identified cost basis)......     $ 1,782,136
  Change in unrealized appreciation
   of investments ........................      (7,272,772)
                                               ------------

  Net realized and unrealized loss of
   investments............................    $ (5,490,636)
                                               ------------

    Net decrease in net assets from
     operations...........................    $ (5,678,770)
                                               =============


See notes to financial statements

WRIGHT MANAGED EQUITY TRUST
------------------------------------------------------------------------------
WRIGHT SELECTED BLUE CHIP EQUITIES FUND (WBC)


                                                                                                   Year Ended
                                                                                                   December 31
                                                                                      -------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                                        2001                  2000
---------------------------------------------------------------------------------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment loss........................................................     $   (188,134)         $   (159,062)
     Net realized gain on investments...........................................        1,782,136             7,617,593
     Change in unrealized appreciation of investments...........................       (7,272,772)           (1,953,601)
                                                                                      ------------          ------------
       Net increase (decrease) in net assets resulting from operations..........     $ (5,678,770)         $  5,504,930
                                                                                      ------------          ------------

   Distributions to shareholders (Note 1F) -
     From net realized gain.....................................................     $ (2,013,498)         $(12,357,950)
                                                                                      ------------          ------------
   Net increase (decrease) in net assets from fund share transactions (Note 4)..     $  2,373,684          $(16,493,096)
                                                                                      ------------          ------------
   Net decrease in net assets...................................................     $ (5,318,584)         $(23,346,116)

NET ASSETS:

   At beginning of year.........................................................       51,201,241            74,547,357
                                                                                      ------------          ------------
   At end of year...............................................................     $ 45,882,657          $ 51,201,241
                                                                                     ==============        ==============
UNDISTRIBUTED NET INVESTMENT INCOME
   INCLUDED IN NET ASSETS AT END OF YEAR........................................     $    924,379          $    924,379
                                                                                     ==============        ==============

See notes to financial statements

WRIGHT MANAGED EQUITY TRUST
-------------------------------------------------------------------------------
WRIGHT MAJOR BLUE CHIP EQUITIES FUND (WMBC)



               STATEMENT OF ASSETS AND LIABILITIES

                      December 31, 2001
-------------------------------------------------------------------------------


ASSETS:
  Investments -
    Identified cost.......................     $93,854,815
    Unrealized appreciation...............       1,483,645
                                               ------------
  Total investments, at value (Note 1A)...     $95,338,460

  Cash....................................         153,987
  Receivable for investments sold.........       2,576,285
  Receivable for fund shares sold.........          42,997
  Dividends and interest receivable.......          65,415
  Receivable from investment adviser......          20,867
  Other assets............................           1,000
                                               ------------
    Total assets..........................     $98,199,011
                                               ------------

LIABILITIES:

  Payable for investments purchased.......     $ 2,575,294
  Payable for fund shares reacquired......         487,616
  Transfer agent fee......................           7,659
  Accrued expenses and other liabilities..           7,119
                                               ------------
    Total liabilities.....................     $ 3,077,688
                                               ------------
NET ASSETS................................     $95,121,323
                                               ===========
NET ASSETS CONSIST OF:
  Proceeds from sales of shares (including the market
   value of securities received in exchange for fund
   shares and shares issued to shareholders in
   payment of distributions declared), less cost
   of shares reacquired...................     $114,505,217
  Accumulated undistributed net realized loss
   on investments (computed on the basis
   of identified cost)....................     (20,655,052)
  Unrealized appreciation of investments
   (computed on the basis of identified cost)    1,483,645
  Distributions in excess of net
   investment income......................        (212,487)
                                               ------------

   Net assets applicable to outstanding
    shares................................     $95,121,323
                                               =============
  Computation of net asset value, offering and redemption price per share:

   Standard shares:
   ---------------
    Net assets............................     $93,696,432
                                               =============
    Shares of beneficial interest outstanding    8,234,931
                                               =============
   Net asset value, offering price and redemption
    price per share of beneficial interest     $     11.38
                                               =============
   Institutional shares:
   --------------------
    Net assets............................     $ 1,424,891
                                               =============
    Shares of beneficial interest outstanding      206,264
                                               =============
   Net asset value, offering price and redemption
    price per share of beneficial interest     $      6.91
                                               =============



                        STATEMENT OF OPERATIONS

                 For the Year Ended December 31, 2001
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1C):
  Income -
   Dividend income........................     $ 1,118,719
   Interest income........................          56,912
                                               ------------
    Investment income.....................     $ 1,175,631
                                               ------------
  Expenses -

   Investment adviser fee (Note 2)........     $   666,807
   Administrator fee - (Note 2)...........         127,847
   Compensation of Trustees not employees of the
    investment adviser or administrator...           5,422
   Custodian fee - Standard shares (Note 1D)        56,755
   Custodian fee - Institutional shares (Note 1D)   13,282
   Distribution expenses - Standard
    shares (Note 3).......................         275,640
   Transfer and dividend disbursing agent fees
    - Standard shares.....................          48,692
    - Institutional shares................             103
   Printing...............................           4,427
   Audit services.........................          39,910
   Legal services.........................           1,907
   Registration costs - Standard shares...          18,158
   Registration costs - Institutional shares        15,210
   Miscellaneous..........................           7,721
                                               ------------
    Total expenses........................     $ 1,281,881
                                               ------------
  Deduct -
   Allocation of expenses to the investment adviser
    - Institutional shares (Note 2) ......     $   (20,867)
                                               ------------
      Net expenses........................     $ 1,261,014
                                               ------------
        Net investment loss...............     $   (85,383)
                                               ------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
  Net realized loss on investment transactions
   (identified cost basis)................     $(15,909,664)
  Change in unrealized appreciation
   of investments.........................      (6,477,084)
                                               ------------

  Net realized and unrealized loss
   of investments.........................     $(22,386,748)
                                               ------------

   Net decrease in net assets from operations  $(22,472,131)
                                               =============

See notes to financial statements

WRIGHT MANAGED EQUITY TRUST
-------------------------------------------------------------------------------
WRIGHT MAJOR BLUE CHIP EQUITIES FUND

                                                                                                   Year Ended
                                                                                                   December 31
                                                                                          ------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                                        2001                  2000
------------------------------------------------------------------------------------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment loss........................................................     $    (85,383)         $     (4,331)
     Net realized gain (loss) on investments....................................      (15,909,664)              595,107
     Change in unrealized depreciation of investments...........................       (6,477,084)          (20,558,435)
                                                                                      ------------          ------------
       Net decrease in net assets resulting from operations.....................     $(22,472,131)         $(19,967,659)
                                                                                      ------------          ------------

   Distributions to shareholders (Note 1F) -
     Net investment income - Standard shares....................................     $          -          $    (99,711)
     From net realized gain - Standard shares...................................                -            (5,793,708)
     From net realized gain - Institutional shares..............................                -              (112,436)
                                                                                      ------------          ------------
       Total distributions......................................................     $          -          $ (6,005,855)
                                                                                      ------------          ------------

   Net increase (decrease) in net assets from fund share transactions (Note 4)
     Standard shares............................................................     $(19,372,869)         $ 16,539,553
     Institutional shares.......................................................          246,637              (241,856)
                                                                                      ------------          ------------
   Net increase (decrease) in net assets from fund share transactions...........     $(19,126,232)         $ 16,297,697
                                                                                      ------------          ------------
   Net decrease in net assets...................................................     $(41,598,363)         $ (9,675,817)

NET ASSETS:

   At beginning of year.........................................................      136,719,686           146,395,503
                                                                                      ------------          ------------
   At end of year...............................................................     $ 95,121,323          $136,719,686
                                                                                     ==============        ==============

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME INCLUDED IN NET ASSETS
   AT END OF YEAR...............................................................     $   (212,487)         $   (212,487)
                                                                                     ==============        ==============
See notes to financial statements


WRIGHT MANAGED EQUITY TRUST
-------------------------------------------------------------------------------
WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND (WIBC)



                 STATEMENT OF ASSETS AND LIABILITIES

                         December 31, 2001
-------------------------------------------------------------------------------


ASSETS:

  Investment in portfolio, at value
   (identified cost, $91,065,               $   82,530,389
  Receivable for fund shares sold.........          14,480
                                               ------------
    Total assets..........................     $82,544,869
                                               ------------


LIABILITIES:

  Payable for fund shares reacquired......     $ 2,521,339
  Accrued expenses and other liabilities..           9,859
                                               ------------
    Total liabilities.....................     $ 2,531,198
                                               ------------
NET ASSETS................................     $80,013,671
                                               ============

NET ASSETS CONSIST OF:
  Proceeds from sales of shares (including the market
   value of securities received in exchange for fund
   shares and shares issued to shareholders in
   payment of distributions declared), less cost
   of shares reacquired...................     $102,209,023
  Accumulated undistributed net realized loss on
   investments and foreign currency (computed
   on the basis of identified cost).......     (15,218,291)
  Unrealized depreciation of investments and
   translation of assets and liabilities in foreign
   currencies (computed on the basis of
   identified cost).......................      (8,548,819)
  Undistributed net investment income.....       1,571,758
                                               ------------

   Net assets applicable to outstanding shares$ 80,013,671
                                               ============

  Computation of net asset value, offering and redemption price per share:

   Standard shares:
   --------------
    Net assets............................     $66,827,990
                                               =============
    Shares of beneficial interest outstanding    5,805,176
                                               =============
    Net asset value, offering price, and redemption
    price per share of beneficial interest     $     11.51
                                               =============
   Institutional shares:
   --------------------
    Net assets............................     $13,185,681
                                               =============
    Shares of beneficial interest outstanding    2,429,581
                                               =============
    Net asset value, offering price, and
     redemption price per share
     of beneficial interest...............     $      5.43
                                               =============

                         STATEMENT OF OPERATIONS

                  For the Year Ended December 31, 2001
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1C):
  Income -
   Dividend income allocated from portfolio  $   1,308,003
   Interest income allocated from portfolio        207,961
   Less: Foreign taxes allocated from portfolio   (155,791)
   Expenses allocated from portfolio......      (1,153,214)
                                               ------------
    Investment income.....................     $   206,959
                                               ------------

  Expenses -
   Administrator fee (Note 2).............     $    19,028
   Compensation of Trustees not employees of
    the investment adviser or administrator          5,422
   Custodian fee - Standard shares (Note 1D)        12,130
   Custodian fee - Institutional shares (Note 1D)   10,000
   Distribution expenses-Standard shares (Note 3)  207,257
   Transfer and dividend disbursing agent fees
    -Standard shares......................          41,191
   Transfer and dividend disbursing agent fees
    -Institutional shares.................           3,107
   Printing...............................           3,882
   Audit services.........................          19,120
   Legal services.........................           1,907
   Registration costs - Standard shares...          16,001
   Registration costs - Institutional shares        16,963
   Miscellaneous..........................           6,427
                                               ------------
    Total expenses........................     $   362,435
                                               ------------
        Net investment loss...............     $  (155,476)
                                               ------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
  Net realized loss on investment and foreign
   currency transactions from portfolio
   (identified cost basis)................     $(11,569,695)
  Change in unrealized depreciation
   of investments and translation of
   assets and liabilities in foreign
   currencies from portfolio..............      (17,726,546)
                                               ------------
   Net realized and unrealized loss of
   investments............................     $(29,296,241)
                                               ------------

    Net decrease in net assets from operations $(29,451,717)
                                               =============


See notes to financial statements

WRIGHT MANAGED EQUITY TRUST
-------------------------------------------------------------------------------
WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND (WIBC)


                                                                                                   Year Ended
                                                                                                   December 31
                                                                                       ------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                                        2001                  2000
---------------------------------------------------------------------------------------------------------------------------


DECREASE IN NET ASSETS:
   From operations -
     Net investment income (loss)...............................................     $   (155,476)         $  1,191,964
     Net realized gain (loss) on investments and foreign currency transaction from
       portfolios (identified cost basis).......................................      (11,569,695)           16,091,374
     Change in unrealized depreciation on investments and translation of assets
       and liabilities in foreign currencies from portfolio.....................      (17,726,546)          (45,042,363)
                                                                                      ------------          ------------
       Net decrease in net assets resulting from operations.....................     $(29,451,717)         $(27,759,025)
                                                                                      ------------          ------------

   Distributions to shareholders (Note 1F) -
     From net realized gain -
       Standard shares..........................................................     $          -          $ (2,886,508)
       Institutional shares.....................................................                -              (951,423)
                                                                                      ------------          ------------
       Total distributions......................................................     $          -          $ (3,837,931)
                                                                                      ------------          ------------

   Net decrease in net assets from fund share transactions (Note 4) -
       Standard shares..........................................................     $(19,188,438)         $ (9,859,758)
       Institutional shares.....................................................         (143,595)           (1,610,293)
                                                                                      ------------          ------------
   Net decrease in net assets from fund share transactions......................     $(19,332,033)         $(11,470,051)
                                                                                      ------------          ------------

   Net decrease in net assets...................................................     $(48,783,750)         $(43,067,007)

NET ASSETS:

   At beginning of year.........................................................      128,797,421           171,864,428
                                                                                      ------------          ------------
   At end of year...............................................................     $ 80,013,671          $128,797,421
                                                                                     ==============        ==============

UNDISTRIBUTED NET INVESTMENT INCOME
   INCLUDED IN NET ASSETS AT END OF YEAR........................................     $  1,571,758          $  1,422,159
                                                                                     ==============        ==============

See notes to financial statements

WRIGHT MANAGED EQUITY TRUST
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                          Year Ended December 31,
                                                              -------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Wright Selected Blue Chip Equities Fund                        2001(6)       2000(6)       1999         1998        1997
---------------------------------------------------------------------------------------------------------------------------


Net asset value, beginning of year..........                  $ 13.430     $  15.130    $  17.630    $  19.200    $ 17.730
                                                              --------     --------     --------     --------     --------

Income (loss) from investment operations:

     Net investment income (loss)* .........                  $ (0.045)    $  (0.041)   $   0.181    $   0.095    $  0.133
     Net realized and unrealized gain (loss)                    (1.322)        1.638        0.638       (0.139)      5.172
                                                              --------     --------     --------     --------     --------
         Total income (loss)
         from investment operations.........                  $ (1.367)    $   1.597    $   0.819    $  (0.044)   $  5.305
                                                              --------     --------     --------     --------     --------

Less distributions:

     Dividends from investment income.......                  $  -         $   -        $  (0.055)   $  (0.090)   $ (0.145)
     Distributions from capital gains.......                    (0.483)       (3.297)      (3.264)      (1.436)     (3.690)
                                                               --------      --------     --------     --------     --------

         Total distributions................                  $ (0.483)    $  (3.297)   $  (3.319)   $  (1.526)   $ (3.835)
                                                               --------     --------     --------     --------     --------
Net asset value, end of year................                  $ 11.580     $  13.430    $  15.130    $  17.630    $ 19.200
                                                              ==========   ==========   ==========   ==========   ==========

Total return(1) ............................                   (10.15%)       10.75%        5.75%        0.14%      32.70%

Ratios/Supplemental Data*:

     Net assets, end of year (000 omitted)..                  $  45,883    $  51,201    $  74,547    $ 220,965    $259,411
     Ratio of net expenses to average net assets                  1.26%(3)     1.26%(3)     1.16%(3)     1.11%(3)    1.08%(3)

     Ratio of net expenses after custodian fee
        reduction to average net assets(5)..                     1.25%(3)      1.25%(3)     1.15%(3)     1.11%(3)    1.08%(3)
     Ratio of net investment income (loss) to average
        net assets..........................                    (0.38%)       (0.28%)       0.36%        0.46%       0.75%
     Portfolio turnover rate  ..............                       67%(4)        55%(4)      106%(4)       78%(4)      10%(2)

---------------------------------------------------------------------------------------------------------------------------------

* For the years ended December 31, 2001, 2000 and 1999, the distributor reduced its fees. Had such action not been undertaken, net investment income (loss) per share and the ratios would have been as follows:

                                                                2001          2000         1999
                                                     ------------------------------------------

     Net investment income (loss) per share.                  $ (0.057)    $  (0.051)   $   0.151
                                                              ==========   ==========   ==========
     Ratios (As a percentage of average net assets):

         Expenses...........................                     1.37%(3)      1.33%(3)     1.22%(3)
                                                              ==========   ==========   ==========
         Expenses after custodian fee reduction(5)               1.36%(3)      1.32%(3)     1.21%(3)
                                                              ==========   ==========   ==========
         Net investment income (loss).......                    (0.49%)       (0.35%)       0.30%
                                                              ==========   ==========   ==========
-----------------------------------------------------------------------------------------------------------------------------------

(1)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the reinvestment date.

(2)Portfolio turnover represents the rate of portfolio activity for the period while the fund was making investments directly in securities.

(3)Includes each fund's share of its corresponding portfolio's allocated expenses.
(4)Represents portfolio turnover rate of the fund's corresponding portfolio.
(5)Custodian fees were reduced by credits resulting from cash balances the trust maintained with the custodian (Note 1D). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits.

(6)Certain per share amounts are based on average shares outstanding.

See notes to financial statements

WRIGHT MANAGED EQUITY TRUST
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                           Year Ended December 31,
                                                               -------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Wright Major Blue Chip Equities Fund                           2001(4)       2000(4)      1999(4)       1998         1997
----------------------------------------------------------------------------------------------------------------------------
                                                                                    Standard Shares
                                                               -------------------------------------------------------------

Net asset value, beginning of year..........                  $ 13.690     $  16.290    $  13.670    $  12.020     $ 12.450
                                                              --------     --------     --------     --------      --------

Income (loss) from investment operations:

     Net investment income (loss)(1) .......                  $ (0.009)    $  (0.001)   $   0.042    $   0.091     $  0.100
     Net realized and unrealized gain (loss)                    (2.301)       (2.005)       3.202        2.324        3.515
                                                              --------     --------     --------     --------      --------

         Total income (loss)
         from investment operations.........                  $ (2.310)    $  (2.006)   $   3.244    $   2.415     $  3.615
                                                              --------     --------     --------     --------      --------

Less distributions:

     Dividends from investment income.......                  $  -         $  (0.010)   $  (0.045)   $  (0.055)    $ (0.085)
     Distributions from capital gains.......                     -            (0.584)      (0.579)      (0.710)      (3.960)
                                                              --------     --------     --------     --------      --------

         Total distributions................                  $  -         $  (0.594)   $  (0.624)   $  (0.765)    $ (4.045)
                                                              --------     --------     --------     --------      --------

Net asset value, end of year................                  $ 11.380     $  13.690    $  16.290    $  13.670     $ 12.020
                                                              ==========   ==========   ==========   ==========   ==========

Total Return(3) ............................                   (16.87%)      (12.49%)      23.95%       20.43%       33.86%

Ratios/Supplemental Data(1):

     Net assets, end of year (000 omitted)..                  $  93,696    $ 135,262    $ 144,359    $  50,878     $ 27,721
     Ratio of net expenses to average net assets                  1.13%        1.06%        1.05%        1.07%(2)     1.08%(2)

     Ratio of net expenses after custodian fee
        reduction to average net assets ....                      1.13%        1.06%        1.05%        1.05%(2)(6)   1.05%(2)(6)
     Ratio of net investment income (loss) to
        average net assets .................                     (0.08%)      (0.00%)(5)    0.27%        0.49%         0.68%

     Portfolio turnover rate................                        78%          88%          59%          36%           89%

--------------------------------------------------------------------------------------------------------------------------------

(1)For the years ended December 31, 1999, 1998, and 1997, the operating expenses of the Fund were reduced by an allocation of expenses to the distributor and/or investment adviser. Had such action not been undertaken, net investment income per share and the ratios would have been as follows:

                                                                                           1999         1998         1997
                                                                                       --------------------------------------

     Net investment income (loss) per share.                                            $   0.034    $   0.052     $  0.049
                                                                                        ==========   ==========   ==========
     Ratios (As a percentage of average net assets):

       Expenses.............................                                                1.10%        1.28%        1.43%
                                                                                        ==========   ==========   ==========
       Expenses after custodian fee reduction(2)                                            1.10%        1.26%        1.40%
                                                                                        ==========   ==========   ==========
       Net investment income................                                                0.22%        0.28%        0.33%
                                                                                        ==========   ==========   ==========

--------------------------------------------------------------------------------------------------------------------------------

(2)Custodian fees were reduced by credits resulting from cash balances the trust maintained with the custodian (Note 1D). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits.

(3)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the reinvestment date.

(4)Certain per share amounts are based on average shares outstanding.
(5)Amount represents less than (0.00%) of average net shares.
(6)Under a written agreement, Wright waives a portion of its advisory fee and assumes operating expenses to the extent necessary to limit expense ratios to 1.25%.
See notes to financial statements

WRIGHT MANAGED EQUITY TRUST
-------------------------------------------------------------------------------
Financial Highlights

                                                                                  Year Ended December 31,
                                                                           ----------------------------------------
-------------------------------------------------------------------------------------------------------------------
Wright Major Blue Chip Equities Fund                                         2001(3)      2000(3)     1999(3)++
-------------------------------------------------------------------------------------------------------------------

                                                                                   Institutional Shares

Net asset value, beginning of year..........                               $   8.31     $  10.110    $  10.000
                                                                           --------     ---------     --------
Income (loss) from investment operations:

     Net investment income(1) ..............                               $   0.003    $   0.007    $   0.001
     Net realized and unrealized gain (loss)                                  (1.403)      (1.223)       0.688
                                                                           ----------     --------     --------
         Total income (loss)
         from investment operations.........                               $  (1.400)   $  (1.216)   $   0.689
                                                                           ---------     --------     --------
Less distributions:

     Distributions from capital gains.......                               $   -        $  (0.584)   $  (0.579)
                                                                           --------     ---------     ---------
         Total distributions................                               $   -        $  (0.584)   $  (0.579)
                                                                           --------     ----------     --------

Net asset value, end of year................                               $   6.910    $   8.310    $  10.110
                                                                           ==========   ==========   ==========

Total Return(2) ............................                                 (16.85%)     (12.38%)       7.15%

Ratios/Supplemental Data(1):

     Net assets, end of year (000 omitted)..                               $   1,425    $   1,458    $   2,037
     Ratio of net expenses to average net assets                                1.00%(4)    1.00%(4)     1.19%(5)
     Ratio of net investment income to average
        net assets .........................                                    0.05%       0.70%        0.02%(5)
     Portfolio turnover rate................                                      78%         88%          59%

------------------------------------------------------------------------------------------------------------------------------

(1)For the years ended December 31, 2001, 2000 and 1999, the operating expenses of the fund were reduced by an allocation of expenses to the investment adviser, or the administrator reduced their fees. Had such action not been undertaken, net investment loss per share and the ratios would have been as follows:

                                                                              2001         2000         1999++
                                                                            --------     -------       --------

     Net investment loss per share..........                               $  (0.080)   $  (0.020)   $  (0.001)
                                                                           ==========   ==========   ==========
     Ratios (As a percentage of average net assets):

         Expenses...........................                                   2.38%        1.25%        1.22%(5)
                                                                           ==========   ==========   ==========
         Net investment loss................                                  (1.33%)      (0.18%)      (0.01%)(5)
                                                                           ==========   ==========   ==========

-------------------------------------------------------------------------------------------------------------------------------

(2)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the reinvestment date.
(3)Certain per share amounts are based upon average shares outstanding.
(4)Under a written agreement, Wright waives a portion of its advisory fee and assumes operating expenses to the extent necessary to limit expense ratios to 1.00%.
(5)Annualized.
++ For the period from July 14, 1999 (inception of offering Institutional shares) to December 31, 1999.

See notes to financial stastements

WRIGHT MANAGED EQUITY TRUST
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                  Year Ended December 31,
                                                              --------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Wright International Blue Chip Equities Fund                   2001(5)       2000(5)      1999(5)       1998         1997
----------------------------------------------------------------------------------------------------------------------------
                                                                               Standard Shares
                                                              --------------------------------------------------------------
Net asset value, beginning of year..........                    $15.180      $18.900      $16.020      $16.020     $16.690
                                                              ---------    ---------    ---------    ---------    ---------

Income (loss)  from investment operations:

     Net investment income (loss) ..........                   $ (0.023)     $ 0.135     $ (0.004)     $ 0.078     $ 0.185
     Net realized and unrealized gain (loss)                     (3.647)      (3.455)       5.181        0.868       0.048+
                                                              ---------    ---------    ---------    ---------    ---------
         Total income (loss)
         from investment operations.........                   $ (3.670)    $ (3.320)     $ 5.177      $ 0.946     $ 0.233
                                                              ---------    ---------    ---------    ---------    ---------
Less distributions:

     Dividends from investment income.......                    $ -          $ -          $ -         $ (0.070)   $ (0.163)
     Distributions from capital gains.......                      -           (0.400)      (2.297)      (0.876)     (0.740)
                                                              ---------    ---------    ---------    ---------    ---------

         Total distributions................                    $ -         $ (0.400)    $ (2.297)    $ (0.946)   $ (0.903)
                                                              ---------    ---------    ---------    ---------    ---------
Net asset value, end of year................                    $11.510      $15.180      $18.900      $16.020     $16.020
                                                             ==========   ==========   ==========   ==========   ==========

Total return(1) ............................                    (24.18%)     (17.58%)      34.26%        6.14%       1.54%

Ratios/Supplemental Data

     Net assets, end of year (000 omitted)..                    $66,828     $110,868      $147,610     $193,327    $212,698
     Ratio of total expenses to average daily net assets          1.56%(3)     1.49%(3)      1.49%(3)     1.35%(3)    1.31%(3)
     Ratio of net investment income (loss) to average
        daily net assets                                         (0.18%)       0.76%        (0.02%)       0.42%+      0.82%
     Portfolio turnover rate  ..............                        39%(4)       53%(4)       105%(4)       66%(4)       4%(2)

-------------------------------------------------------------------------------------------------------------------------------

(1)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the reinvestment date.

(2)Portfolio turnover represents the rate of portfolio activity for the period while the fund was making investments directly in securities.

(3)Includes each fund's share of its corresponding Portfolio's allocated expenses.
(4)Represents portfolio turnover rate of the fund's corresponding portfolio.
(5 Certain per share amounts are based on average shares outstanding.

+ Per share amount is not in accordance with the net realized and unrealized gain (loss) for the period because of the timing of sales of fund shares and the amounts per share of realized and unrealized gains and losses at such times.

See notes to financial statements

WRIGHT MANAGED EQUITY TRUST
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                        Year Ended December 31,
                                                              -----------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Wright International Blue Chip Equities Fund                   2001(4)       2000(4)      1999(4)       1998         1997*
-------------------------------------------------------------------------------------------------------------------------------
                                                                                 Institutional Shares
                                                              -----------------------------------------------------------------
Net asset value, beginning of year..........                  $  7.150     $   9.160    $   8.750    $   9.130     $ 10.000
                                                               --------     --------     --------     --------      --------
Income (loss) from Investment Operations:

     Net investment income (loss) ..........                  $ (0.001)    $   0.070    $   0.014    $   0.159     $  0.006
     Net realized and unrealized gain (loss)                    (1.719)       (1.680)       2.693        0.487       (0.646)+
                                                               --------     --------     --------     --------      --------
         Total income (loss)
         from investment operations.........                  $ (1.720)    $  (1.610)   $   2.707    $   0.646     $ (0.640)
                                                               --------     --------     --------     --------      --------

Less distributions:

     Dividends from investment income.......                  $  -         $   -        $   -        $  (0.150)    $  -
     Distributions from capital gains.......                     -            (0.400)      (2.297)      (0.876)      (0.230)
                                                              --------     --------     --------     --------      --------

         Total distribution.................                  $  -         $  (0.400)   $  (2.297)   $  (1.026)    $ (0.230)
                                                              --------     --------     --------     --------      --------

Net asset value, end of year................                  $  5.430     $   7.150    $   9.160    $   8.750     $  9.130
                                                              =========    =========    =========    =========    =========

Total return(1) ............................                   (24.06%)      (17.62%)      34.49%        7.54%       (6.37%)

Ratios/Supplemental Data:

     Net assets, end of year (000 omitted)..                  $  13,186    $  17,929    $  24,254    $  18,511     $ 45,094
     Ratio of total expenses to average daily
       net assets...........................                     1.43%(2)      1.30%(2)     1.28%(2)     1.12%(2)     1.16%(2)++
     Ratio of net investment income (loss) to
       average daily net assets.............                    (0.02%)        0.87%        0.16%        0.73%        0.15%++
     Portfolio turnover rate................                       39%(3)        53%(3)      105%(3)       66%(3)        4%(5)

--------------------------------------------------------------------------------------------------------------------------------

(1)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the reinvestment date.
(2)Includes each fund's share of its corresponding portfolio's allocated expenses.
(3)Represents portfolio turnover rate of the fund's corresponding portfolio.
(4)Certain per share amounts are based on average shares outstanding.
(5)Portfolio turnover represents the rate of portfolio activity for the period while the fund was making investments directly in securities.

+ Per share amount is not in accordance with the net realized and unrealized gain (loss) for the period because of the timing of sales of fund shares and the amounts per share of realized and unrealized gains and losses at such times.
+ Annualized.
* For the period from July 7, 1997 (inception of offering institutional shares) to December 31, 1997.

See notes to financial statements

WRIGHT MANAGED EQUITY TRUST
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

(1)  SIGNIFICANT ACCOUNTING POLICIES

     The Wright Managed Equity Trust (the Trust), issuer of Wright Selected Blue Chip Equities Fund (WBC) series, Wright Major Blue Chip Equities Fund (WMBC) series, and Wright International Blue Chip Equities Fund (WIBC) series
(collectively, the Funds), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end, management investment company. WBC and WIBC invest all of their investable assets in interests in a separate corresponding open-end management investment company (a Portfolio), a New York Trust, having the same investment objective as its corresponding fund. WBC invests its assets in the Selected Blue Chip Equities Portfolio and WIBC invests its assets in the International Blue Chip Equities Portfolio. The value of each fund's investment in its corresponding Portfolio reflects the fund's proportionate interest in the net assets of that Portfolio (98.67% and 99.27% at December 31, 2001 for WBC and WIBC, respectively). The performance of each fund is directly affected by the performance of its corresponding Portfolio. The financial statements of each Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with each fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Investment Valuations - For WMBC securities listed on securities exchanges or in the NASDAQ National Market are valued at closing sale prices, if those prices are deemed to be representative of market values at the close of business. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Short-term obligations maturing in sixty days or less are valued at amortized cost, which approximates fair value. Securities for which market quotations are unavailable or deemed not to be representative of market values at the close of business are appraised at their fair value as determined in good faith by or at the direction of the Trustees. Valuation of securities by WBC and WIBC are discussed in Note 1A of the Portfolios' Notes to Financial Statements which are included elsewhere in this report.

B. Foreign Currency Translation - Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are translated into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

C. Income - For WMBC, dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the fund is informed of the ex-dividend date. The net investment income of WBC and WIBC consists of the fund's pro rata share of the net investment income of its corresponding Portfolio, less all actual and accrued expenses of each fund determined in accordance with accounting principles generally accepted in the United States of America.

D. Expense Reduction - The funds have entered into an arrangement with their custodian whereby interest earned on uninvested cash balances is used to offset custodian fees. All significant reductions are reported as a reduction of total expenses in the funds' Statement of Operations.

E. Federal Taxes - The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) available to regulated investment companies and distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2001, the Trust, for federal income tax purposes, had capital loss carryovers of $12,528,270 (WIBC) and $17,128,584 (WMBC) which will reduce taxable income away from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distribution to shareholders which would otherwise be necessary to relieve the respective fund of any liability for federal income or excise tax. Pursuant to the Code, such capital loss carryovers will expire as follows:

                            WIBC              WMBC
       12/31 2009       $12,528,270       $17,128,584

     At December 31, 2001, net capital losses of $2,837,240 for WIBC and $3,179,347 for WMBC attributable to security transactions incurred after October 31, 2001 are treated as arising on the first day of the fund's current taxable year. Withholding taxes on foreign dividends have been provided for in accordance with the Trust's understanding of the applicable country's tax rules and rates.

F. Distributions - The Trust requires that differences in the recognition or classification of income between the financial statements and tax earnings and profits which result only in temporary overdistributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. Distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting for certain items may result in reclassification of these items.

     During the year ended December 31, 2001, the following amounts were reclassified due to differences between book and tax accounting created primarily by the deferral of certain losses for tax purposes and character reclassifications between net investment income and net realized capital gains.

                         Accumulated Undistrib-
                         uted Net Realized Gain
                          (Loss) on Investment    Undistributed
              Paid-In     and Foreign Currency    Net Investment
              Capital         Transactions         Income (Loss)
-------------------------------------------------------------------------------

WBC        $ (188,134)       $       --         $  188,134
WMBC          (85,383)               --             85,383
WIBC         (481,257)           176,182           305,075

Net investment income, net realized gains (losses) and net assets were not affected by these reclassifications.

G.   Other - Investment transactions are accounted for on a trade-date basis.

H. Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

I. Multiple Classes of Shares of Beneficial Interest - Each fund is authorized to offer a standard share class and an institutional share class. The share classes differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Each class has equal rights as to voting, redemption, dividends, and liquidation. At December 31, 2001, only WMBC and WIBC had an institutional share class.

J. Reclassifications - Certain amounts in the prior periods' financial statements have been reclassified to conform to the current year's presentation.


(2)  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     The Trust has engaged Wright Investors' Service, Inc. (Wright) to act as investment adviser to WMBC pursuant to an Investment Advisory Contract. Wright furnishes each fund with investment management, investment advisory, and other services. For its services, Wright is compensated based upon a percentage of average daily net assets which rate is adjusted as average daily net assets exceed certain levels. For the year ended December 31, 2001, for WMBC the effective annual rate was 0.60%. The Portfolios have engaged Wright to render investment advisory services. See Note 2 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report. To enhance the net income of the fund, $20,867 of expenses were allocated to the investment adviser for WMBC-Institutional Shares. The Trust also has engaged Eaton Vance Management (Eaton Vance) to act as administrator of the Trust. Under the Administration Agreement, Eaton Vance is responsible for managing the business affairs of the Trust and is compensated based upon a percentage of average daily net assets which rate is reduced as average daily net assets exceed certain levels. For the year ended December 31, 2001, the effective annual rate was 0.02% for WBC, 0.11% for WMBC, and 0.02% for WIBC. Certain of the Trustees and officers of the Trust are Trustees or officers of the above organizations. Except as to Trustees of the Trust who are not employees of Eaton Vance or Wright, Trustees and officers receive remuneration for their services to the Trust out of the fees paid to Eaton Vance and Wright.

(3)  DISTRIBUTION EXPENSES

     The Trustees have adopted a Distribution Plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plan provides that each of the funds will pay Wright Investors' Service Distributors, Inc. (Principal Underwriter), a wholly-owned subsidiary of The Winthrop Corporation, an annual rate of 0.25% of each fund's average daily net assets attributable to Standard shares for activities primarily intended to result in the sale of each fund's Standard shares. To enhance the net income of WBC, the principal underwriter made a reduction of its fee by $53,532. In addition, the Trustees have adopted a service plan (the Service Plan) which allows the funds to reimburse the Principal Underwriter for payments to intermediaries for providing account administration and account maintenance services to their customers who are beneficial owners of shares. The amount of service fee payable under the Service Plan with respect to each class of shares may not exceed 0.25% annually of the average daily net assets attributable to the respective classes. For the year ended December 31, 2001, the funds did not accrue or pay any service fees.

(4)  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in fund shares were as follows:

                                                                     Year Ended                        Year Ended
                                                                  December 31, 2001                 December 31, 2000
                                                            -----------------------------------------------------------------
                                                              Shares            Amount          Shares            Amount
-----------------------------------------------------------------------------------------------------------------------------


Wright Selected Blue Chip Equities Fund--
   Sold...................................................   1,226,640    $  15,073,784       1,229,504     $  18,316,639
   Issued to shareholders in payment of
    distributions declared................................     152,753        1,755,132         726,990        10,252,952
   Reacquired.............................................  (1,228,781)     (14,455,232)     (3,072,920)      (45,062,687)
                                                            -----------   --------------     -----------    --------------
     Net increase (decrease)..............................     150,612    $   2,373,684      (1,116,426)    $ (16,493,096)
                                                            ============= ==============    =============   ===============

Wright Major Blue Chip Equities Fund -- Standard Shares

   Sold..................................................    1,922,615    $  23,607,686       4,835,365     $  75,778,634
   Issued to shareholders in payment of
    distributions declared...............................        -              -               346,519         5,123,195
   Reacquired............................................   (3,569,321)     (42,980,555)     (4,162,980)      (64,362,276)
                                                            -----------   --------------     -----------    --------------
     Net increase (decrease).............................   (1,646,706)   $ (19,372,869)      1,018,904     $  16,539,553
                                                            ============= =================  ============= =================

Wright Major Blue Chip Equities Fund -- Institutional Shares

   Sold..................................................       47,224    $     360,037          65,428     $     631,000
   Issued to shareholders in payment of
    distributions declared...............................         -              -               12,360           111,144
   Reacquired............................................      (16,459)        (113,400)       (103,702)         (984,000)
                                                            -----------   --------------     -----------    --------------
     Net increase (decrease)............................ .      30,765    $     246,637         (25,914)    $    (241,856)
                                                            ============= ==============    =============   ==============

Wright International Blue Chip Equities Fund-- Standard Shares:
   Sold...................................................    1,422,001   $  18,096,877       6,364,651     $ 113,493,806
   Issued to shareholders in payment of
    distributions declared................................        -             -               155,700         2,382,647
   Reacquired.............................................  (2,921,600)     (37,285,315)     (7,025,315)     (125,736,211)
                                                            -----------   --------------     -----------    --------------
     Net decrease.........................................  (1,499,599)   $ (19,188,438)       (504,964)    $  (9,859,758)
                                                           =============  ==============    =============    ==============

Wright International Blue Chip Equities Fund-- Institutional Shares:
   Sold...................................................     158,515    $    1,025,000         77,877     $     675,724
   Issued to shareholders in payment
    of distributions declared.............................      -               -               127,588           921,183
   Reacquired.............................................    (235,080)      (1,168,595)       (346,222)       (3,207,200)
                                                            -----------   --------------     -----------    --------------
   Net decrease...........................................     (76,565)   $    (143,595)       (140,757)    $  (1,610,293)
                                                            ============= ==============    =============   ==============


(5)  INVESTMENT TRANSACTIONS

     Purchases and sales of investments, other than U.S. Government securities and short-term obligations were as follows:

                                            Year Ended
                                         December 31, 2001
                                       ---------------------
                                               WMBC
-------------------------------------------------------------------------------

Purchases...........................      $ 86,745,618
                                          ==============
Sales...............................      $106,036,302
                                          ==============
------------------------------------------------------------------------------

     Increases and decreases in each fund's investment in its corresponding Portfolio for the year ended December 31, 2001 were as follows:

                                    WBC            WIBC
------------------------------------------------------------------------------

Increases...................   $15,495,720    $ 19,174,774
Decreases...................   (15,158,403)   (36,404,563)




(6)  FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES

     The cost and unrealized appreciation (depreciation) of the investment securities owned at December 31, 2001, as computed on a federal income tax basis, are as follows:

                                                  WMBC

-------------------------------------------------------------------------------


Aggregate cost..........................    $   94,201,936
                                             =============

Gross unrealized appreciation...........    $    6,314,029
Gross unrealized depreciation...........       (5,177,505)
                                             -------------

Net unrealized appreciation.............    $    1,136,524
                                             =============

-------------------------------------------------------------------------------


(7)  LINE OF CREDIT

     The funds participate with other funds managed by Wright in a committed $20 million unsecured line of credit agreement with a bank. The funds may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each fund based on its borrowings at an amount above the federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the average daily unused portion of the $20 million line of credit, is allocated among the participating funds at the end of each quarter. WMBC, WSBC and WIBC did not have significant borrowings or allocated fees during the year ended December 31, 2001.

(8)  SUBSEQUENT EVENT

     On January 24, 2002, the Trustees of The Wright Managed Equity Trust approved the liquidation of the Institutional class of shares of The Wright Major Blue Chip Equities Fund (MBC) effective on or about March 28, 2002.

WRIGHT MANAGED EQUITY TRUST
-------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT

     To the Trustees and Shareholders of
     The Wright Managed Equity Trust:

     We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of The Wright Managed Equity Trust (the "Trust") comprising the Wright Major Blue Chip Equities Fund, Wright Selected Blue Chip Equities Fund, and Wright International Blue Chip
     Equities Fund (the "Funds") as of December 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of December 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting The Wright Managed Equity Trust as of December 31, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

     DELOITTE & TOUCHE LLP


     Boston, Massachusetts
     February 15, 2002

WRIGHT MANAGED INCOME TRUST
--------------------------------------------------------------------------------
WRIGHT U.S. TREASURY MONEY MARKET FUND (WTMM)+


                       STATEMENT OF ASSETS AND LIABILITIES

                                December 31, 2001
--------------------------------------------------------------------------------


ASSETS:

  Total investments, at amortized cost
   (Note 1A)..............................     $ 18,565,452
  Cash....................................           31,425
  Receivable from investment adviser......           24,113
  Receivable for fund shares sold.........           20,012
  Other assets............................              182
                                               ------------
    Total assets..........................     $ 18,641,184
                                               ------------


LIABILITIES:

  Distributions payable...................     $     10,681
  Payable for fund shares reacquired......           40,456
  Accrued expenses and other liabilities..            5,979
                                               ------------
    Total liabilities.....................     $     57,296
                                               ------------


NET ASSETS (consisting of paid-in capital)     $ 18,583,888
                                               ============

SHARES OF BENEFICIAL INTEREST
  OUTSTANDING.............................       18,522,531
                                               ============
NET ASSET VALUE, OFFERING PRICE,
  AND REDEMPTION PRICE PER SHARE
  OF BENEFICIAL INTEREST..................     $       1.00
                                               ============




+ The Wright U.S. Treasury Money Market Fund does not invest in a corresponding master portfolio. The amortized cost of securities held at December 31, 2001 is the same as the market value.

                             STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 2001
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1B):

   Interest income........................     $ 1,270,681
                                               ------------

  Expenses -

   Investment adviser fee (Note 3)........     $   101,740
   Administrator fee (Note 3).............          20,280
   Compensation of Trustees not employees of
    the investment adviser or administrator          3,253
   Custodian fee (Note 1C)................          44,138
   Transfer and dividend disbursing agent fees      11,656
   Printing...............................           3,529
   Audit services.........................          38,651
   Legal services.........................           1,144
   Registration costs.....................          22,966
   Miscellaneous..........................           7,646
                                               ------------
    Total expenses........................     $   255,003
                                               ------------

Deduct -
   Reduction of custodian fee (Note 1C)...     $    (5,629)
   Allocation of expenses to investment
    adviser (Note 3)......................         (24,113)
   Reduction of investment adviser fee
    (Note 3)..............................         (94,613)
                                               ------------
    Total deductions......................     $  (124,355)
                                               ------------
    Net expenses..........................     $   130,648
                                               ------------

      Net investment income...............     $ 1,140,033
                                               ============


REALIZED GAIN ON INVESTMENTS:
 Net realized gain on investments sold.....    $    74,786
                                               ------------

  Net increase in net assets resulting
   from operations.........................    $ 1,214,819
                                               ============


See notes to financial statements

WRIGHT MANAGED INCOME TRUST
-------------------------------------------------------------------------------
WRIGHT U.S. TREASURY MONEY MARKET FUND (WTMM)+


                                                                                                   Year Ended
                                                                                                   December 31
                                                                                        ----------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                                        2001                  2000
--------------------------------------------------------------------------------------------------------------------------


DECREASE IN NET ASSETS:
   Net investment income........................................................     $  1,140,033          $  2,682,819
   Net realized gain on investments sold........................................           74,786                    --
                                                                                      ------------          ------------
   Net increase in net assets resulting from operations.........................     $  1,214,819          $  2,682,819
                                                                                      ------------          ------------

   Distributions to shareholders (Note 2) -
     From net investment income.................................................     $ (1,140,033)         $ (2,682,819)
     From net realized gain.....................................................          (13,429)                -
                                                                                     --------------         ------------
      Total distributions.......................................................     $ (1,153,462)          $(2,682,819)


   Fund share transactions+ -
     Proceeds from shares sold..................................................     $ 61,026,684          $124,102,755
     Reinvestment of dividends..................................................          769,217             1,988,758
     Cost of shares reacquired..................................................      (86,881,373)         (145,010,685)
                                                                                      ------------          ------------
   Net decrease in net assets from fund share transactions......................     $(25,085,472)         $(18,919,172)
                                                                                      ------------          ------------
       Net decrease in net assets...............................................     $(25,024,115)         $(18,919,172)

NET ASSETS:
   At beginning of year.........................................................       43,608,003            62,527,175
                                                                                      ------------          ------------
   At end of year...............................................................     $ 18,583,888          $ 43,608,003
                                                                                     =============         =============



+ For WTMM, the Fund share transactions are at a net asset value of $1.00 per share.
See notes to financial statements

WRIGHT MANAGED INCOME TRUST
-------------------------------------------------------------------------------
WRIGHT U.S. GOVERNMENT NEAR TERM FUND (WNTB)

                       STATEMENT OF ASSETS AND LIABILITIES

                                December 31, 2001
-------------------------------------------------------------------------------


ASSETS:
  Investments -
   Investments in portfolio, at value
    (identified cost of $35,505,364) (Note 1A) $36,078,540
   Receivable for fund shares sold........          11,843
                                               ------------
    Total assets..........................     $36,090,383
                                               ------------

LIABILITIES:

  Distributions payable...................          39,885
  Payable for fund shares reacquired......          11,571
  Distribution fee payable................           9,207
  Transfer agent fee payable..............           3,299
  Accrued expenses and other liabilities..           1,250
                                               ------------
    Total liabilities.....................     $    65,212
                                               ------------
NET ASSETS................................     $36,025,171
                                               ============

NET ASSETS CONSIST OF:
  Proceeds from sales of shares (including the market
   value of securities received in exchange for Fund
   shares and shares issued to shareholders in
   payment of distributions declared), less cost
   of shares reacquired...................     $43,318,223
  Accumulated net realized loss on investments
   (computed on the basis of identified cost)   (7,887,877)
  Unrealized appreciation on investments
   (computed on the basis of identified cost)      573,176
  Undistributed net investment income.....          21,649
                                               ------------
   Net assets applicable to outstanding
    shares................................     $36,025,171
                                               ============
SHARES OF BENEFICIAL INTEREST OUTSTANDING.       3,500,113
                                               ============

NET ASSET VALUE, OFFERING PRICE,
  AND REDEMPTION PRICE PER SHARE
  OF BENEFICIAL INTEREST..................     $      10.29
                                               ============




                             STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 2001
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1B):

   Interest income allocated from portfolio  $   1,939,176
   Expenses allocated from portfolio......        (239,597)
                                               ------------
    Investment income.....................     $ 1,699,579
                                               ------------

  Expenses -

   Administrator fee (Note 3).............     $     7,291
   Compensation of Trustees not employees of
    the investment adviser or administrator          3,253
   Custodian fee (Note 1C)................          15,000
   Distribution expenses (Note 4).........          90,614
   Transfer and dividend disbursing agent fees      19,384
   Printing...............................           3,585
   Audit services.........................          16,370
   Legal services.........................           1,144
   Registration costs.....................          10,806
   Miscellaneous..........................           3,159
                                               ------------
    Total expenses........................     $   170,606
                                               ------------

Deduct -
   Reduction of distribution expenses by
    principal underwriter (Note 4)........     $   (65,873)
                                               ------------

    Net expenses..........................     $   104,733
                                               ------------
      Net investment income...............     $ 1,594,846
                                               ------------


REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investment transactions
   from portfolio (identified cost basis).     $   436,243
  Net change in unrealized appreciation
   of investments.........................         367,359
                                               ------------

   Net realized and unrealized gain of
    investments...........................     $   803,602
                                               ------------

    Net increase in net assets from
     operations...........................     $ 2,398,448
                                               ============


See notes to financial statements

WRIGHT MANAGED INCOME TRUST
-------------------------------------------------------------------------------
Wright U.S. Government Near Term Fund (WNTB)

                                                                                                   Year Ended
                                                                                                   December 31
                                                                                     --------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                                        2001                  2000
---------------------------------------------------------------------------------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income......................................................     $  1,594,846          $  2,310,474
     Net realized gain (loss) on investment transactions........................          436,243              (237,342)
     Change in unrealized appreciation of investments...........................          367,359               776,470
                                                                                      ------------          ------------
       Net increase in net assets resulting from operations.....................     $  2,398,448          $  2,849,602
                                                                                      ------------          ------------


   Distributions to shareholders (Note 2) -
     From net investment income.................................................     $ (1,651,229)         $ (2,286,414)
                                                                                      ------------          ------------
   Net decrease in net assets from fund share transactions (Note 5).............     $ (3,930,842)         $(14,179,269)
                                                                                      ------------          ------------
       Net decrease in net assets...............................................     $ (3,183,623)         $(13,616,081)

NET ASSETS:
   At beginning of year.........................................................       39,208,794            52,824,875
                                                                                      ------------          ------------
   At end of year...............................................................     $ 36,025,171          $ 39,208,794
                                                                                     =============         =============

UNDISTRIBUTED NET INVESTMENT INCOME INCLUDED
   IN NET ASSETS AT END OF YEAR.................................................     $     21,649          $     37,506
                                                                                     =============         =============


See notes to financial statements


WRIGHT MANAGED INCOME TRUST
-------------------------------------------------------------------------------
WRIGHT U.S. TREASURY FUND (WUSTB)

                       STATEMENT OF ASSETS AND LIABILITIES

                                December 31, 2001
-------------------------------------------------------------------------------


ASSETS:
  Investments -
   Investments in portfolio, at value
    (identified cost of $9,477,671) (Note 1A)  $10,157,992
  Receivable from investment adviser......          28,883
  Receivable for fund shares sold.........           4,763
                                               ------------
    Total assets..........................     $10,191,638
                                               ------------

LIABILITIES:

  Distributions payable...................     $    20,213
  Accrued expenses and other liabilities..           2,372
                                               ------------
    Total liabilities.....................     $    22,585
                                               ------------

NET ASSETS................................     $10,169,053
                                               ============

NET ASSETS CONSIST OF:
  Proceeds from sales of shares (including the market
   value of securities received in exchange for fund
   shares and shares issued to shareholders in
   payment of distributions declared), less cost
   of shares reacquired...................     $ 9,855,536
  Accumulated undistributed net realized loss
   on investments (computed on the basis of
   identified cost).......................        (365,847)
  Unrealized appreciation on investments
   (computed on the basis of identified cost)      680,321
  Distribution in excess of net investment income     (957)
                                               ------------

   Net assets applicable to outstanding
    shares...............................      $10,169,053
                                               ============

  SHARES OF BENEFICIAL INTEREST
   OUTSTANDING............................         746,132
                                               ============
  NET ASSET VALUE, OFFERING PRICE,
   AND REDEMPTION PRICE PER SHARE
   OF BENEFICIAL INTEREST.................     $     13.63
                                               ============




                             STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 2001
--------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1B):

   Interest income allocated from portfolio    $   741,659
   Expenses allocated from portfolio......         (81,811)
                                               ------------
    Investment income.....................     $   659,848
                                               ------------

  Expenses -
   Administrator fee (Note 3).............     $     1,983
   Compensation of Trustees not employees of
    the investment adviser or administrator          3,254
   Custodian fee (Note 1C)................          15,000
   Distribution expenses (Note 4).........          30,745
   Transfer and dividend disbursing agent fees       6,763
   Printing...............................           3,391
   Audit services.........................          16,770
   Legal services.........................           1,144
   Registration costs.....................          11,587
   Miscellaneous..........................           3,568
                                               ------------
    Total expenses........................     $    94,205
                                               ------------

Deduct -
   Reduction of distribution expenses by
   principal underwriter (Note 4).........     $   (30,745)
   Allocation of expenses to
    investment adviser (Note 3)...........         (28,883)
                                               ------------
    Total deductions......................     $   (59,628)
                                               ------------
    Net expenses..........................     $    34,577
                                               ------------
      Net investment income...............     $   625,271
                                               ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investment transactions
   from portfolio (identified cost basis).     $   170,578
  Net change in unrealized depreciation
   of investments.........................        (242,781)
                                               ------------
   Net realized and unrealized loss of
    investments...........................     $   (72,203)
                                               ------------

    Net increase in net assets from operations $   553,068
                                               ============


See notes to financial statements

WRIGHT MANAGED INCOME TRUST
-------------------------------------------------------------------------------
WRIGHT U.S. TREASURY FUND (WUSTB)

                                                                                                   Year Ended
                                                                                                   December 31
                                                                                         ----------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                                        2001                  2000
---------------------------------------------------------------------------------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income......................................................     $    625,271          $  1,253,154
     Net realized gain (loss) on investment transactions........................          170,578              (71,625)
     Change in unrealized appreciation (depreciation) on investments............         (242,781)            1,398,316
                                                                                      ------------          ------------
       Net increase in net assets resulting from operations.....................     $    553,068          $  2,579,845
                                                                                      ------------          ------------


   Distributions to shareholders (Note 2) -
     From net investment income.................................................     $   (674,365)         $ (1,230,809)
From net realized gain..........................................................     $    (56,599)                   --
                                                                                      ------------          ------------
       Total distributions......................................................     $   (730,964)         $ (1,230,809)
                                                                                      ------------          ------------


   Net decrease in net assets from fund share transactions (Note 5).............     $ (6,150,565)         $(16,044,018)
                                                                                      ------------          ------------
       Net decrease in net assets...............................................     $ (6,328,461)         $(14,694,982)

NET ASSETS:
   At beginning of year.........................................................       16,497,514            31,192,496
                                                                                      ------------          ------------
   At end of year...............................................................     $ 10,169,053          $ 16,497,514
                                                                                     =============         =============

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME INCLUDED
   IN NET ASSETS AT END OF YEAR.................................................     $       (957)         $     22,345
                                                                                     =============         =============


See notes to financial statements

WRIGHT MANAGED INCOME TRUST
-------------------------------------------------------------------------------
WRIGHT TOTAL RETURN BOND FUND (WTRB)+


                       STATEMENT OF ASSETS AND LIABILITIES

                                December 31, 2001
-------------------------------------------------------------------------------


ASSETS:
  Investments -
    Identified cost.......................     $48,174,327
    Unrealized appreciation...............       1,370,321
                                               ------------
  Total investments, at value (Note 1A)...     $49,544,648

  Cash....................................         387,026
  Receivable for fund shares issued.......           2,889
  Interest receivable.....................         735,067
  Other assets............................             529
                                               ------------
    Total assets..........................     $50,670,159
                                               ------------


LIABILITIES:

  Distributions payable...................     $    39,104
  Payable for fund shares reacquired......             739
  Accrued expenses and other liabilities..           9,834
                                               ------------
    Total liabilities.....................     $    49,677
                                               ------------


NET ASSETS................................     $50,620,482
                                               ============

NET ASSETS CONSIST OF:
  Proceeds from sales of shares (including the market
   value of securities received in exchange for fund
   shares and shares issued to shareholders in
   payment of distributions declared), less cost
   of shares reacquired...................     $52,974,819
  Accumulated undistributed net realized loss
   on investments (computed on the basis of
   identified cost).......................      (3,715,843)
  Unrealized appreciation on investments
   (computed on the basis of identified cost)    1,370,321
  Distributions in excess of net investment
   income.................................          (8,815)
                                               ------------

   Net assets applicable to outstanding
    shares................................     $50,620,482
                                               ============
SHARES OF BENEFICIAL INTEREST
  OUTSTANDING.............................       4,033,974
                                               ============
NET ASSET VALUE, OFFERING PRICE, AND
  REDEMPTION PRICE PER SHARE OF
  BENEFICIAL INTEREST.....................     $     12.55
                                               ============



+ The Wright Total Return Bond Fund does not invest in a corresponding master portfolio.

                             STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 2001
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1B):

   Interest income........................     $ 3,741,062
                                               ------------
    Investment income.....................     $ 3,741,062
                                               ------------

  Expenses -
   Investment adviser fee (Note 3)........     $   263,397
   Administrator fee (Note 3).............          40,972
   Compensation of Trustees not employees of
    the investment adviser or administrator          3,253
   Custodian fee (Note 1C)................          53,250
   Distribution expenses (Note 4).........         146,334
   Transfer and dividend disbursing agent fees      12,880
   Printing...............................           3,634
   Audit services.........................          40,390
   Legal services.........................           1,144
   Registration costs.....................          11,511
   Miscellaneous..........................          19,035
                                               ------------
    Total expenses........................     $   595,800
                                               ------------

  Deduct -
   Reduction of custodian fee (Note 1C)...     $    (4,187)
   Reduction of distribution expenses by
    principal underwriter (Note 4)........         (35,512)
                                               ------------
    Total deductions......................     $   (39,699)
                                               ------------
    Net expenses..........................     $   556,101
                                               ------------

      Net investment income...............     $ 3,184,961
                                               ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investment transactions
   (identified cost basis)................     $  (496,921)
  Net change in unrealized appreciation
   of investments.........................         321,944
                                               ------------

   Net realized and unrealized loss of
    investments...........................     $  (174,977)
                                               ------------

    Net increase in net assets from operations $ 3,009,984
                                               ============

See notes to financial statements

WRIGHT MANAGED INCOME TRUST
-------------------------------------------------------------------------------
WRIGHT TOTAL RETURN BOND FUND (WTRB)

                                                                                                   Year Ended
                                                                                                   December 31
                                                                                         ---------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                                        2001                  2000
--------------------------------------------------------------------------------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income......................................................     $  3,184,961          $  4,159,669
     Net realized loss on investment transactions...............................         (496,921)           (3,025,017)
     Change in unrealized appreciation of investments...........................          321,944             5,833,520
                                                                                      ------------          ------------
       Net increase in net assets resulting from operations.....................     $  3,009,984          $  6,968,172
                                                                                      ------------          ------------


   Distributions to shareholders (Note 2) -
     From net investment income -...............................................     $ (3,220,354)         $ (4,152,042)
                                                                                      ------------          ------------
   Net decrease in net assets from fund share transactions (Note 5).............     $(14,943,795)         $(24,377,688)
                                                                                      ------------          ------------
       Net decrease in net assets...............................................     $(15,154,165)         $(21,561,558)

NET ASSETS:
   At beginning of year.........................................................       65,774,647            87,336,205
                                                                                      ------------          ------------
   At end of year...............................................................     $ 50,620,482          $ 65,774,647
                                                                                     =============         =============

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME
   INCLUDED IN NET ASSETS AT END OF YEAR........................................     $     (8,815)         $     (7,689)
                                                                                     =============         =============

See notes to financial statements


WRIGHT MANAGED INCOME TRUST
-------------------------------------------------------------------------------
WRIGHT CURRENT INCOME FUND (WCIF)


                       STATEMENT OF ASSETS AND LIABILITIES

                                December 31, 2001
-------------------------------------------------------------------------------


ASSETS:
  Investments -
    Investment in portfolio, at value (identified
      cost of $72,151,041) (Note 1A)......     $73,665,768
    Receivable from investment adviser....          10,750
    Receivable for fund shares issued.....              23
                                               ------------
    Total assets..........................     $73,676,541
                                               ------------


LIABILITIES:

  Payables for fund shares reacquired.....     $    12,300
  Distributions payable...................         131,871
  Accrued expenses and other liabilities..           4,634
                                               ------------
    Total liabilities.....................     $   148,805
                                               ------------


NET ASSETS................................     $73,527,736
                                               ============
NET ASSETS CONSIST OF:
  Proceeds from sales of shares (including the market
   value of securities received in exchange for fund
   shares and shares issued to shareholders in
   payment of distributions declared), less cost
   of shares reacquired...................     $74,014,136
  Accumulated undistributed net realized loss
   on investments (computed on the basis of
   identified cost).......................      (1,654,174)
  Unrealized appreciation on investments
   (computed on the basis of identified cost)    1,514,727
  Distributions in excess of net investment
   income.................................        (346,953)
                                               ------------

   Net assets applicable to outstanding shares $73,527,736
                                               ============
Computation of net asset value, offering and redemption price per share:
  Standard Shares:
  ---------------
   Net assets.............................     $54,966,147
                                               ============
   Shares of beneficial interest outstanding     5,197,124
                                               ============
   Net asset value, offering price, and
    redemption price per share of
    beneficial interest...................     $     10.58
                                               ============
  Institutional Shares:
  --------------------
   Net assets.............................     $18,561,589
                                               ============

   SHARES OF BENEFICIAL INTEREST OUTSTANDING     1,844,873
                                               ============
   NET ASSET VALUE, OFFERING PRICE, AND
    REDEMPTION PRICE PER SHARE OF
    BENEFICIAL INTEREST...................     $     10.06
                                               ============


                             STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 2001
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1B):

   Interest income allocated from portfolio  $   5,603,218
   Expenses allocated from portfolio......        (483,396)
                                               ------------
    Investment income.....................     $ 5,119,822
                                               ------------

  Expenses -

   Administrator fee (Note 3).............     $    16,619
   Compensation of Trustees not employees of
    the investment adviser or administrator          3,253
   Custodian fee -
    Standard shares (Note 1C).............           9,873
    Institutional shares (Note 1C)........          10,000
   Distribution expenses  -
    Standard shares (Note 4)..............         148,508
   Transfer and dividend disbursing agent fees
    Standard shares.......................          19,025
    Institutional shares..................           4,736
   Printing...............................           3,452
   Audit services.........................          16,371
   Legal services.........................           1,144
   Registration costs -
    Standard shares.......................           8,561
    Institutional shares..................           9,071
   Miscellaneous..........................           3,464
                                               ------------
    Total expenses........................     $   254,077
                                               ------------

  Deduct -
   Allocation of expenses to
    investment adviser
    - Institutional shares................     $   (10,750)
                                               ------------
    Total deductions......................     $   (10,750)
                                               ------------
    Net expenses..........................     $   243,327
                                               ------------
      Net investment income...............     $ 4,876,495
                                               ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investment transactions
   from portfolios (identified cost basis)     $  (177,947)
  Change in unrealized appreciation
   on investments.........................       1,195,719
                                               ------------

   Net realized and unrealized gain on
    investments...........................       1,017,772
                                               ------------

    Net increase in net assets from operations $ 5,894,267
                                               ============

See notes to financial statements

WRIGHT MANAGED INCOME TRUST
-------------------------------------------------------------------------------
WRIGHT CURRENT INCOME FUND (WCIF)

                                                                                                   Year Ended
                                                                                                   December 31
                                                                                      ----------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                                        2001                  2000
------------------------------------------------------------------------------------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income......................................................     $  4,876,495          $  6,018,596
     Net realized loss on investment transactions from portfolio................         (177,947)             (377,452)
     Change in unrealized appreciation on investments...........................        1,195,719             3,810,257
                                                                                      ------------          ------------
       Net increase in net assets resulting from operations.....................     $  5,894,267          $  9,451,401
                                                                                      ------------          ------------


   Distributions to shareholders (Note 2) -
     From net investment income -
       Standard shares..........................................................     $ (3,460,160)         $ (4,463,323)
       Institutional shares.....................................................       (1,415,785)           (1,565,198)
                                                                                      ------------          ------------
       Total distributions......................................................     $ (4,875,945)         $ (6,028,521)
                                                                                      ------------          ------------


   Net increase (decrease) in net assets
     from Fund share transactions (Note 5) -
       Standard shares..........................................................     $(13,755,466)         $(10,939,449)
       Institutional shares.....................................................       (7,445,173)            1,400,194
                                                                                      ------------          ------------
       Net decrease in net assets from fund share transactions..................     $(21,200,639)         $ (9,539,255)
                                                                                      ------------          ------------
       Net decrease in net assets...............................................     $(20,182,317)         $ (6,116,375)

NET ASSETS:
   At beginning of year.........................................................       93,710,053            99,826,428
                                                                                      ------------          ------------
   At end of year...............................................................     $ 73,527,736          $ 93,710,053
                                                                                     =============         =============

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME INCLUDED
   IN NET ASSETS AT END OF YEAR.................................................     $   (346,953)         $   (339,817)
                                                                                     =============         =============

See notes to financial statements


WRIGHT MANAGED INCOME TRUST
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                           Year Ended December 31,
                                                               ---------------------------------------------------------------
WRIGHT U.S. TREASURY MONEY MARKET FUND                          2001          2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year.............               $1.0000      $1.0000      $1.0000       $1.0000      $1.0000

Income from investment operations:

   Net investment income(1)....................                0.0359       0.0530       0.0420        0.0460       0.0474
   Net realized gain on investments sold.......                0.0004          -            -             -            -
                                                               ------       ------       ------        ------       -------
    Total income from investment operations....                0.0363       0.0530       0.0420        0.0460       0.0474

Less distributions:

   Dividends from net Investment income........               (0.0359)     (0.0530)     (0.0420)      (0.0460)     (0.0474)
   Dividends from net realized gain............               (0.0004)
                                                              --------     --------     --------     --------      --------
   Total distributions.........................               (0.0359)     (0.0530)     (0.0420)      (0.0460)     (0.0474)
                                                              --------     --------     --------     --------     --------
Net asset value, end of year...................               $1.0000      $1.0000      $1.0000       $1.0000      $1.0000
                                                              =========    =========    =========    =========    =========

Total return(2) ...............................                3.70%        5.44%        4.29%         4.73%        4.84%

Ratios/Supplemental Data(1):

   Net assets, end of year (000 omitted).......             $  18,523      $43,608      $62,527      $91,323      $87,059
   Ratio of net expenses to average net assets(3)               0.47%        0.46%        0.45%        0.45%        0.45%
   Ratio of net expenses after custodian fee
     reduction to average net assets(4) .......                 0.45%(3)     0.45%(3)     0.45%        0.45%        0.45%
   Ratio of net investment income to average net assets         3.93%        5.33%        4.19%        4.61%        4.74%

-------------------------------------------------------------------------------------------------------------------------------

(1)During each of the above periods, the investment adviser voluntarily reduced its fee and in certain periods was allocated a portion of the operating expenses. Had such actions not been undertaken, net investment income per share and the ratios would have been as follows:

Net investment income per share................                 $0.0330      $0.0505      $0.0402      $0.0444      $0.0460
                                                              ==========   ==========   ==========   ==========   ==========
Ratios (as a percentage of average daily net assets):

   Expenses....................................                   0.88%        0.71%        0.63%        0.61%        0.59%
                                                              ==========   ==========   ==========   ==========   ==========
   Expenses after custodian fee reduction(3) ..                   0.86%        0.70%        0.63%        0.61%        0.59%
                                                              ==========   ==========   ==========   ==========   ==========
   Net investment income ......................                   3.52%        5.08%        4.01%        4.45%        4.60%
                                                              ==========   ==========   ==========   ==========   ==========

--------------------------------------------------------------------------------------------------------------------------------

(2)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.
(3)Custodian fees were reduced by credits resulting from cash balances the fund maintained with the custodian (Note 1C). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits.
(4)Under a written agreement in effect for the current fiscal year, Wright waives advisory fees and/or assumes operating expenses to the extent necessary to limit the expense ratio to 0.45%.

See notes to financial statements


WRIGHT MANAGED INCOME TRUST
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                  Year Ended December 31,
                                                               ---------------------------------------------------------------
WRIGHT U.S. GOVERNMENT NEAR TERM FUND                           2001          2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year..........                  $ 10.080     $   9.930    $  10.270    $  10.240     $ 10.240
                                                              --------     --------     --------     --------      --------

Income (loss) from investment operations:

   Net investment income(1)  ...............                  $  0.480(8)  $   0.525    $   0.534    $   0.549     $  0.599
   Net realized and unrealized gain (loss)..                     0.195(8)      0.143       (0.343)       0.048+      (0.010)
                                                              -----------     --------     --------     --------      --------
     Total income from

        investment operations...............                  $  0.675     $   0.668    $   0.191    $   0.597     $  0.589
                                                              --------     --------     --------     --------      --------

Less distributions:

     Dividends from investment income.......                  $ (0.465)    $  (0.518)   $  (0.531)   $  (0.567)    $ (0.589)
                                                              --------     --------     --------     --------      --------
     Total distributions....................                  $ (0.465)    $  (0.518)   $  (0.531)   $  (0.567)    $ (0.589)
                                                              --------     --------     --------     --------      --------
Net asset value, end of year................                  $ 10.290     $  10.080    $   9.930    $  10.270     $ 10.240
                                                              =========    =========    =========    =========     ========
Total return(2) ............................                     6.82%        6.94%         1.91%        5.98%        5.93%

Ratios/Supplemental Data(1):

   Net assets, end of year (000 omitted)....                  $ 36,025     $ 39,198     $  52,825    $  91,922     $102,565
   Ratio of net expenses to average net assets(4)                0.97%        0.98%         0.91%        0.88%        0.87%

   Ratio of expenses after custodian fee
      reduction to average net assets(4)(5)                      0.95%(7)     0.95%(7)      0.90%        0.87%        0.87%

   Ratio of net investment income to average
      net assets............................                     4.40%        5.27%         5.27%        5.38%        5.82%
   Portfolio turnover rate  ................                       92%(6)       65%(6)         0%(6)       10%(6)        4%(3)

---------------------------------------------------------------------------------------------------------------------------------

(1)For  certain  periods  presented,  the  operating  expenses  of the fund were reduced by an allocation of expenses to the investment  adviser,  a reduction
   in  distribution   fees  by  the  principal   underwriter,   a  reduction  in
   administrator  fees,  or a  combination  thereof.  Had such  action  not been undertaken, net investment income per share and the ratios would have been as follows:

                                                                2001          2000         1999         1998         1997
                                                           --------------------------------------------------------------------

     Net investment income per share........                  $  0.452     $   0.511    $   0.526    $   0.546     $  0.597
                                                              =========    =========    =========    =========    =========
     Ratios (As a percentage of average net assets):

       Expenses(4) .........................                     1.22%         1.13%        0.99%        0.91%        0.89%
                                                              =========    =========    =========    =========    =========
       Expenses after custodian fee reduction(4)(5)              1.20%         1.10%        0.98%        0.90%        0.89%
                                                              =========    =========    =========    =========    =========
       Net investment income................                     4.15%         5.13%        5.19%        5.35%        5.80%
                                                              =========    =========    =========    =========    =========
---------------------------------------------------------------------------------------------------------------------------------

(2)Total  investment  return is calculated  assuming a purchase at the net asset value on the first  day and a sale at the net asset  value on the last day of each year reported.  Dividends and  distributions,  if any, are assumed to be reinvested at the net asset value on the reinvestment date.
(3)Portfolio  turnover  represents the rate of portfolio activity for the period while the fund was making investments directly in securities.
(4 Includes each fund's share of its corresponding portfolio's allocated expenses.
(5)Custodian fees were reduced by credits  resulting from cash balances the fund and the portfolio maintained with the custodian (Note 1C). The computation of net expenses to average daily net assets  reported above is computed  without consideration of such credits.
(6)  Represents portfolio turnover rate of the fund's corresponding portfolio.
(7)Under a written  agreement,  Wright  waives  all or a portion  of either  its advisory  and/or  distribution  fees and  assumes  operating  expenses to the extent necessary to limit expense ratios to 0.95%.
(8)Reporting   guidelines   require  the  funds  to  disclose   the  effects  of
   implementing  the  change in  accounting  for  amortization  of  premium  and discount on debt  securities.  If  adjustments  were not made, net investment income per share would have been $0.491 and net realized and unrealized  gain
   (loss) per share would have been $0.184.

+ Per share amount is not in accordance with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amounts per share of realized and unrealized gains and losses at such times.

See notes to financial statements

WRIGHT MANAGED INCOME TRUST
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                           Year Ended December 31,
                                                             -------------------------------------------------------------
WRIGHT U.S. TREASURY FUND                                       2001          2000         1999         1998         1997
--------------------------------------------------------------------------------------------------------------------------


Net asset value, beginning of year..........                  $ 13.750     $  12.890    $  14.400    $  13.950     $ 13.580
                                                              --------     --------     --------     --------      --------

Income (loss) from investment operations:

   Net investment income(1) ................                  $  0.651 (8) $   0.737    $   0.722    $   0.724     $  0.721
   Net realized and unrealized gain (loss)..                    (0.006)(8)     0.842       (1.282)       0.632        0.462
                                                              -----------     --------     --------     --------      --------

     Total income (loss)
     from investment operations.............                  $  0.657     $   1.579    $  (0.560)   $   1.356     $  1.183
                                                              --------     ----------     --------     --------      --------

Less distributions:

   Dividends from investment income.........                  $ (0.701)    $  (0.719)   $  (0.716)   $  (0.741)    $ (0.703)
   Distributions from capital gains.........                    (0.076)        -           (0.234)      (0.165)      (0.110)
                                                              --------     --------     --------     --------      --------


     Total distributions....................                  $ (0.777)    $  (0.719)   $  (0.950)   $  (0.906)    $ (0.813)
                                                              --------     ----------     --------     --------      --------

Net asset value, end of year................                  $ 13.630     $  13.750    $  12.890    $  14.400     $ 13.950
                                                              =========    =========    =========    =========    =========
Total return(2) ............................                     5.40%       12.61%       (3.97%)        9.95%        9.08%

Ratios/Supplemental Data(1):

   Net assets, end of year (000 omitted)....                  $  10,169    $  16,498    $  31,192    $  67,256     $ 74,158
     Ratio of net expenses to average net assets(4)               1.02%        0.97%        0.92%        0.94%        1.01%

     Ratio of net expenses after custodian fee
        reduction to average net assets(4)(5)                     0.95%(7)     0.95%(7)     0.90%        0.90%        0.87%

     Ratio of net investment income
        to average net assets...............                     5.11%        5.55%        5.26%        5.09%        5.34%
   Portfolio turnover rate  ................                       27%(6)       74%(6)        0%(6)        7%(6)         1%(3)

---------------------------------------------------------------------------------------------------------------------------------

(1)For each of the periods presented, the operating expenses of the fund were reduced by an allocation of expenses to the investment adviser, a reduction in distribution fees by the distributor, a reduction in administrator fees, or a combination thereof. Had such action not been undertaken, the net investment income per share and the ratios would have been as follows:

                                                                2001          2000         1999         1998         1997
---------------------------------------------------------------------------------------------------------------------------

Net investment income per share.............                  $  0.547     $   0.700    $   0.703    $   0.721     $  0.720
                                                              =========    =========    =========    =========    =========
Ratios (as a percentage of average net assets):

   Expenses(4) .............................                     1.84%         1.26%        1.06%        0.96%        1.02%
                                                              =========    =========    =========    =========    =========
   Expenses after custodian fee reduction(4)(5)                  1.77%         1.24%        1.04%        0.92%        0.88%
                                                              =========    =========    =========    =========    =========
   Net investment income....................                     4.29%         5.27%        5.12%        5.07%        5.33%
                                                              =========    =========    =========    =========    =========

----------------------------------------------------------------------------------------------------------------------------------

(2)Total  investment  return is calculated  assuming a purchase at the net asset value on the first  day and a sale at the net asset  value on the last day of each year reported.  Dividends and  distributions,  if any, are assumed to be reinvested at the net asset value on the reinvestment date.
(3)Portfolio  turnover  represents the rate of portfolio activity for the period while the fund was making investments directly in securities.
(4)Includes each fund's share of its corresponding portfolio's allocated expenses.
(5)Custodian fees were reduced by credits  resulting from cash balances the fund and the portfolio maintained with the custodian (Note 1C). The computation of net expenses to average daily net assets  reported above is computed  without consideration of such credits.
(6)Represents portfolio turnover rate at the fund's corresponding portfolio.
(7)Under a written  agreement,  Wright  waives  all or a portion  of either  its advisory  and/or  distribution  fees and  assumes  operating  expenses to the extent necessary to limit expense ratios to 0.95%.
(8)Reporting   guidelines   require  the  funds  to  disclose   the  effects  of
   implementing  the change in accounting  for the  amortization  of premium and discount on debt securities. If the adjustments were not made, net investment income per share would have been $0.713 and net realized and unrealized  gain
   (loss) per share would have been $(0.056).

See notes to financial statements

WRIGHT MANAGED INCOME TRUST
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                           Year Ended December 31,
                                                              -----------------------------------------------------------------
WRIGHT TOTAL RETURN BOND FUND                                   2001          2000         1999         1998         1997
-------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year..........                  $ 12.630     $  12.100    $  13.310    $  12.930     $ 12.500
                                                              --------     --------     --------     --------      --------

Income (loss) from investment operations:

   Net investment income ...................                  $  0.709 (4) $   0.712    $   0.679    $   0.680     $  0.690
   Net realized and unrealized gain (loss)..                    (0.090)(4)     0.530       (1.190)       0.524        0.427
                                                              ------------   --------     --------     --------      --------
     Total income (loss)
     from investment operations.............                  $  0.619     $   1.242    $  (0.511)   $   1.204     $  1.117
                                                              --------       --------     --------     --------      --------

Less distributions:

   Dividends from investment income.........                  $ (0.699)    $  (0.712)   $  (0.680)   $  (0.690)    $ (0.687)
   Distributions from capital gains.........                     -             -           (0.019)      (0.134)       -
                                                              --------     --------     --------     --------      --------
     Total distributions....................                  $ (0.699)    $  (0.712)   $  (0.699)   $  (0.824)    $ (0.687)
                                                              --------     --------     --------     --------      --------
Net asset value, end of year................                  $ 12.550     $ 12.630     $ 12.100     $  13.310     $ 12.930
                                                              =========    =========    =========    =========    =========

Total return(2) ............................                     4.96%       10.62%      (3.91%)         9.56%        9.25%

Ratios/Supplemental Data(1):

   Net assets, end of year (000 omitted)....                  $ 50,620     $ 65,775     $ 87,336     $ 115,937     $ 80,004
   Ratio of net expenses to average net assets                   0.96%        0.96%        0.90%         0.90%        0.90%

   Ratio of net expenses after custodian fee
     reduction to average net assets(3) ....                     0.95%(5)     0.95%(5)     0.90%        0.90%        0.90%
   Ratio of net investment income to average
      net assets............................                     5.44%        5.84%        5.36%        5.18%        5.50%
   Portfolio turnover rate..................                       38%          61%          31%           26%          34%

--------------------------------------------------------------------------------------------------------------------------------

(1)For the years ended December 31, 2001 and 1999, the operating expenses of the fund were reduced by an allocation of expenses to the investment adviser, or a reduction in distribution expenses by the distributor. Had such action not been undertaken, net investment income per share and the ratios would have been as follows:

                                                                2001                       1999
                                                            ------------------------------------------

   Net investment income per share..........                  $  0.701                  $  0.678
                                                              ==========                ==========
   Ratios (As a percentage of average net assets):

     Expenses...............................                     1.02%                      0.91%
                                                              ==========                ==========
     Expenses after custodian fee reduction(3)                   1.01%                      0.91%
                                                              ==========                ==========
     Net investment income..................                     6.38%                      5.35%
                                                              ==========                ==========

----------------------------------------------------------------------------------------------------------------------------------

(2)Total  investment  return is calculated  assuming a purchase at the net asset value on the first  day and a sale at the net asset  value on the last day of each year reported.  Dividends and  distributions,  if any, are assumed to be reinvested at the net asset value on the reinvestment date.
(3)Custodian fees were reduced by credits  resulting from cash balances the fund and the portfolio maintained with the custodian (Note 1C). The computation of net expenses to average daily net assets  reported above is computed  without consideration of such credits.
(4)Reporting   guidelines   require  the  funds  to  disclose   the  effects  of
   implementing  the  change in  accounting  for  amortization  of  premium  and discount on debt  securities.  If  adjustments  were not made, net investment income per share would have been $0.716 and net realized and unrealized  gain
   (loss) per share would have been $(0.097).
(5)Under a written  agreement,  Wright  waives  all or a portion  of either  its advisory  and/or  distribution  fees and  assumes  operating  expenses to the extent necessary to limit expense ratios to 0.95%.

See notes to financial statements

WRIGHT MANAGED INCOME TRUST
-------------------------------------------------------------------------------
Financial Highlights

                                                                            Year Ended December 31,
                                                              -----------------------------------------------------------------
WRIGHT CURRENT INCOME FUND                                     2001(5)       2000(5)      1999(5)       1998         1997
-------------------------------------------------------------------------------------------------------------------------------
                                                                                  Standard Shares
                                                              -----------------------------------------------------------------

Net asset value, beginning of year..........                  $ 10.460     $  10.090    $  10.660    $  10.630    $ 10.430
                                                              --------     --------     --------     --------     --------
Income (loss) from investment operations:

   Net investment income(1)  ...............                  $  0.616     $   0.631    $   0.620    $   0.646    $  0.658
   Net realized and unrealized gain (loss)..                     0.120         0.372       (0.570)       0.028       0.206
                                                              --------     --------     --------     --------     --------
       Total income from

          investment operations.............                  $  0.736     $   1.003    $   0.050    $   0.674    $  0.864
                                                              --------     --------     --------     --------     --------

Less distributions:

   Dividends from net investment income.....                  $ (0.616)    $  (0.633)   $  (0.620)   $  (0.644)   $ (0.664)
                                                              --------     --------     --------     --------     --------
       Total distributions..................                  $ (0.616)    $  (0.633)   $  (0.620)   $  (0.644)   $ (0.664)
                                                              --------     --------     --------     --------     --------
Net asset value, end of year................                  $ 10.580     $  10.460    $  10.090    $  10.660    $ 10.630
                                                              =========    =========    =========    =========    =========

Total return(2) ............................                     7.18%        10.31%        0.52%        6.51%        8.56%

Ratios/Supplemental Data(1):

   Net assets, end of year (000 omitted)....                  $  54,966    $  68,015    $  76,452    $  90,262     $76,217
   Ratio of net expenses to average net assets(4)                 0.95%(7)     0.95%(7)     0.91%        0.90%       0.89%
   Ratio of net investment income
      to average net assets.................                      5.83%        6.22%        6.02%        6.03%       6.44%
   Portfolio turnover rate .................                         4%(6)        6%(6)        0%(6)        1%(6)       3%(3)

---------------------------------------------------------------------------------------------------------------------------------

(1)For the years ended December 31, 2001, 2000, 1999, 1998 and 1997, the operating expenses of the fund were reduced by an allocation of expenses to the investment advisor or a reduction in distribution expense by the distributor. Had such action not been undertaken, net investment income per share and the ratios would have been as follows:

                                                                2001          2000         1999         1998         1997
                                                            -----------------------------------------------------------------

     Net investment income per share........                  $  0.609     $   0.629    $   0.615    $   0.644     $  0.652
                                                              =========    =========    =========    =========    =========
     Ratios (As a percentage of average net assets):

         Expenses...........................                     1.02%(4)      0.97%(4)     0.96%(4)     0.92%(4)     0.95%(4)
                                                              =========    =========    =========    =========    =========
         Net investment income..............                     5.76%         6.20%        5.97%        6.01%        6.38%
                                                              =========    =========    =========    =========    =========
-------------------------------------------------------------------------------------------------------------------------------

(2)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.
(3)Portfolio turnover represents the rate of portfolio activity for the period while the fund was making investments directly in securities.
(4)Includes each fund's share of its corresponding portfolio's allocated expenses.
(5)Certain of the per share data are based on average shares outstanding.
(6)Represents portfolio turnover rate at the fund's corresponding portfolio.
(7)Under a written agreement in effect for the current fiscal year, Wright waives all or a portion of either its advisory and/or distribution fees and assumes operating expenses to the extent necessary to limit expense ratios to 0.95%.

See notes to financial statements

WRIGHT MANAGED INCOME TRUST
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                            Year Ended December 31,
                                                             ------------------------------------------------------------------
WRIGHT CURRENT INCOME FUND - continued                         2001(5)       2000(5)      1999(5)       1998        1997(4)
-------------------------------------------------------------------------------------------------------------------------------
                                                                                   Institutional Shares
                                                             ------------------------------------------------------------------

Net asset value, beginning of year..........                  $  9.960     $   9.600    $  10.150    $  10.120     $ 10.000
                                                              --------     --------     --------     --------      --------

Income (loss) from investment operations:

   Net investment income  ..................                  $  0.622     $   0.625    $   0.620    $   0.619     $  0.313
   Net realized and unrealized gain (loss)..                     0.094         0.359       (0.560)       0.026        0.120
                                                              --------     --------     --------     --------      --------
       Total income from

          investment operations.............                  $  0.716     $   0.984    $   0.060    $   0.645     $  0.433
                                                              --------     --------     --------     --------      --------
Less distributions:

   Dividends from investment income.........                  $ (0.616)    $  (0.624)   $  (0.610)   $  (0.615)    $ (0.313)
                                                              --------     --------     --------     --------      --------
       Total distributions..................                  $ (0.616)    $  (0.624)   $  (0.610)   $  (0.615)    $ (0.313)
                                                              --------     --------     --------     --------      --------
Net asset value, end of year................                  $ 10.060     $   9.960    $   9.600    $  10.150     $ 10.120
                                                              =========    =========    =========    =========    =========
Total return(9) ............................                     7.34%        10.63%        0.60%        6.56%        4.40%

Ratios/Supplemental Data:(1)

   Net assets, end of year (000 omitted)....                  $  18,562    $  25,695    $  23,374    $  23,231     $ 21,801
   Ratio of net expenses to average net assets(2)                 0.70%(8)     0.70%(8)     0.70%        0.75%        0.48%(3)

   Ratio of net investment income
      to average net assets.................                     6.11%         6.46%        6.23%        6.11%        4.70%(3)
   Portfolio turnover rate .................                        4%(6)         6%(6)        0%(6)        1%(6)        3%(7)
----------------------------------------------------------------------------------------------------------------------------------

(1)For the years ended December 31, 2001 and 2000, the operating expenses of the fund were reduced by an allocation of expenses to the investment advisor or a reduction by the principal underwriter. Had such action not been undertaken, net investment income per share and the ratios would have been as follows:

                                                                2001          2000
                                                           -----------------------------

   Net investment income per share..........                  $  0.603     $  0.619
                                                              ==========   ==========
   Ratios (As a percentage of average net assets):

     Expenses(2) ...........................                     0.82%         0.76%
                                                              ==========   ==========
     Net investment income..................                     5.99%         6.40%
                                                              ==========   ==========

---------------------------------------------------------------------------------------------------------------------------------

(2)Includes each fund's share of its corresponding portfolio's allocated expenses.
(3)Annualized.
(4)For the period from July 7, 1997 (inception of offering of institutional shares) to December 31, 1997.
(5)Certain of the per share data are based on average shares outstanding.
(6)Represents portfolio turnover rate at the fund's corresponding portfolio.
(7)Portfolio  turnover  represents the rate of portfolio activity for the period while the fund was making investments directly in securities.
(8)Under a written  agreement  in effect for the  current  fiscal  year,  Wright waives all or a portion of either its advisory and/or  distribution  fees and assumes operating expenses to the extent necessary to limit expense ratios to
   0.70%.
(9)Total  investment  return is calculated  assuming a purchase at the net asset value on the first  day and a sale at the net asset  value on the last day of each period reported. Dividends and distributions,  if any, are assumed to be reinvested at the net asset value on the reinvestment date.

See notes to financial statements


WRIGHT MANAGED INCOME TRUST
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

(1)  SIGNIFICANT ACCOUNTING POLICIES

     The Wright Managed Income Trust (the Trust), issuer of Wright U.S. Treasury Money Market Fund (WTMM) series, Wright U.S. Government Near Term Fund (WNTB) series, Wright U.S. Treasury Fund (WUSTB) series, Wright Total Return Bond Fund
(WTRB) series, and Wright Current Income Fund (WCIF) series (collectively, the Funds), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end, management investment company. WNTB, WUSTB, and WCIF invest all of their investable assets in interests in a separate corresponding open-end management investment company (a Portfolio), a New York Trust, having the same investment objective as its corresponding fund. WNTB invests its assets in the Near Term Portfolio, WUSTB invests its assets in the U.S. Treasury Portfolio, and WCIF invests its assets in the Current Income Portfolio. The value of each fund's investment in its corresponding Portfolio reflects the fund's proportionate interest in the net assets of that Portfolio (99.99%,
88.06%, and 99.99% at December 31, 2001 for WNTB, WUSTB, and WCIF, respectively). The performance of each fund is directly affected by the performance of its corresponding Portfolio. The financial statements of each Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with each fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Investment Valuations - For WTRB investments for which market quotations are readily available are valued at current market value as furnished by a pricing service. Investments for which valuations are not readily available will be appraised at their fair value as determined in good faith by or at the direction of the Trustees. Short-term obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. WTMM's money market instruments are valued at amortized cost, which the Trustees have determined in good faith constitutes market value. WTMM's use of amortized cost is subject to the fund's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940. Valuation of securities by WNTB, WUSTB, and WCIF are discussed in Note 1A of the Portfolios' Notes to Financial Statements which are included elsewhere in this report.

B. Interest Income - For WTMM and WTRB, interest income consists of interest accrued and discount earned (including both original issue and market discount) and amortization of premium or discount on long-term debt securities when required for federal income tax purposes. The funds are in compliance with the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, which is effective for fiscal years beginning after December 15, 2000. The cumulative effect of the change to the cost of debt securities held at the beginning of the year for WTRB was a reduction of $97,403. The effect of the change for the period ended December 31, 2001 was:

                                                  WTRB

         Decrease to Investment Income      $    34,267
         Increase in Realized Gain          $    41,497
         Decrease to Unrealized Gain        $     7,230

     The income is accrued ratably to the date of maturity on the investments of the funds. The net investment income of WNTB, WUSTB, and WCIF consists of the fund's pro rata share of the net investment income of its corresponding Portfolio, less all actual and accrued expenses of each fund determined in accordance with accounting principles generally accepted in the United States of America.

C. Expense Reduction - The funds have entered into an arrangement with their custodian agent whereby interest earned on uninvested cash balances is used to offset custodian fees. All significant reductions are reported as a reduction of total expenses in the Statement of Operations.

D. Federal Taxes - The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) available to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2001, the Trust, for federal income tax purposes, had capital loss carryovers of $7,867,964 (WNTB), $2,729,896 (WTRB), and $1,632,160 (WCIF)
     which will reduce taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distribution to shareholders which would otherwise be necessary to relieve the respective fund of any liability for federal income or excise tax. Pursuant to the Code, such capital loss carryovers will expire as follows:

    12/31           WNTB            WTRB           WCIF
-------------------------------------------------------------------------------

     2002        $6,668,565           $ -         $676,782
     2003           376,568             -          215,933
     2004                -              -          113,252
     2005           188,862             -           19,428
     2006            62,582             -               -
     2007           297,581             -           66,159
     2008           273,806      2,729,896         289,504
     2009                -              -          251,102
-------------------------------------------------------------------------------

     At December 31, 2001, net capital losses of $860,226 for WTRB and $22,014 for WCIF attributable to security transactions incurred after October 31, 2001 are treated as arising on the first day of the fund's current taxable year.

E. Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

F. Other - Investment transactions are accounted for on the date the investments are purchased or sold.

G. Multiple Classes of Shares of Beneficial Interest - Each fund is authorized to offer a standard share class and an institutional share class. The share classes differ in their respective distribution, service fees and other class specific expenses. All shareholders bear the common expenses of the fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Each class has equal rights as to voting, redemption, dividends, and liquidation. At December 31, 2001, only WCIF had an institutional share class.

H. Reclassifications - Certain amounts in the prior periods' financial statements have been reclassified to conform to the current year's presentation.


(2)  DISTRIBUTIONS

     Each fund's policy is to determine net income once daily, as of the close of the New York Stock Exchange and the net income so determined is substantially declared as a dividend to shareholders of record at the time of such determination. Distributions of realized capital gains are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the same fund at the net asset value as of the ex-dividend date. Dividends may be reinvested in additional shares of the same fund at the net asset value as of the payable date.

     The Trust requires that differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary overdistributions for financial statement purposes be classified as distributions in excess of net investment income or accumulated net realized gain.

     Distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting for certain items may result in reclassification of these items.

     During the year ended December 31, 2001, the following amounts were reclassified due to differences between book and tax accounting created primarily by the deferral of certain losses for tax purposes and character reclassifications between net investment income and net realized capital gains.

                               Accumulated     Undistributed
                            Undistributed Net       Net
               Paid-In    Realized Gain (Loss)  Investment
               Capital        on Investments      Income

------------------------------------------------------------------------------
WTRB         $     (1)          $(131,669)       $131,670
WCIF          (34,880)             42,566          (7,686)
WUSTB               -            (417,417)        417,417
WNTB                -            (180,780)        180,780
------------------------------------------------------------------------------


Net investment income, net realized gains (losses) and net assets were not affected by these reclassifications.

(3)  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     The Trust has engaged Wright Investors' Service, Inc. (Wright) to act as investment adviser to the funds pursuant to the respective Investment Advisory Contracts. Wright furnishes each fund with investment management, investment advisory, and other services. For its services, Wright is compensated based upon a percentage of average daily net assets which rate is adjusted as average daily net assets exceed certain levels. For the year ended December 31, 2001, for WTMM and WTRB the effective annual rate was 0.35% and 0.45%, respectively. The Portfolios have engaged Wright to render investment advisory services. (See Note 2 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report.) To enhance the net income of WTMM, Wright made a reduction of its investment adviser fee by $94,613. In addition, Wright was allocated expenses of $24,113, $28,883, and $10,750 on behalf of WTMM, WUSTB, and WCIF, respectively.

     The Trust also has engaged Eaton Vance Management (Eaton Vance) to act as administrator of the Trust. Under the Administration Agreement, Eaton Vance is responsible for managing the business affairs of the Trust and is compensated based upon a percentage of average daily net assets which rate is reduced as average daily net assets exceed certain levels. For the year ended December 31, 2001, the effective annual rate was 0.07% for WTMM, 0.02% for WNTB, 0.02% for WUSTB, 0.07% for WTRB, and 0.02% for WCIF. Certain of the Trustees and officers of the Trust are directors/trustees and/or officers of the above organizations. Except as to Trustees of the Trust who are not employees of Eaton Vance or Wright, Trustees and officers received remuneration for their services to the Trust out of fees paid to Eaton Vance and Wright.

(4)  DISTRIBUTION EXPENSES

     The Trustees have adopted a Distribution Plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plan provides that each of the funds, except WTMM, will pay Wright Investors' Service Distributors, Inc. (Principal Underwriter), a wholly-owned subsidiary of Winthrop, at an annual rate of 0.25% of the Standard shares average daily net assets of each fund for activities primarily intended to result in the sale of each fund's Standard shares. To enhance the net income of WNTB, WUSTB, and WTRB, the Principal
Underwriter made a reduction of its fee by $65,873, $30,745, and $35,512, respectively.

In addition, the Trustees have adopted a service plan (the Service Plan) which allows the funds to reimburse the Principal Underwriter for payments to intermediaries for providing account administration and personal and account maintenance services to their customers who are beneficial owners of shares. The amount of service fee payable under the Service Plan with respect to each class of shares may not exceed 0.25% annually of the average daily net assets attributable to the respective classes. For the year ended December 31, 2001, the funds did not accrue or pay any service fees.

 (5) SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in fund shares were as follows:

                                                                     Year Ended                       Year Ended
                                                                   December 31, 2001                December 31, 2000
                                                           -------------------------------------------------------------------
                                                               Shares            Amount         Shares            Amount
------------------------------------------------------------------------------------------------------------------------------

Wright U.S. Government Near Term Fund--
     Sales...............................................    1,365,316    $  13,985,447       1,667,611     $  16,550,537
     Issued to shareholders in payment of
       distributions declared.............................     103,978        1,063,991         132,652         1,317,819
     Redemptions..........................................  (1,858,949)     (18,980,280)     (3,229,879)      (32,047,625)
                                                            -----------   --------------     -----------    --------------
         Net decrease.....................................    (389,655)   $  (3,930,842)     (1,429,616)    $ (14,179,269)
                                                            ============= ==============    =============   ==============

Wright U.S. TREASURY Fund--
     Sales................................................     307,197    $   4,219,756         116,758      $  1,539,944
     Issued to shareholders in payment
       of distributions declared..........................      33,008          454,921          63,037           832,310
     Redemptions..........................................    (794,193)     (10,825,242)     (1,399,714)      (18,416,272)
                                                            ----------    --------------     -----------    --------------
         Net increase (decrease)..........................     453,988    $  (6,150,565)     (1,219,919)    $ (16,044,018)
                                                            ===========   ===============    ===========    ==============

Wright Total Return Bond Fund--
     Sales................................................     575,009    $   7,333,087       1,269,912     $  15,583,668
     Issued to shareholders in payment
       of distributions declared..........................     191,328        2,438,952         255,788         3,123,392
     Redemptions..........................................  (1,941,125)     (24,715,834)     (3,534,998)      (43,084,748)
                                                            ----------    --------------     -----------    --------------
         Net decrease.....................................  (1,174,788)   $ (14,943,795)     (2,009,298)    $ (24,377,688)
                                                            ===========   ===============    ===========    ==============


Wright Current Income Fund -- Standard Shares

     Sales................................................    1,418,663   $    15,022,48       2,313,418    $   23,557,659
     Issued to shareholders in payment
       of distributions declared..........................      171,018        1,813,111         263,223         2,675,755
     Redemptions..........................................   (2,893,478)     (30,591,063)     (3,656,461)      (37,172,863)
                                                            -----------    --------------     -----------    --------------
         Net decrease.....................................  (1,303,797)   $ (13,755,466)     (1,079,820)    $  (10,939,449)
                                                            ===========    ==============    =============  ===============

Wright Current Income Fund-- Institutional Shares
     Issued to shareholders in payment
       of distributions declared..........................     140,115    $   1,414,140         161,682     $   1,565,194
     Redemptions..........................................    (875,313)      (8,859,313)        (16,802)         (165,000)
                                                            -----------   --------------     -----------    --------------
         Net increase (decrease)..........................    (735,198)   $  (7,445,173)        144,880     $   1,400,194
                                                            ===========   ==============     ===========    ==============

------------------------------------------------------------------------------------------------------------------------------



(6)  INVESTMENT TRANSACTIONS

     The Trust invests primarily in debt securities. The ability of the issuers of the debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or municipality. Purchases and sales and maturities of investments, other than short-term obligations, were as follows:

                                          Year Ended
                                         Dec. 31, 2001

                                             WTRB
------------------------------------------------------------------------------

Purchases--
   Non-U.S. Obligations                 $  13,607,899
                                        ==============
   U.S. Gov't Obligations               $   8,471,608
                                        ==============

Sales--
   Non-U.S. Gov't Obligation            $  16,150,689
                                        ==============
   U.S. Gov't Obligations               $  14,744,585
                                        ==============

     Increases and decreases in each fund's investment in its corresponding Portfolio for the year ended December 31, 2001 were as follows:

                         WNTB         WUSTB        WCIF
-------------------------------------------------------------------------------

Increases           $14,050,690    $4,300,147   $15,222,381
Decreases           (19,763,460)  (11,172,694)  (41,344,439)


(7)  FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES

     The cost and unrealized appreciation (depreciation) of the investment securities owned at December 31, 2001, as computed on a federal income tax basis, are as follows:

                                                 WTRB

-------------------------------------------------------------------------------

Aggregate cost............................  $  48,300,047
                                             =============
Gross unrealized appreciation.............  $   1,460,920
Gross unrealized depreciation.............       (216,319)
                                              ------------
Net unrealized appreciation...............  $   1,244,601
                                             =============


(8)  LINE OF CREDIT

     The funds participate with other funds managed by Wright in a committed $20 million unsecured line of credit agreement with a bank. The funds may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each fund based on its borrowings at an amount above the federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the average daily unused portion of the $20 million line of credit, is allocated among the participating funds at the end of each quarter. The funds did not have significant borrowings or allocated fees during the year ended December 31, 2001.At December 31, 2001, there were no loans outstanding under the credit facility.

(9) SUBSEQUENT EVENT

     On February 26, 2002 the Trustees of The Wright Managed Income Trust approved the redesignation of shares of the Wright U.S. Treasury Fund to the Wright U.S. Government Intermediate Fund and changed the fund's onjective to include investments in U.S. government agencies with an average weighted maturity of between two and six years. Also, the Wright U.S. Government Near Term Fund will have an average weighted maturity of between one and three years. These changes will take effect on May 1, 2002.

WRIGHT MANAGED INCOME TRUST
-------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT

         To the Trustees and Shareholders of
         The Wright Managed Income Trust:


         We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of The Wright Managed Income Trust (the "Trust") comprising the Wright U.S. Treasury Money Market Fund, Wright U.S. Government Near Term Fund, Wright U.S. Treasury Fund, Wright Total Return Bond Fund, and Wright Current Income Fund (the "Funds") as of December 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

         We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable
         assurance about whether the financial   statements  and  financial
         highlights  are  free  of  material misstatement.  An  audit  includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates
         made by management,   as  well  as  evaluating  the  overall financial
         statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting The Wright Managed Income Trust as of December 31, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

         DELOITTE & TOUCHE LLP



         Boston, Massachusetts
         February 15, 2002

WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
-----------------------------------------------------------------------------
SELECTED BLUE CHIP EQUITIES PORTFOLIO (SBCP)

                    STATEMENT OF ASSETS AND LIABILITIES

                            December 31, 2001
-----------------------------------------------------------------------------

ASSETS:
  Investments -
    Identified cost.......................     $39,197,892
    Unrealized appreciation...............       6,472,679
                                               ------------
    Total investments, at value (Note 1A).     $45,670,571

  Cash....................................         810,277
  Dividends and interest receivable.......          25,736
  Deferred organization expenses (Note 1C)           3,482
  Other assets............................             491
                                               ------------
    Total Assets..........................     $46,510,557
                                               ------------


LIABILITIES:
  Accrued expenses and other liabilities..     $     2,925
                                               ------------

NET ASSETS APPLICABLE TO
  INVESTORS' INTEREST IN PORTFOLIO........     $46,507,632
                                               ============

NET ASSETS CONSISTS OF:
  Net proceeds from capital contributions and
   withdrawals............................     $40,034,953
  Unrealized appreciation on investments
   (computed on the basis of identified cost)    6,472,679
                                               ------------
    Total.................................     $46,507,632
                                               ============


                           STATEMENT OF OPERATIONS

                    For the Year Ended December 31, 2001
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1G):
  Income -
   Dividends..............................     $   391,555
   Interest...............................          49,570
                                               ------------
    Total income..........................     $   441,125
                                               ------------

  Expenses -

   Investment adviser fee (Note 2)........     $   303,497
   Administrator fee (Note 2).............          50,582
   Compensation of Trustees not employees of
    the investment adviser or administrator          3,253
   Custodian fee (Note 1D)................          51,413
   Audit fees.............................          33,633
   Amortization of organization expenses (Note 1C)   5,802
   Miscellaneous..........................             614
                                               ------------
    Total expenses........................     $   448,794
                                               ------------
   Deduct -
    Reduction of custodian fee (Note 1D)..     $    (5,819)
                                               ------------
         Net expenses.....................     $   442,975
                                               ------------
            Net investment loss...........     $    (1,850)
                                               ------------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain on investment transactions
   (identified cost basis)................     $ 1,742,377
  Change in unrealized appreciation
   on investments ........................      (7,324,472)
                                               ------------
  Net realized and unrealized loss
   on investments.........................     $(5,582,095)
                                               ------------

    Net decrease in net assets
       from operations....................     $(5,583,945)
                                               ============


See notes to financial statements

WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
-----------------------------------------------------------------------------
SELECTED BLUE CHIP EQUITIES PORTFOLIO (SBCP)

                                                                                                   Year Ended
                                                                                                   December 31
                                                                                         ---------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                                        2001                  2000
--------------------------------------------------------------------------------------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income (loss)...............................................     $     (1,850)         $     52,806
     Net realized gain on investments...........................................        1,742,377             7,612,090
     Change in unrealized appreciation
       of investments...........................................................       (7,324,472)           (1,875,548)
                                                                                      ------------          ------------
       Net increase (decrease) in net assets from operations....................     $ (5,583,945)         $  5,789,348
                                                                                      ------------          ------------

   Capital transactions -
     Contributions..............................................................     $ 15,631,720          $ 18,911,484
     Withdrawals................................................................      (15,363,603)          (48,359,914)
                                                                                      ------------          ------------
   Increase (decrease) in net assets resulting from capital transactions........     $    268,117          $(29,448,430)
                                                                                      ------------          ------------
   Net decrease in net assets...................................................     $ (5,315,828)         $(23,659,082)

NET ASSETS:

   At beginning of year.........................................................       51,823,460            75,482,542
                                                                                      ------------          ------------

   At end of year...............................................................     $ 46,507,632          $ 51,823,460
                                                                                     =============         =============

See notes to financial statements

WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
-------------------------------------------------------------------------------
INTERNATIONAL BLUE CHIP EQUITIES PORTFOLIO (IBCP)



                   STATEMENT OF ASSETS AND LIABILITIES

                            December 31, 2001
-------------------------------------------------------------------------------

ASSETS:
  Investments -
    Identified cost.......................     $91,470,674
    Unrealized depreciation...............      (8,526,536)
                                               ------------

    Total investments, at value (Note 1A).     $82,944,138

  Cash....................................           2,023
  Foreign currency, at value
   (identified cost $3,090)...............           3,090
  Tax reclaim receivable..................         155,257
  Dividends and interest receivable.......          40,151
  Deferred organization expenses (Note 1C)           3,482
  Other assets............................             850
                                               ------------
    Total Assets..........................     $83,148,991
                                               ------------


LIABILITIES:
  Accrued expenses and other liabilities..     $    13,323
                                               ------------
   Total Liabilities......................     $    13,323
                                               ------------

NET ASSETS APPLICABLE TO
  INVESTORS' INTEREST IN PORTFOLIO........     $83,135,668
                                               =============

NET ASSETS CONSISTS OF:
  Net proceeds from capital contributions and
   withdrawals............................     $91,675,675
  Unrealized depreciation on investments
   and foreign currency transactions (computed
   on the basis of identified cost).......      (8,540,007)
                                               ------------
    Total.................................     $83,135,668
                                               ============


                        STATEMENT OF OPERATIONS

                    For the Year Ended December 31, 2001
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1G):
  Income -
   Dividends..............................     $ 1,312,476
   Interest...............................         213,240
   Less: Foreign taxes....................        (156,792)
                                               ------------
    Total income..........................     $ 1,368,924
                                               ------------

  Expenses -

   Investment adviser fee (Note 2)........     $   788,793
   Administrator fee (Note 2).............         142,594
   Compensation of Trustees not employees of
    the investment adviser or administrator          3,253
   Custodian fee (Note 1D)................         179,996
   Audit fees.............................          39,092
   Amortization of organization expenses
    (Note 1C).............................           5,802
   Miscellaneous..........................             956
                                               ------------
    Total expenses........................     $ 1,160,486
                                               ------------
     Net investment income................     $   208,438
                                               ------------


REALIZED AND UNREALIZED LOSS
  ON INVESTMENTS:
  Net realized loss on investment and foreign
   currency transactions (identified
    cost basis)...........................     $11,656,208)
  Change in unrealized depreciation of
   investments and translation of assets and
   liabilities in foreign currencies......     (17,821,965)
                                               ------------

  Net realized and unrealized loss on
   investments and foreign currency.......     $(29,478,173)
                                               ------------

    Net decrease in net assets
       from operations....................     $(29,269,735)
                                               =============


See notes to financial statements

WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
-------------------------------------------------------------------------------
INTERNATIONAL BLUE CHIP EQUITIES PORTFOLIO (IBCP)

                                                                                                   Year Ended
                                                                                                   December 31
                                                                                     ---------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                                        2001                  2000
----------------------------------------------------------------------------------------------------------------------------


DECREASE IN NET ASSETS:
   From operations -
     Net investment income......................................................     $    208,438          $  1,712,083
     Net realized gain (loss) on investments....................................      (11,656,208)           16,133,436
     Change in unrealized depreciation on investments...........................      (17,821,965)          (45,237,647)
                                                                                      ------------          ------------
       Net decrease in net assets from operations...............................     $(29,269,735)         $(27,392,128)
                                                                                      ------------          ------------

   Capital transactions -
     Contributions..............................................................     $ 19,270,774          $114,855,509
     Withdrawals................................................................      (36,462,563)         (130,337,378)
                                                                                      ------------          ------------
   Decrease in net assets resulting from capital transactions...................     $(17,191,789)         $(15,481,869)
                                                                                      ------------          ------------
   Net decrease in net assets...................................................     $(46,461,524)         $(42,873,997)

NET ASSETS:

   At beginning of year.........................................................      129,597,192           172,471,189
                                                                                      ------------          ------------

   At end of year...............................................................     $ 83,135,668          $129,597,192
                                                                                     =============         =============
See notes to financial statements


WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
-------------------------------------------------------------------------------
U.S. GOVERNMENT NEAR TERM PORTFOLIO (NTBP)

                 STATEMENT OF ASSETS AND LIABILITIES

                         December 31, 2001
-------------------------------------------------------------------------------

ASSETS:
  Investments -
    Identified cost.......................     $34,313,307
    Unrealized appreciation...............         573,175
                                               ------------
    Total investments, at value (Note 1A).     $34,886,482

  Cash....................................         742,919
  Interest receivable.....................         457,600
  Deferred organization expenses (Note 1C)           2,432
  Other...................................             313
                                               ------------
    Total assets..........................     $36,089,746
                                               ------------


LIABILITIES:
  Accrued investment adviser fee..........     $     8,679
  Accrued expenses and other liabilities..           2,515
                                               ------------
    Total liabilities.....................     $    11,194
                                               ------------


NET ASSETS APPLICABLE TO
  INVESTORS' INTEREST IN PORTFOLIO........     $36,078,552
                                               ============

NET ASSETS CONSISTS OF:
  Net proceeds from capital contributions and
   withdrawals............................     $35,505,377
  Unrealized appreciation on investments
   (computed on the basis of identified cost)      573,175
                                               ------------
    Total.................................     $36,078,552
                                               ============


                      STATEMENT OF OPERATIONS

              For the Year Ended December 31, 2001
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1G):
  Income -
   Interest Income........................     $ 1,939,176
                                               ------------

  Expenses -
   Investment adviser fee (Note 2)........     $   163,447
   Administrator fee (Note 2).............          25,425
   Compensation of Trustees not employees of
    the investment adviser or administrator          3,253
   Custodian fee (Note 1D)................          39,381
   Audit fees.............................          30,440
   Interest expense.......................           3,696
   Miscellaneous..........................             310
   Amortization of organization expenses
    (Note 1C).............................           5,854
                                               ------------
    Total expenses........................     $   271,806
                                               ------------

  Deduct -
   Reduction of investment
    adviser fee (Note 2)..................     $   (25,560)
   Reduction of custodian fee
    (Note 1D).............................          (6,649)
                                               ------------
     Total deductions.....................     $   (32,209)
                                               ------------
       Net expenses.......................     $   239,597
                                               ------------
         Net investment income............     $ 1,699,579
                                               ------------

REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS:
  Net realized gain on investment transactions
   (identified cost basis)................     $   436,242
  Net change in unrealized appreciation
   on investments.........................         367,359
                                               ------------

  Net realized and unrealized gain
   on investments.........................     $   803,601
                                               ------------

    Net increase in net assets
       from operations....................     $ 2,503,180
                                               ============

See notes to financial statements

WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
-------------------------------------------------------------------------------
U.S. GOVERNMENT NEAR TERM PORTFOLIO (NTBP)

                                                                                                   Year Ended
                                                                                                   December 31

                                                                                     -----------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                                        2001                  2000
------------------------------------------------------------------------------------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income......................................................     $  1,699,579          $  2,436,165
     Net realized gain (loss) on investments....................................          436,242              (237,342)
     Change in unrealized appreciation of investments...........................          367,359               776,470
                                                                                      ------------          ------------
       Net increase in net assets from operations...............................     $  2,503,180          $  2,975,293
                                                                                      ------------          ------------

   Capital transactions -
     Contributions..............................................................     $ 14,050,690          $ 16,553,797
     Withdrawals................................................................      (19,763,460)          (33,203,980)
                                                                                      ------------          ------------
   Decrease in net assets resulting from capital transactions...................     $ (5,712,770)         $(16,650,183)
                                                                                      ------------          ------------

   Net decrease in net assets...................................................     $ (3,209,590)         $(13,674,890)

NET ASSETS:

   At beginning of year.........................................................       39,288,142            52,963,032
                                                                                      ------------          ------------

   At end of year...............................................................     $ 36,078,552          $ 39,288,142
                                                                                     =============         =============

See notes to financial statements

WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
-------------------------------------------------------------------------------
U.S. TREASURY PORTFOLIO (USTBP)



                    STATEMENT OF ASSETS AND LIABILITIES

                             December 31, 2001
-------------------------------------------------------------------------------

ASSETS:
  Investments -
    Identified cost.......................     $ 10,597,767
    Unrealized appreciation...............          745,298
                                               ------------
    Total investments, at value (Note 1A).     $ 11,343,065

  Cash....................................           35,235
  Interest receivable.....................          157,172
  Deferred organization expenses (Note 1C)            2,378
  Other assets............................              107
                                               ------------
    Total assets..........................     $ 11,537,957
                                               ------------

LIABILITIES:
  Accrued expenses and other liabilities..     $      2,571
                                               ------------
    Total liabilities.....................     $      2,571
                                               ------------


NET ASSETS APPLICABLE TO
  INVESTORS' INTEREST IN PORTFOLIO........     $ 11,535,386
                                               =============

NET ASSETS CONSISTS OF:
  Net proceeds from capital contributions and
   withdrawals............................     $ 10,790,088
  Unrealized appreciation on investments
   (computed on the basis of identified cost)       745,298
                                               ------------
    Total.................................     $ 11,535,386
                                               =============


                       STATEMENT OF OPERATIONS

                 or the Year Ended December 31, 2001
-------------------------------------------------------------------------------

INVESTMENT INCOME (Note 1G):
  Income -
   Interest Income........................     $   821,484
                                               ------------

  Expenses -
   Investment adviser fee (Note 2)........     $    61,061
   Administrator fee (Note 2).............           9,500
   Compensation of Trustees not employees of
    the investment adviser or administrator          3,253
   Custodian fee (Note 1D)................          34,362
   Audit fees.............................          27,762
   Interest expense.......................             861
   Amortization of organization expenses
    (Note 1C).............................           5,854
   Miscellaneous..........................             132
                                               ------------
    Total expenses........................     $   142,785
                                               ------------

   Deduct -
    Reduction of investment adviser fee
       (Note 2)...........................     $   (44,750)
    Reduction of custodian fee (Note 1D)..          (9,566)
                                               ------------
      Total deductions....................     $   (54,316)
                                               ------------
      Net expenses........................     $    88,469
                                               ------------
        Net investment income.............     $   733,015
                                               ------------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain on investment transactions
   (identified cost basis)................     $   196,730
  Net change in unrealized depreciation
   on investments.........................        (271,383)
                                               ------------

  Net realized and unrealized loss
   on investments.........................     $  ( 74,653)
                                               ------------

    Net increase in net assets
       from operations....................     $    658,362
                                               =============
See notes to financial statements

WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
-------------------------------------------------------------------------------
U.S. TREASURY PORTFOLIO (USTBP)

                                                                                                   Year Ended
                                                                                                   December 31

                                                                                      -------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                                        2001                  2000
---------------------------------------------------------------------------------------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income......................................................     $    733,015          $  1,404,780
     Net realized gain (loss) on investments....................................          196,730               (73,914)
     Change in unrealized appreciation (depreciation) of investments............         (271,383)            1,508,234
                                                                                      ------------          ------------
       Net increase in net assets from operations...............................     $    658,362          $  2,839,100
                                                                                      ------------          ------------

   Capital transactions -
     Contributions..............................................................     $  4,430,147          $  1,928,556
     Withdrawals................................................................      (11,648,194)          (20,425,740)
                                                                                      ------------          ------------
   Decrease in net assets resulting from capital transactions...................     $ (7,218,047)         $(18,497,184)
                                                                                      ------------          ------------
   Net decrease in net assets...................................................     $ (6,559,685)         $(15,658,084)

NET ASSETS:

   At beginning of year.........................................................       18,095,071            33,753,155
                                                                                      ------------          ------------

   At end of year...............................................................     $ 11,535,386          $ 18,095,071
                                                                                     =============         =============

See notes to financial statements

WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
-------------------------------------------------------------------------------
CURRENT INCOME PORTFOLIO (CIFP)


                  STATEMENT OF ASSETS AND LIABILITIES

                         December 31, 2001
-------------------------------------------------------------------------------


ASSETS:
  Investments -
    Identified cost.......................     $ 71,793,027
    Unrealized appreciation...............        1,514,727
                                               ------------
    Total investments, at value (Note 1A).     $ 73,307,754

  Cash....................................            2,642
  Interest Receivable.....................          413,911
  Deferred organization expenses (Note 1C)            2,203
  Other assets............................              729
                                               ------------
    Total assets..........................     $ 73,727,239
                                               ------------


LIABILITIES:
  Payable for investments purchased.......     $    50,500
  Accrued expenses and other liabilities..          10,958
                                               ------------
    Total liabilities.....................     $    61,458
                                               ------------


NET ASSETS APPLICABLE TO
  INVESTORS' INTEREST IN PORTFOLIO........     $73,665,781
                                               =============

NET ASSETS CONSISTS OF:
  Net proceeds from capital contributions and
   withdrawals............................     $ 72,151,054
  Unrealized appreciation on investments
   (computed on the basis of identified cost)     1,514,727
                                               ------------
    Total.................................     $ 73,665,781
                                               ============


                        STATEMENT OF OPERATIONS

                 For the Year Ended December 31, 2001
------------------------------------------------------------------------------

INVESTMENT INCOME (Note 1G):
  Income -
   Interest Income........................     $ 5,603,218
                                               ------------

  Expenses -
   Investment adviser fee (Note 2)........     $  372, 710
   Administrator fee (Note 2).............          57,975
   Compensation of Trustees not employees of
    the investment adviser or administrator          3,253
   Custodian fee (Note 1D)................          63,373
   Audit fees.............................          30,440
   Interest expense.......................           8,525
   Amortization of organization expenses
    (Note 1C).............................           5,854
   Miscellaneous..........................             666
                                               ------------
    Total expenses........................     $   542,796
                                               ------------
   Deduct -
    Reduction of investment adviser
       fee (Note 2).......................         (59,400)
                                               ------------
       Total deductions...................     $   (59,400)
                                               ------------
       Net expenses.......................     $   483,396
                                               ------------
         Net investment income............     $ 5,119,822
                                               ------------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized loss on investment transactions
   (identified cost basis)................     $  (177,947)
  Net change in unrealized appreciation
   on investments.........................       1,195,719
                                               ------------

  Net realized and unrealized gain
   on investments.........................     $ 1,017,772
                                               ------------

    Net increase in net assets
       from operations....................     $ 6,137,594
                                               =============

See notes to financial statements

WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
-------------------------------------------------------------------------------
CURRENT INCOME PORTFOLIO (CIFP)

                                                                                                   Year Ended
                                                                                                   December 31

                                                                                    -----------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                                        2001                  2000
-----------------------------------------------------------------------------------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income......................................................     $  5,119,822          $  6,278,116
     Net realized loss on investments...........................................         (177,947)             (377,452)
     Change in unrealized appreciation on investments...........................        1,195,719             3,810,258
                                                                                      ------------          ------------
       Net increase in net assets from operations...............................     $  6,137,594          $  9,710,922
                                                                                      ------------          ------------

   Capital transactions -
     Contributions..............................................................     $ 15,222,381          $ 23,398,160
     Withdrawals................................................................      (41,344,439)          (39,445,934)
                                                                                      ------------          ------------
   Decrease in net assets resulting from capital transactions...................     $(26,122,058)         $(16,047,774)
                                                                                      ------------          ------------
   Net decrease in net assets...................................................     $(19,984,464)         $ (6,336,852)

NET ASSETS:

   At beginning of year.........................................................       93,650,245            99,987,097
                                                                                      ------------          ------------

   At end of year...............................................................     $  73,665,781         $ 93,650,245
                                                                                     =============         =============


See notes to financial statements


WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
-------------------------------------------------------------------------------
SUPPLEMENTARY DATA

                                                                             Year Ended December 31
                                                            ----------------------------------------------------------------
SELECTED BLUE CHIP EQUITIES PORTFOLIO (SBCP)                2001         2000         1999         1998         1997(2)
----------------------------------------------------------------------------------------------------------------------------
Ratios (As a percentage of average daily net assets):++
     Net expenses                                          0.89%        0.88%        0.85%        0.77%        0.66%+
     Net expenses after custodian fee reduction(1)         0.88%        0.88%        0.84%        0.77%        0.66%
     Net investment income (loss)                        (0.004%)       0.09%        0.67%        0.80%        1.08%+
Portfolio Turnover                                           67%          55%         106%          78%          28%
Net assets, end of period (000 omitted)                  $46,508      $51,823      $75,483      $221,657     $259,492
Total Return                                              (9.26%)
-----------------------------------------------------------------------------------------------------------------------------
+  Annualized.
++ For the year ended December 31, 1999, the operating  expenses of SBCP reflect a waiver of the investment  adviser fee. Had such action not been taken,  the ratios would have been as follows:

                                                                                     1999
                                                                                     ----
Ratios (As a percentage of average daily net assets):
     Expenses                                                                        0.86%
     Expenses after custodian fee reduction(1)                                       0.85%
     Net investment income                                                           0.66%


(1)Reporting guidelines require the Portfolio to increase its expense ratio by the effect of any offset arrangements with its service providers. The computation of net expenses to average daily net assets reported above is computed without consideration of credits in such offset arrangements.
(2)For the period from the start of business, May 2, 1997 to December 31, 1997.

See notes to financial statements
-------------------------------------------------------------------------------------------------------------------------------


                                                                             Year Ended December 31
                                                          ----------------------------------------------------------------------
INTERNATIONAL BLUE CHIP EQUITIES PORTFOLIO (IBCP)           2001         2000         1999         1998         1997(1)
--------------------------------------------------------------------------------------------------------------------------------
Ratios (As a percentage of average daily net assets):

     Net expenses                                          1.18%        1.13%        1.14%        1.01%        0.90%+
     Net investment income                                 0.21%        1.11%        0.33%        0.77%        0.95%+
Portfolio Turnover                                           39%          53%         105%           66%          37%
Net assets, end of period (000 omitted)                  $83,136     $129,597     $172,471      $212,231     $257,047
Total Return                                             (22.88%)
-------------------------------------------------------------------------------------------------------------------------------
+  Annualized.

(1)For the period from the start of business, May 2, 1997 to December 31, 1997.

See notes to financial statements

WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
-------------------------------------------------------------------------------
SUPPLEMENTARY DATA

                                                                              Year Ended December 31
                                                          --------------------------------------------------------------------
U.S. GOVERNMENT NEAR TERM PORTFOLIO (NTBP)                 2001          2000         1999         1998         1997(2)
------------------------------------------------------------------------------------------------------------------------------
Ratios (As a percentage of average daily net assets):++

     Net expenses(1)                                       0.68%        0.69%        0.58%        0.57%        0.46%+
     Net investment income                                 4.68%        5.55%        5.60%        5.68%        6.24%+
Portfolio Turnover                                           92%          65%           0%           10%           0%
Net assets, end of period (000 omitted)                  $36,079      $39,288      $52,963       $92,200     $102,861
Total Return                                               7.50%
-------------------------------------------------------------------------------------------------------------------------------
++  For the year ended December 31, 2001, the operating expenses of NTBP reflect a reduction of investment  adviser fee. Had such action not been taken,  the ratios would have been as follows:

                                                           2001
                                                           ----
Ratios (As a percentage of average daily net assets):
     Net expenses                                          0.75%
     Net expenses after custodian fee reduction            0.73%
     Net investment income                                 4.61%
-------------------------------------------------------------------------------------------------------------------------------
+   Annualized.
(1) Reporting guidelines require each Portfolio to increase its expense ratio by the  effect of any  offset  arrangements  with its  service  providers.  The computation  of net expenses to average daily net assets  reported  above is computed without  consideration of credits in such offset  arrangements.  If these  credits were  considered,  the ratio of net expenses to average daily net assets would have been reduced to 0.66% for the year ended  December 31,
    2001,  0.66% for the year ended December 31, 2000,  0.57% for the year ended
    December 31, 1999, 0.56% for the year ended December 31, 1998, and 0.45% for the period from the start of business, May 2, 1997 to December 31, 1997.
(2) For the period from the start of business, May 2, 1997 to December 31, 1997.


See notes to financial statements


                                                                           Year Ended December 31
                                                          --------------------------------------------------------------------
U.S. TREASURY PORTFOLIO (USTBP)                             2001         2000         1999         1998         1997(2)
------------------------------------------------------------------------------------------------------------------------------

Ratios (As a percentage of average daily net assets):++

     Net expenses(1)                                       0.72%        0.73%        0.60%        0.57%        0.56%+
     Net investment income                                 5.40%        5.77%        5.57%        5.45%        6.11%+
Portfolio Turnover                                           27%          74%           0%            7%           0%
Net assets, end of period (000 omitted)                  $11,535      $18,095      $33,753       $67,330      $74,536
Total Return                                               6.12%
--------------------------------------------------------------------------------------------------------------------------------
++  For the years ended December 31, 2001, 2000 and 1998, the operating expenses of USTBP reflect an allocation  of expenses to the  investment  adviser or a reduction of  investment  adviser  fee. Had such action not been taken,  the ratios would have been as follows:

                                                            2001         2000                      1998
                                                           -----        ------                    -----

Ratios (As a percentage of average daily net assets):

     Net expenses                                          1.05%        0.79%                     0.58%
     Net expenses after custodian fee reduction            0.98%        0.77%                     0.55%
     Net investment income                                 5.07%        5.71%                     5.44%
----------------------------------------------------------------------------------------------------------------------------------
+   Annualized.
(1) Reporting  guidelines require the Portfolio to increase its expense ratio by the  effect of any  offset  arrangements  with its  service  providers.  The computation  of net expenses to average daily net assets  reported  above is computed without  consideration of credits in such offset  arrangements.  If these  credits were  considered,  the ratio of net expenses to average daily net assets would have been reduced to 0.65% for the year ended  December 31,
    2001,  0.71% for the year ended December 31, 2000,  0.58% for the year ended
    December 31, 1999, 0.54% for the year ended December 31, 1998, and 0.41% for the period from the start of business May 2, 1997 to December 31, 1997.
(2) For the period from the start of business, May 2, 1997 to December 31, 1997.

See notes to financial statements

WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
-------------------------------------------------------------------------------
SUPPLEMENTARY DATA

                                                                             Year Ended December 31
                                                           ----------------------------------------------------------------------
CURRENT INCOME PORTFOLIO (CIFP)                             2001         2000         1999         1998         1997(2)
---------------------------------------------------------------------------------------------------------------------------------

Ratios (As a percentage of average daily net assets):

     Net expenses                                          0.58%(1)     0.62%        0.59%        0.57%        0.48%+
     Net investment income                                 6.18%        6.54%        6.32%        6.33%        6.66%+
Portfolio Turnover                                            4%           6%           0%            1%           7%
Net assets, end of period (000 omitted)                  $73,666      $93,650      $99,987      $113,707      $97,765
Total Return                                               7.76%
---------------------------------------------------------------------------------------------------------------------------------
(1) For the year ended December 31, 2001, the operating expenses of CIFP reflect a reduction of investment  adviser fee. Had such action not been taken,  the ratios would have been as follows:

                                                           2001
                                                          ------
Ratios (As a percentage of average daily net assets):
     Net expenses                                          0.66%
     Net investment income                                 6.11%
----------------------------------------------------------------------------------------------------------------------------------
+   Annualized.
(2) For the period from the start of business, May 2, 1997 to December 31, 1997.

See notes to financial statements


WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS



(1)  Significant Accounting Policies

     The Wright Blue Chip Master Portfolio Trust (the Trust), issuer of Selected Blue Chip Equities Portfolio (Selected Portfolio), International Blue Chip Equities Portfolio (International Portfolio), U.S. Government Near Term Portfolio (Term Portfolio), U.S. Treasury Portfolio (Treasury Portfolio), and Current Income Portfolio (Income Portfolio), collectively the Portfolios, are registered under the Investment Company Act of 1940 as non-diversified open-end management investment companies which were organized as trusts under the laws of the State of New York on March 18, 1997. The Declaration of Trust permits the Trustees to issue interests in the portfolios. The following is a summary of significant accounting policies of the portfolios. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Investment Valuations - Securities listed on securities exchanges or in the NASDAQ National Market are valued at closing sale prices. Securities traded on more than one U.S. or foreign securities exchange are valued a the last sale price on the exchange representing the principal market fo such securities, if those prices are deemed to be representative of market values at the close of business. Unlisted or listed securities, for which closing sale prices are not available, are valued at the mean between latest bid and asked prices. Fixed income securities for which market quotations are readily available are valued on the basis of valuations supplied by a pricing service. Short-term obligations maturing in sixty days or less are valued at amortized cost, which approximates fair value. Securities for which market quotations are unavailable, or deemed not to be representative of market values at the close of business, are appraised at their fair value as determined in good faith by or at the direction of the Trustees of the Trust.

B. Foreign Currency Translation - Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are translated into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

     The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

C. Deferred Organization Expenses - Costs incurred by a portfolio in connection with its organization are being amortized on the straight-line basis over five years beginning on the date each portfolio commenced operations.

D. Expense Reductions - The portfolios have entered into an arrangement with its custodian whereby interest earned on uninvested cash balances is used to offset custodian fees. All significant reductions are reported as a reduction of total expenses in the Statement of Operations.

E. Income Taxes - The portfolios are treated as partnerships for federal tax purposes. No provision is made by the portfolios for federal or state taxes on any taxable income of the portfolios because each investor in the portfolios is ultimately responsible for the payment of any taxes on its share of such income. Since some of the portfolios' investors are regulated investment companies that invest all or substantially all of their assets in the portfolios, the portfolios normally must satisfy the applicable source of income and diversification requirements (unde the Internal Revenue Code) in order for their respective investors to satisfy them. The portfolios will allocate at least annually among their respective investors each investor's distributive share of the portfolios' net taxable investment income, net realized capital gains and any other items of income, gain, loss, deductions or credit.

F. Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

G. Other - Investment transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the portfolio is informed of the ex-dividend date. Interest income consists of interest accrued and discount earned (including both original issue and market discount)and amortization of premium or discount on long-term debt securities. The portfolios are in compliance with the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, which became effective for fiscal years beginning after December 15, 2000. The cumulative effect of the change to the cost of debt securities held at the beginning of the year for WNTB and WUSTB was a reduction of $140,254 and $429,396, respectively. The effect of the change for the year ended December 31, 2001 was:

                                        WNTB         WUSTB
                                      -------       -------

     Decrease to Investment Income  $  40,526    $   54,748
     Increase to Realized Gain      $ 160,867    $   75,441
     Decrease in Unrealized Gain    $ 120,341    $   20,693

     The interest income is accrued ratably to the date of maturity on the investments of the portfolios.

H. Forward Foreign Currency Contracts - The International Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The International Portfolio will enter into forward contracts for hedging purposes in connection with purchases and sales of securities denominated in foreign currencies. The forward foreign currency exchange contracts are adjusted by the daily forward exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed or offset.

I. Reclassifications - Certain amounts in the prior periods' financial statements have been reclassified to conform to the current year's presentation.

(2)  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     The Trust has engaged Wright Investors' Service, Inc. (Wright) to act as investment adviser to the portfolios pursuant to the respective Investment Advisory Contracts. Wright furnishes each portfolio with investment management, investment advisory, and other services. For its services, Wright is compensated based upon a percentage of average daily net assets, which rate is adjusted as average daily net assets exceed certain levels. For the year ended December 31, 2001, the effective annual rate was 0.60% for the Selected Portfolio, 0.80% for the International Portfolio, 0.45% for the Near Term Portfolio, 0.45% for the Treasury Portfolio, and 0.45% for the Income Portfolio. To enhance the net income of the Near Term Portfolio, Treasury Portfolio, and Income Portfolio, Wright made a reduction of its investment adviser fee by $25,560, $44,750, and $59,400, respectively.

     The Trust has engaged Eaton Vance Management (Eaton Vance) to act as administrator of the Trust. Under the Administration Agreement, Eaton Vance is responsible for managing the business affairs of the Trust and is compensated based upon a percentage of average daily net assets which rate is reduced as average daily net assets exceed certain levels. For the year ended December 31, 2001, the effective annual rate was 0.10% for the Selected Portfolio, 0.14% for the International Portfolio, 0.07% for the Near Term Portfolio, 0.07% for the Treasury Portfolio, and 0.07% for the Income Portfolio.

     Certain of the Trustees and officers of the portfolio are Trustees or officers of the above organizations. Except as to Trustees of the portfolios who are not employees of Wright, Trustees and officers receive remuneration for their services to the portfolios out of the fees paid to Wright.

(3)  INVESTMENTS

     The Term Portfolio, Treasury Portfolio, and Income Portfolio invest primarily in debt securities. The ability of the issuers of these debt securities held by the portfolios to meet their obligations may be affected by economic developments in a specific industry or municipality. Purchases and sales of investments, other than U.S. Government securities and short-term obligations, for the year ended December 31, 2001 were as follows:

                                                  Selected     International U.S. Government      U.S.          Current
                                                  Blue Chip     Blue Chip       Near Term       Treasury        Income
                                                  Portfolio      Portfolio      Portfolio       Portfolio      Portfolio
----------------------------------------------------------------------------------------------------------------------------

Purchases -

  Non-U.S. Gov't Obligations                   $  33,091,759  $  36,149,713  $         --    $         --   $         --
                                                ============   ============   ============    ============   ============
  U.S. Gov't Obligations                       $         --   $         --   $  32,510,517   $   3,526,953  $   5,198,318
                                                ============   ============   ============    ============   ============

Sales -

  Non-U.S. Gov't Obligations                   $  33,037,113  $  50,710,262  $         --    $         --   $         --
                                                ============   ============   ============    ============   ============
  U.S. Gov't. Obligations                      $         --   $         --   $  37,152,910   $   7,295,260  $   3,262,517
                                                ============   ============   ============    ============   ============



(4)  FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES

     The cost and unrealized appreciation (depreciation) of the investment securities owned at December 31, 2001, as computed on a federal income tax basis, are as follows:

                                                  Selected     International U.S. Government      U.S.          Current
                                                  Blue Chip     Blue Chip       Near Term       Treasury        Income
                                                  Portfolio      Portfolio      Portfolio       Portfolio      Portfolio
-----------------------------------------------------------------------------------------------------------------------------

Aggregate cost                                 $ 39,244,176   $ 91,470,674   $ 34,333,219    $ 11,006,470   $ 71,793,027
                                                ============   ============   ============    ============   ============
Gross unrealized appreciation                  $  8,435,411   $  5,383,990   $    624,455    $    569,538   $  1,604,200
Gross unrealized depreciation                    (2,009,016)   (13,910,526)       (71,192)       (232,943)       (89,473)
                                                 -----------    -----------    -----------     -----------    -----------
Net unrealized appreciation (depreciation)     $  6,426,395   $ (8,526,536)  $    553,263    $    336,595   $  1,514,727
                                                ============   ============   ============    ============   ============


(5)  FINANCIAL INSTRUMENTS

     The portfolios may trade in financial instruments with off-balance sheet risk in the normal course of their investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency contracts for the International Portfolio. The notional or contractual amounts of these instruments represent the investment the portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

     As of December 31, 2001, the International Portfolio had no open forward foreign currency exchange contracts.

(6) RISKS ASSOCIATED WITH FOREIGN INVESTMENTS

The International Portfolio's investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of International Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

     Settlement of securities transactions in foreign countries may be delayed and is generally less frequent than in the United States, which could affect the liquidity of International Portfolio's assets. International Portfolio may be unable to sell securities where the registration process is incomplete and may experience delays in receipt of dividends.

(7)  LINE OF CREDIT

     The portfolios participate with other funds managed by Wright in a committed $20 million unsecured line of credit agreement with a bank. The portfolios may temporarily borrow from the line of credit to settle investment transactions. Interest is charged to each portfolio based on its borrowings at an amount above the federal funds' rate. In addition, a fee computed at an annual rate of 0.10% on the average daily unused portion of the $20 million line of credit, is allocated among the participating funds and portfolios at the end of each quarter. The Portfolios did not have any significant borrowings during the year ended December 31, 2001. At December 31, 2001, there were no loans outstanding under the credit facility.

(8)SUBSEQUENT EVENT

     On February 26, 2002, the Trustees of The Wright Blue Chip Master Portfolio Trust approved the name change of the U.S. Treasury Portfolio to the U.S. Government Intermediate Portfolio and changed the portfolio's objective to include investments in U.S. government agencies with an average weighted maturity of between two and six years. Also, the average weighted maturity of the U.S. Government Near Term Portfolio was restructured to between one and three years. These changes will take effect on May 1, 2002.

WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
-------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT

         To the Trustees and Investors of
         The Wright Blue Chip Master Portfolio Trust:


         We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of The Wright Blue Chip Master Portfolio Trust (the "Trust") comprising the Wright Selected Blue Chip Equities Portfolio, Wright International Blue Chip Equities Portfolio, Wright U.S. Government Near Term Portfolio, Wright U.S. Treasury Portfolio, and Wright Current Income Portfolio (the "Portfolios") as of December 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

         We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of each of the Portfolios constituting The Wright Blue Chip Master Portfolio Trust as of December 31, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

         DELOITTE & TOUCHE LLP



         Boston, Massachusetts
         February 15, 2002

WRIGHT MAJOR BLUE CHIP EQUITIES FUND (WMBC)
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - December 31, 2001



                                       Shares       Value
 EQUITY INTERESTS -- 100.2%

AUTOMOBILES & COMPONENTS -- 1.7%

General Motors Corp.................  11,100   $    539,460
Johnson Controls....................  13,300      1,073,975
                                                -----------
                                               $  1,613,435
                                                -----------



BANKS -- 4.6%

Bank of America Corp................  38,400   $  2,417,280
Charter One Fin'l. Inc..............  10,800        293,220
Fifth Third Bancorp.................  19,900      1,220,467
SunTrust Banks......................   6,600        413,820
                                                -----------
                                               $  4,344,787
                                                -----------



CAPITAL GOODS -- 8.9%

Caterpillar Inc.....................  19,900   $  1,039,775
General Dynamics Corp...............   6,600        525,624
General Electric Co.................  68,600      2,749,488
Genuine Parts Co....................  10,500        385,350
Grainger (W.W.) Inc.................   5,500        264,000
Illinois Tool Works Inc.............   8,800        595,936
ITT Industries Inc..................   6,600        333,300
Minnesota Mining Mfg................   6,600        780,186
Northrop Grumman....................   2,200        221,782
Paccar Inc..........................   5,900        387,158
Tyco International Ltd..............  20,900      1,231,010
                                                -----------
                                               $  8,513,609
                                                -----------



COMMERCIAL SERVICES & SUPPLIES -- 2.6%

Concord EFS Inc.....................  25,600   $    839,168
First Data Corp.....................   6,600        517,770
Fiserv Inc..........................  18,300        774,456
Imagistics Intl.-WI.................     400          4,940
Waste Management Inc................  10,100        322,291
                                                -----------
                                               $  2,458,625
                                                -----------



COMMUNICATIONS EQUIPMENT -- 2.3%

Andrew Corp.........................  15,500   $    339,295
Cisco Systems, Inc.*................  86,300      1,562,893
Motorola Inc........................  20,100        301,902
                                                -----------
                                               $  2,204,090
                                                -----------



COMPUTER & PERIPHERALS -- 5.5%

Dell Computer Corp.*................  52,000   $  1,413,360
International Business Machine......  24,300      2,939,328
Lexmark Int'l. Inc. CL A............  11,100        654,900
Network Appliance Inc...............  10,000        218,700
                                                -----------
                                               $  5,226,288
                                                -----------



CONSUMER DURABLES & APPAREL -- 3.2%

Centex Corp.........................  15,500   $    884,895
Liz Claiborne Inc...................  16,400        815,900
Newell Rubbermaid Inc...............  23,000        634,110
Whirlpool Corp......................   9,800        718,634
                                                -----------
                                               $  3,053,539
                                                -----------


DIVERSIFIED FINANCIALS -- 6.8%

Citigroup Inc.......................  53,000   $  2,675,440
Fannie Mae..........................  19,900      1,582,050
Household Int'l. Inc................  17,700      1,025,538
Lehman Bros. Hldgs. Inc.............  17,700      1,182,360
                                                -----------
                                               $  6,465,388
                                                -----------



ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.3%
PerkinElmer Inc.....................   8,200   $    287,164
                                                -----------



ENERGY -- 5.6%

Ashland Inc.........................   7,500   $    345,600
ChevronTexaco Corp..................  21,100      1,890,771
Exxon Mobil Corp....................  65,612      2,578,552
Schlumberger Ltd....................   9,700        533,015
                                                -----------
                                               $  5,347,938
                                                -----------



FOOD, BEVERAGE & TOBACCO -- 5.8%

Anheuser Busch Cos. Inc.............  11,100   $    501,831
General Mills Inc...................  13,300        691,733
Hershey Foods Corp..................   5,900        399,430
Pepsi Bottling Group................  13,300        312,550
PepsiCo Inc.........................  17,700        861,813
Philip Morris Cos. Inc..............  32,400      1,485,540
UST, Inc............................   6,900        241,500
Wrigley (Wm.) Jr. Co................  19,500      1,001,715
                                                -----------
                                               $  5,496,112
                                                -----------

HEALTH CARE EQUIPMENT & SERVICES -- 5.0%
Applied Biosystems Grp-App..........   9,900   $    388,773
Biomet Inc..........................  24,100        744,690
Boston Scientific Corp..............  15,300        369,036
Cardinal Health Inc.................   9,600        620,736
Stryker Corp........................   8,300        484,471
Tenet Healthcare Corp...............  10,900        640,048
UnitedHealth Group Inc..............  15,500      1,096,935
Wellpoint Health Networks...........   3,800        444,030
                                                -----------
                                               $  4,788,719
                                                -----------



HOTELS, RESTAURANTS & LEISURE -- 1.5%

Alberto-Culver Co...................   5,500   $    246,070
Darden Restaurants Inc..............   6,600        233,640
Int'l. Game Technology..............   6,100        416,630
Tricon Global Restaurants...........  10,200        501,840
                                                -----------
                                               $  1,398,180
                                                -----------



HOUSEHOLD & PERSONAL PRODUCTS -- 2.7%

Gillette Co.........................  23,500   $    784,900
Procter & Gamble....................  22,100      1,748,773
                                                -----------
                                               $  2,533,673
                                                -----------



INSURANCE -- 4.7%

American Int'l. Group...............  25,000   $  1,985,000
John Hancock Financial Svc..........   7,300        301,490
Marsh & McLennan Cos., Inc..........   5,500        590,975
MBIA Inc............................  15,500        831,265
Torchmark Corp......................   8,800        346,104
XL Capital Ltd.-CL A................   4,800        438,528
                                                -----------
                                               $  4,493,362
                                                -----------


MATERIALS -- 3.0%

Air Products & Chems................   6,600   $    309,606
Alcoa Inc...........................  13,300        472,815
Ball Corporation....................   6,600        466,620
Bemis Company Inc...................   6,600        324,588
Nucor Corp..........................   2,200        116,512
Pactiv Corp.........................  24,300        431,325
Rohm & Haas Co......................   8,800        304,744
Vulcan Materials Co.................   8,800        421,872
                                                -----------
                                               $  2,848,082
                                                -----------



MEDIA -- 1.0%

AOL Time Warner Inc.*...............  17,700   $    568,170
Omnicom Group.......................   4,400        393,140
                                                -----------
                                               $    961,310
                                                -----------


PHARMACEUTICALS & BIOTECHNOLOGY -- 9.7%
Abbott Laboratories.................  21,700   $  1,209,775
Forest Labs.........................  15,500      1,270,225
Genzyme Corp........................  10,300        616,558
Johnson & Johnson...................  57,500      3,398,250
Medimmune Inc.......................   9,300        431,055
Pfizer Inc..........................  59,000      2,351,150
                                                -----------
                                               $  9,277,013
                                                -----------

RETAILING -- 7.9%

Bed Bath & Beyond Inc...............  15,300   $    518,670
Costco Wholesale Corp...............  11,100        492,618
Family Dollar Stores................  14,400        431,712
Home Depot Inc......................  22,100      1,127,321
Kohl's Corp.........................   9,200        648,048
Lowes Cos. Inc......................  22,100      1,025,661
Office Depot........................  15,500        287,370
Sears Roebuck & Co..................  31,000      1,476,840
Staples Inc.........................  15,800        295,460
Target Corp.........................  16,400        673,220
TJX Companies Inc. New..............  14,800        589,928
                                                -----------
                                               $  7,566,848
                                                -----------


SEMICONDUCTOR EQUIPMENT & PRODUCTS-- 1.3%
Broadcom Corp. CL A.................   6,600   $    269,742
KLA-Tencor Corp.....................   7,400        366,744
Linear Technology Corp..............   8,800        343,552
Novellus Systems Inc................   6,600        260,370
                                                -----------
                                               $  1,240,408
                                                -----------


SOFTWARE & SERVICES -- 8.2%

Autodesk Inc........................  17,700   $    659,679
Computer Asoc. Int'l. Inc...........  10,600        365,594
Electronic Data Sys CP..............   8,800        603,240
Intuit Inc..........................   7,700        329,406
Microsoft Corp......................  57,500      3,809,375
NVIDIA Corp.........................   4,100        274,290
Peoplesoft Inc......................  11,800        474,360
Qualcomm Inc........................   8,800        444,400
Siebel Systems Inc..................  29,100        814,218
                                                -----------
                                               $  7,774,562
                                                -----------

TELECOMMUNICATION SERVICES -- 4.9%

Alltel Corp.........................   8,800   $    543,224
AT&T Corp...........................  31,900        578,666
Centurytel Inc......................   6,200        203,360
Sprint Corp (PCS Group).............  15,500        378,355
Verizon Communications..............  42,200      2,002,812
Worldcom Inc-Worldcom Grp...........  64,550        908,864
                                                -----------
                                               $  4,615,281
                                                -----------


UTILITIES -- 3.0%

Ameren Corp.........................  11,100  $     469,530
Duke Energy Corp....................   7,300        286,598
FirstEnergy Corp....................  14,300        500,214
Nicor Inc...........................  11,900        495,516
Progress Energy Inc.................   6,800        306,204
Sempra Energy.......................  13,200        324,060
TXU Corp............................   9,500        447,925
                                                -----------
                                               $  2,830,047
                                                -----------



TOTAL EQUITY INTERESTS -- 100.2%
  (identified cost, $93,854,815)               $ 95,338,460


LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (0.20%)                         (217,137)
                                                -----------


NET ASSETS -- 100%                             $ 95,121,323
                                               ============


* Non-income-producing security.

See notes to financial statements

WRIGHT TOTAL RETURN BOND FUND (WTRB)
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - December 31, 2001



Face                                                    Coupon     Maturity      Market                   Current  Yield To
Amount            Description                            Rate        Date         Price        Value       Yield   Maturity
-------------------------------------------------------------------------------------------------------------------------------


CORPORATE BONDS
-----------------
FINANCIAL

$   1,100,000     Ameritech Cap. Corp.                   6.150%    01-15-08     $102.022  $ 1,122,242      6.0%      5.7%
      700,000     Citibank Credit Card Issuance Trust    6.900%    10-15-07      107.093      749,651      6.5%      4.7%
    1,000,000     IBM Corp.                              5.625%    04-12-04      103.69     1,036,900      5.4%      3.8%
    1,000,000     Key Bank                               7.000%    02-01-11      103.923    1,039,230      6.8%      6.5%
    1,000,000     Morgan J.P. & Co. Inc.                 6.875%    01-15-07      106.693    1,066,930      6.5%      5.6%
    1,690,000     Lehman Brothers                        7.750%    01-15-05      106.535    1,800,442      7.2%      5.1%
      935,000     MBNA Master C/C Trust                  7.350%    07-16-07      107.781    1,007,752      6.8%      5.6%


INDUSTRIALS

    1,000,000     Amerada Hess                           6.650%    08-15-11      100.054    1,000,540      6.7%      6.7%
    1,500,000     Georgia Pacific Corp.                  8.875%    05-15-31       98.941    1,484,115      9.1%      9.1%
    1,280,000     Kimberly-Clark Corp.                   6.375%    01-01-28       97.767    1,251,418      6.5%      6.5%


UTILITIES

    1,000,000     Duke Energy Corp.                      6.000%    12-01-28       86.592      865,920      6.8%      7.0%
      955,000     Tennessee Valley Auth                  6.000%    03-15-13      100.094      955,898      6.0%      6.0%
    1,500,000     Williams Cos.                          7.125%    09-01-11       98.914    1,483,710      7.3%      6.7%
                                                                                          -------------
Total Corporate Bonds (identified cost, $14,699,513) - 29.4%                              $14,864,748
                                                                                          -------------




GOVERNMENT INTERESTS
------------------------
U.S. GOVERNMENT AGENCIES

$   1,200,000     FHLB                                   5.125%    01-13-03     $102.547  $ 1,230,564      5.0%      2.3%
      530,000     FHLB                                   5.800%    09-02-08      102.266      542,010      5.6%      5.3%
       40,000     FHLMC                                  5.750%    04-15-08      102.672       41,069      5.6%      5.2%

      440,000     FNMA                                   5.740%    01-21-09       99.141      436,220      5.7%      5.6%
    1,000,000     FNMA                                   6.170%    01-15-08      101.484    1,014,840      6.0%      5.6%
    1,500,000     FNMA                                   6.560%    11-26-07      102.562    1,538,430      6.3%      5.8%
      900,000     FNMA                                   7.125%    02-15-05      108.516      976,644      6.5%      4.0%

FNMA

$     419,348     FNMA POOL #479477                      6.000%    01-01-29     $ 98.219    $ 411,879      6.1%      5.6%
      417,546     FNMA POOL #489357                      6.500%    03-01-29      100.187      418,327      6.5%      6.0%
      564,062     FNMA POOL #535332                      8.500%    04-01-30      106.218      599,135      8.0%      4.3%
      721,356     FREDDIE MAC POOL #E00903               7.000%    10-01-15      103.500      746,604      6.8%      4.5%

FHLMC

$     448,319     FGLMC POOL #C27663                     7.000%    06-01-29     $102.031    $ 457,424      6.9%      6.7%

GNMA

$     529,239     GNMA II POOL #002671                   6.000%    11-20-28     $ 97.813    $ 517,664      6.1%      6.0%
      429,578     GNMA POOL #510706                      8.000%    11-15-29      104.719      449,849      7.6%      5.0%
      253,604     GNMA POOL #002909                      8.000%    04-20-30      104.376      264,702      7.7%      5.1%
      919,431     GNMA POOL #002972                      7.500%    09-20-30      103.062      947,584      7.3%      5.2%
      319,926     GNMA POOL #002973                      8.000%    09-20-30      104.376      333,926      7.7%      6.3%
    2,442,851     GNMA POOL #374892                      7.000%    02-15-24      102.780    2,510,763      6.8%      7.8%
      421,099     GNMA POOL #376400                      6.500%    02-15-24      101.094      425,706      6.4%      6.0%
      695,535     GNMA POOL #379982                      7.000%    02-15-24      102.780      714,871      6.8%      7.8%
    1,044,136     GNMA POOL #410081                      8.000%    08-15-25      105.313    1,099,611      7.6%      6.0%
      719,549     GNMA POOL #427199                      7.000%    12-15-27      102.468      737,308      6.8%      7.7%
      351,177     GNMA POOL #436214                      6.500%    02-15-13      103.031      361,821      6.3%      5.4%
      345,706     GNMA POOL #442996                      6.000%    06-15-13      101.062      349,378      5.9%      7.3%
    1,130,645     GNMA POOL #448490                      7.500%    03-15-27      103.687    1,172,332      7.2%      5.7%
    1,150,507     GNMA POOL #458762                      6.500%    01-15-28      100.437    1,155,535      6.5%      7.6%
    1,027,624     GNMA POOL #460726                      6.500%    12-15-27      100.437    1,032,115      6.5%      7.6%
      628,830     GNMA POOL #463839                      6.000%    05-15-13      101.062      635,508      5.9%      7.4%
      664,238     GNMA POOL #478072                      6.500%    05-15-28      100.343      666,516      6.5%      6.1%
      341,297     GNMA POOL #488924                      6.500%    11-15-28      100.343      342,467      6.5%      6.3%


U.S. TREASURIES

    1,050,000     U.S. Treasury Notes                    6.125%    08-15-29      105.844    1,111,362      5.8%      5.7%
    2,925,000     U.S. Treasury Notes                    7.250%    05-15-16      115.609    3,381,562      6.3%      5.6%
    1,700,000     U.S. Treasury Notes                    4.625%    05-15-06      101.359    1,723,103      4.6%      4.3%
    1,750,000     U.S. Treasury Notes                    5.000%    08-15-11       99.687    1,744,523      5.0%      5.0%
    1,000,000     U.S. Treasury Notes                    5.750%    08-15-10      104.906    1,049,060      5.5%      5.0%
    3,200,000     U.S. Treasury Notes                    7.500%    02-15-05      110.609    3,539,488      6.8%      3.8%
                                                                                          -----------
Total Government Interests (identified cost, $33,309,579) - 68.5%                         $34,679,900
                                                                                          -----------
Total Investments (identified cost, $48,174,327) - 97.9%                                  $49,544,648

Other Assets, Less Liabilities  - 2.1%                                                      1,075,834
                                                                                          -----------

Net Assets -- 100.0%                                                                      $50,620,482
                                                                                         ============

Average Maturity  - 7.8 Years

See notes to financial statements

SELECTED BLUE CHIP EQUITIES PORTFOLIO (SBCP)
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - December 31, 2001



                                       Shares       Value

  EQUITY INTERESTS -- 98.2%

AUTOMOBILES & COMPONENTS -- 1.8%

Gentex Corp.........................  15,500   $    414,315
Harley-Davidson.....................   8,000        434,480
                                                -----------
                                               $    848,795
                                                -----------


BANKS -- 11.9%

Commerce Bancorp Inc/NJ.............  16,000   $    629,440
Commerce Bancshares Inc.............  14,164        552,254
First Tennessee Natl. Corp..........  21,800        790,468
Marshall & Ilsley Corp..............  14,900        942,872
Mercantile Bankshares Corp..........  12,600        542,304
North Fork Bancorporation...........  18,400        588,616
Wilmington Trust Corp...............  20,100      1,272,531
Zions Bancorp.......................   4,000        210,320
                                                -----------
                                               $  5,528,805
                                                -----------


CAPITAL GOODS -- 3.1%

Donaldson Co. Inc...................   9,800   $    380,632
Jacobs Engineering..................   3,900        257,400
L-3 Communications Hldgs............   4,000        360,000
SPX Corp.*..........................   3,400        465,460
                                                -----------
                                               $  1,463,492
                                                -----------


COMMERCIAL SERVICES & SUPPLIES -- 9.6%

Apollo Group Inc. - CL A*...........  13,750   $    618,887
Choicepoint Inc.....................  13,200        669,108
Concord EFS, Inc.*..................  43,100      1,412,818
CSG Systems Int'l. Inc.*............  17,200        695,740
DST Systems Inc.*...................   6,300        314,055
Fiserv Incorporation*...............  17,700        749,064
                                                -----------
                                               $  4,459,672
                                                -----------


CONSUMER DURABLES & APPAREL -- 4.8%

Jones Apparel Group Inc.*...........  25,300   $    839,201
Liz Claiborne.......................  17,800        885,550
Mohawk Inds. Inc....................   9,200        504,896
                                                -----------
                                               $  2,229,647
                                                -----------


DIVERSIFIED FINANCIALS -- 1.2%

SEI Investments Co..................  12,100   $    545,831
                                                -----------



ELECTRONIC EQUIPMENT & INSTRUMENTS-- 3.1%
Jabil Circuit Inc.*.................  16,100   $    365,792
Tech Data Corp......................  14,400        623,232
Waters Corp.*.......................  11,500        445,625
                                                -----------
                                               $  1,434,649
                                                -----------


ENERGY -- 5.0%

Devon Energy Corp...................  11,500   $    444,475
Ensco Int'l. Inc....................  21,200        526,820
Equitable Resources Inc.............  18,900        643,923
Murphy Oil Corp.....................   5,700        479,028
Western Gas Resources...............   6,900        223,008
                                                -----------
                                               $  2,317,254
                                                -----------



FOOD, BEVERAGE & TOBACCO -- 2.1%

Dreyer's Grand Ice Cream Inc........   9,800   $    377,398
McCormick & Co......................  14,900        625,353
                                                -----------
                                               $  1,002,751
                                                -----------



HEALTH CARE EQUIPMENT & SERVICES-- 5.1%
Apogent Tech Inc....................  22,400   $    577,920
Dentsply Int'l. Inc.................  12,600        632,520
Express Scripts Inc-CL A............   8,600        402,136
Quest Diagnostics Inc...............   4,000        286,840
Stryker Corp........................   8,000        466,960
                                                -----------
                                               $  2,366,376
                                                -----------


HOTELS, RESTAURANTS & LEISURE -- 5.3%

Alberto-Culver Co-CL A..............  12,100   $    472,989
Brinker International Inc.*.........  31,550        938,928
Gtech Holdings Corp.................   7,500        339,675
Wendy's International Inc...........  25,300        738,001
                                                -----------
                                               $  2,489,593
                                                -----------


INSURANCE -- 5.0%

Everest Re Group Ltd................  11,500   $    813,050
Jefferson Pilot Corp................  10,600        490,462
MBIA, Inc...........................   9,350        501,441
Protective Life Corp................  17,800        514,954
                                                -----------
                                               $  2,319,907
                                                -----------

MATERIALS -- 2.6%

Airgas Inc..........................  25,300   $    382,536
H.B. Fuller Co......................  12,600        362,502
Sigma-Aldrich.......................  11,500        453,215
                                                -----------
                                               $  1,198,253
                                                -----------



MEDIA -- 1.0%

New York Times Co...................  10,300   $    445,475
                                                -----------



PHARMACEUTICALS & BIOTECHNOLOGY -- 9.6%

Barr Laboratories*..................  14,400   $  1,142,784
Forest Laboratories Inc.*...........   7,500        614,625
Genzyme Corp.*......................  22,400      1,340,864
Idec Pharmaceuticals Corp.*.........  14,400        992,592
Ivax Corp.*.........................  18,075        364,031
                                                -----------
                                               $  4,454,896
                                                -----------



RETAILING -- 6.8%

Bed Bath & Beyond Inc.*.............  11,500   $    389,850
Best Buy Company Inc.*..............  12,100        901,208
BJ's Wholesale Club.................   4,300        189,630
CDW Computer Centers Inc.*..........  14,900        800,279
TJX Cos., Inc.......................  22,400        892,864
                                                -----------
                                               $  3,173,831
                                                -----------



SEMICONDUCTOR EQUIPMENT & PRODUCTS-- 4.2%
Altera Corp.*.......................  14,100   $    299,202
Analog Devices Inc*.................   8,300        368,437
Atmel Corp.*........................  33,300        263,736
Integrated Device Technology Inc.*..   5,500        146,245
Linear Technology Corp..............  10,300        402,112
Semtech Corp........................  13,800        492,522
                                                -----------
                                               $  1,972,254
                                                -----------


SOFTWARE & SERVICES -- 9.7%

Advent Software Inc.................   6,900   $    344,655
Autodesk Inc........................  22,400        834,848
Electronic Arts Inc.*...............   6,300        377,685
Jack Henry & Assoc..................  13,200        288,288
Rational Software Corp.*............  28,400        553,800
Reynolds & Reynolds.................  21,800        528,650
SunGard Data Systems*...............  30,400        879,472
Symantec Corp.*.....................   8,000        530,640
Veritas Software Corp.*.............   3,775        169,233
                                                -----------
                                               $  4,507,271
                                                -----------


TELECOMMUNICATION SERVICES -- 1.1%

Alltel Corporation..................   8,119   $    501,186
                                                -----------


TRANSPORTATION -- 0.9%

C.H. Robinson Worldwide Inc.........  14,900   $    430,833
                                                -----------


UTILITIES -- 4.3%

American Water Works, Inc...........  18,900   $    789,075
PPL Corp............................   9,800        341,530
Questar Corp........................  33,900        849,195
                                                -----------
                                               $  1,979,800
                                                -----------


TOTAL EQUITY INTERESTS-- 98.2%
  (identified cost, $39,197,892)               $ 45,670,571

OTHER ASSETS,
  LESS LIABILITIES  -- 1.8%                         837,061
                                                -----------


NET ASSETS -- 100%                             $ 46,507,632
                                               ============


* Non-income-producing security.



See notes to financial statements

INTERNATIONAL BLUE CHIP EQUITIES PORTFOLIO (IBCP)
------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - December 31, 2001



                                      Shares       Value


     EQUITY INTERESTS -- 96.9%

AUSTRALIA -- 0.5%

Coles Myer Limited.................. 105,100   $    451,396
                                                -----------


CANADA -- 5.6%

Bank Nova Scotia Hal................  15,800   $    484,479
Bce Inc.............................  20,000        456,000
Biovail Corp........................  12,520        704,250
Bombardier Inc. Class B.............  66,000        682,032
Cae Inds. Inc.......................  62,000        449,264
Celestica Inc.*.....................  15,500        626,045
Rio Alto Exploration Ltd.*..........  15,300        179,188
Toronto-Dominion Bank...............  40,000      1,029,600
                                                -----------
                                               $  4,610,858
                                                -----------


DENMARK -- 0.3%

Tdc A/S.............................   7,600   $    270,720
                                                -----------



FINLAND -- 1.1%

Upm-Kymmene Oyj.....................  27,700   $    915,346
                                                -----------


FRANCE -- 11.7%

Alcatel.............................  40,000   $    684,058
Altran Technologies SA..............   5,900        266,698
Aventis.............................   9,800        695,800
Axa Company FRF60...................  44,000        919,808
Bnp Paribas.........................   8,000        716,123
Carrefour...........................  24,200      1,258,808
Essilor Int'l.......................   7,300        220,747
France Telecom SA...................  14,540        581,490
Peugeot SA..........................  10,800        459,334
Sanofi-Synthelabo...................  15,900      1,186,786
Technip SA..........................   7,030        939,243
Total Fina Elf SA...................   8,300      1,185,807
Vivendi Universal...................  11,000        602,559
                                                -----------
                                               $  9,717,262
                                                -----------


GERMANY -- 9.0%

Aixtron.............................  16,600   $    374,815
Allianz AG..........................   3,200        758,164
Altana AG...........................  16,560        826,000
Bayerische Motoren Werke A..........  23,400        815,979
Deutsche Bank AG....................  15,100      1,067,896
Deutsche Telekom AG ................  19,100        328,338
E.On AG.............................   9,600        497,481
Gehe AG.............................   5,450        211,163
Marschollek Lauten..................   4,700        344,950
Muenchene Rueckversicherungs........   2,050        556,818
Schering AG.........................   9,000        481,780
Siemans AG Registered...............  18,450      1,221,824
                                                -----------
                                               $  7,485,209
                                                -----------


GREECE -- 0.4%

Nat'l. Bank of Greece...............  15,400   $    366,512
                                                -----------


HONG KONG -- 4.6%

Bk of East Asia..................... 214,000   $    461,083
China Mobile (Hong Kong) Ltd.*...... 227,000        799,142
Hang Seng Bank......................  37,500        412,402
Hutchison Whampoa Ltd............... 130,900      1,263,287
Johnson Electric Holdings........... 400,000        420,658
Sun Hung Kai Prop...................  54,000        436,305
                                                -----------
                                               $  3,792,877
                                                -----------


INDIA -- 0.2%

Infosys Technologies ADR............   3,000   $    186,000
                                                -----------


IRELAND -- 2.7%

Allied Irish Banks..................  46,500   $    538,428
Bk of Ireland.......................  45,441        421,742
Crh.................................  29,000        512,215
Elan PLC ADR........................  16,682        751,691
                                                -----------
                                               $  2,224,076
                                                -----------


ITALY -- 4.7%

Alleanza Assicurazioni SPA..........  83,000   $    912,273
Eni SPA ADR.........................  14,000        867,440
San Paolo-Imi SPA................... 104,000      1,115,391
T.I.M. SPA..........................  89,500        499,670
Unicredito Italian.................. 119,500        478,122
                                                -----------
                                               $  3,872,896
                                                -----------

JAPAN -- 14.0%

Canon Inc...........................  27,000   $    929,826
Fanuc Co............................  16,000        681,735
Honda Motor Co. Ltd.................  28,000      1,118,204
Ito Yokado Co.......................  13,000        587,660
Keyence Corporation.................   2,600        432,605
Nintendo Corp. Ltd..................   5,700        988,012
NTT Docomo Inc......................      50        587,966
Promise Co. Ltd.....................   9,300        503,490
Ricoh Corp. Ltd.....................  40,000        745,266
Rohm Company........................   4,700        620,518
Shin-Etsu Chemical..................  16,000        575,443
SMC Corporation.....................   2,800        285,217
Sony Corp...........................  20,000        914,783
Takeda Chem. Industries Ltd.........  21,000        950,901
Thk Co..............................  26,100        381,057
Toyota Motor Co.....................  53,000      1,343,616
                                                -----------
                                               $ 11,646,299
                                                -----------

KOREA -- 0.8%

Korea Telecom ADR...................  16,500   $    335,445
Sk Telecom Ltd. ADR.................  16,600        358,892
                                                -----------
                                               $    694,337

                                                -----------

MEXICO -- 1.6%

America Mobil SA.................... 286,000   $    278,956
Cemex SA ADR........................  22,000        543,400
Telefonos de Mexico................. 286,000        494,640
                                                -----------
                                               $  1,316,996
                                                -----------


NETHERLANDS -- 5.2%

Aegon NV............................  16,246   $    439,897
Asm Lithography Hldg................  24,218        412,917
Hagemeyer...........................  23,300        435,820
ING Groep N.V.......................  38,488        981,815
Phillips Elec (Kon).................  18,430        547,953
Royal Dutch Petroleum Co............  17,500        886,915
Unilever NV ADR.....................  10,650        613,547
                                                -----------
                                               $  4,318,864
                                                -----------


PORTUGAL-- 1.0%

Portugal Telecom S.A. ADR........... 107,100   $    815,031
                                                -----------



SINGAPORE -- 1.1%

Flextronics Int'l. Ltd.*............  17,260   $    414,067
Singapore Press Hd..................  40,000        472,117
                                                -----------
                                               $    886,184
                                                -----------



SPAIN -- 5.9%

Banco Bilbao Vizcaya SA.............  88,000   $  1,089,504
Bco Sant Cent Hisp.................. 109,600        918,611
Gas Natural Sdg. SA.................  66,000      1,099,302
Grupo Dragados SA...................  44,925        601,421
Grupo Ferrovial SA..................  20,000        350,758
Telefonica SA*......................  62,457        836,126
                                                -----------
                                               $  4,895,722
                                                -----------


SWEDEN -- 1.0%

Ericsson AB B Free.................. 158,000   $    857,281
                                                -----------


SWITZERLAND -- 7.2%

Disetronic Holding AG...............     500   $    415,336
Nestle SA*..........................   4,660        993,699
Serono..............................     800        698,271
Sgs Holding.........................   2,100        337,118
Stmicroelectronics..................  22,000        706,414
Swatch Group AG*....................   5,500        494,473
Swiss Reinsurance...................   7,920        796,723
UBS AG*.............................  30,300      1,529,510
                                                -----------
                                               $  5,971,544
                                                -----------


TAIWAN -- 2.0%

Taiwan Semiconductor ADR............  40,100   $    688,517
United Microelectronics ADR......... 104,940      1,007,424
                                                -----------
                                               $  1,695,941
                                                -----------



UNITED KINGDOM -- 16.3%

Alliance Unichem....................  59,740   $    450,100
Amvesco PLC.........................  32,520        468,746
Barclays............................  25,600        847,101
Berkeley Group......................  49,600        509,692
BP Amoco PLC........................ 203,364      1,579,534
Cable & Wireless PLC ADR............  13,700        202,897
Cattles............................. 101,700        427,496
Diageo.............................. 110,900      1,266,237
Glaxo Smithkline PLC................  75,946      1,903,285
Hsbc Hldgs.......................... 110,520      1,295,656
Reckitt Benckiser...................  30,800        447,986
Reuters Group PLC...................  33,600        332,324
Reuters Group PLC-SP ADR............   1,500         89,985
Royal Bk Scot Grp...................  35,380        860,415
Scottish Pwr PLC....................  34,265        743,551
Vodafone Airtouch PLC............... 804,288      2,102,782
                                                -----------
                                               $ 13,527,787
                                                -----------

TOTAL EQUITY INTERESTS - 96.9%
  (identified cost, $89,045,674)               $ 80,519,138
                                                -----------

  RESERVE FUNDS -- 2.9%

                                 Face Amount

American Express Corp.,
 1.7%, 1/02/02 (at cost)..........$2,425,000   $  2,425,000
                                                -----------

TOTAL INVESTMENTS - 99.8%
   (identified cost, $91,470,674)              $ 82,944,138

OTHER ASSETS, LESS LIABILITIES -- 0.2%              191,530
                                                -----------


NET ASSETS -- 100%                             $ 83,135,668
                                               ============


* Non-income-producing security.
ADR: American Depository Receipts.
See notes to financial statements

WRIGHT U.S. TREASURY MONEY MARKET FUND (WTMM)
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - December 31, 2001



Face                            Interest   Maturity
Amount     Issuer                 Rate       Date        Value
-------------------------------------------------------------------------------



$1,075,000   U.S. Treasury Bills  3.275%  2/28/02  $ 1,069,327
   800,000   U.S. Treasury Bills  3.270%  2/28/02      795,786
   200,000   U.S. Treasury Bills  3.470%  2/28/02      198,882
   350,000   U.S. Treasury Bills  3.320%  2/28/02      348,128
   475,000   U.S. Treasury Bills  3.280%  2/28/02      472,490
   125,000   U.S. Treasury Bills  3.250%  2/28/02      124,345
   125,000   U.S. Treasury Bills  1.800%  2/28/02      124,638
   250,000   U.S. Treasury Bills  1.870%  2/28/02      249,247
   300,000   U.S. Treasury Bills  1.910%  2/28/02      299,077
 1,100,000   U.S. Treasury Bills  1.640%  1/10/02    1,099,549
 2,000,000   U.S. Treasury Bills  1.620%  1/17/02    1,998,560
 1,370,000   U.S. Treasury Bills  3.255%   2/7/02    1,365,417
   150,000   U.S. Treasury Bills  3.260%   2/7/02      149,497
    85,000   U.S. Treasury Bills  3.250%   2/7/02       84,716
   500,000   U.S. Treasury Bills  2.100%   2/7/02      498,921
$1,000,000   U.S. Treasury Bills  3.260%  2/14/02    $ 996,016
   650,000   U.S. Treasury Bills  3.265%  2/14/02      647,406
   250,000   U.S. Treasury Bills  3.210%  2/14/02      249,019
   800,000   U.S. Treasury Bills  2.090%  2/14/02      797,956
 1,100,000   U.S. Treasury Bills  1.890%  2/14/02    1,097,459
 3,900,000   U.S. Treasury Bills  1.700%  6/06/02    3,871,270
   260,000   U.S. Treasury Bills  1.760%  6/06/02      258,017
 1,785,000   U.S. Treasury Bills  1.740%  6/27/02    1,769,729
                                                    ----------

TOTAL INVESTMENTS

At Amortized Cost -- 100.2%                        $ 18,565,452

Liabilities in Excess of Other Assets -- (0.2%)         (42,921)
                                                  --------------

Net Assets -- 100.0%                               $ 18,522,531
                                                 ===============

See notes to financial statements

U.S. GOVERNMENT NEAR TERM PORTFOLIO (NTBP)
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - December 31, 2001



Face                                                    Coupon     Maturity      Market                   Current* Yield To*
Amount            Description                            Rate        Date         Price        Value       Yield   Maturity
--------------------------------------------------------------------------------------------------------------------------------

GOVERNMENT BONDS

    2,500,000     U.S. Treasury Notes                    2.750%    10-31-03     $ 99.781   $2,494,525      2.8%      2.9%
    3,700,000     U.S. Treasury Notes                    4.250%    11-15-03      102.406    3,789,022      4.2%      2.9%
    1,000,000     U.S. Treasury Notes                    4.625%    05-15-06      101.359    1,013,590      4.6%      4.3%
    3,000,000     U.S. Treasury Notes                    4.750%    02-15-04      103.250    3,097,500      4.6%      3.2%
    1,500,000     U.S. Treasury Notes                    5.500%    01-31-03      103.547    1,553,205      5.3%      2.2%
      500,000     U.S. Treasury Notes                    6.375%    08-15-02      102.750      513,750      6.2%      1.8%

AGENCIES

    1,160,000     Federal Farm Credit Bank               5.000%    02-03-03      102.437    1,188,269      4.9%      2.4%
    2,000,000     FHLB                                   4.875%    04-16-04      102.719    2,054,380      4.7%      3.5%
      725,000     FHLB                                   5.000%    09-12-05      101.031      732,475      4.9%      4.5%
    2,500,000     FHLB                                   5.125%    01-13-03      102.547    2,563,675      5.0%      2.3%
    2,000,000     FHLB                                   6.030%    11-26-02      102.953    2,059,060      5.8%      2.2%
    2,000,000     FHLMC                                  5.250%    01-15-06      102.156    2,043,120      5.1%      4.7%
    1,500,000     FHLMC                                  6.625%    08-15-02      102.547    1,538,205      6.4%      2.1%
    1,000,000     FNMA                                   3.125%    11-15-03       99.875      998,750      3.1%      3.1%
    2,270,000     FNMA                                   3.500%    09-15-04       99.078    2,249,071      3.5%      3.7%
      750,000     FNMA                                   4.375%    10-15-06       97.953      734,647      4.5%      4.9%
      325,000     FNMA                                   4.500%    10-17-06       97.266      316,114      4.6%      4.9%
    2,875,000     FNMA                                   5.000%    02-14-03      102.844    2,956,765      4.9%      2.4%
    1,070,000     FNMA                                   5.250%    06-15-06      101.828    1,089,560      5.2%      4.8%
    1,000,000     FNMA                                   5.750%    03-27-06      100.750    1,007,500      5.7%      5.5%
      850,000     FNMA                                   6.000%    12-15-05      105.094      893,299      5.7%      4.5%
                                                                                          -----------
Total Investments (identified cost, $34,313,307) -- 96.7%                                 $34,886,482

Other Assets, Less Liabilities --  3.3%                                                     1,192,070
                                                                                          -----------

Net Assets -- 100.0%                                                                      $36,078,552
                                                                                         ============
Average Maturity  --  2.1 Years

* Current yield and yield to maturity are unaudited

See notes to financial statements

U.S. TREASURY PORTFOLIO (USTBP)
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - December 31, 2001

Face                                                    Coupon     Maturity      Market                   Current* Yield To*
Amount            Description                            Rate        Date         Price        Value       Yield   Maturity
---------------------------------------------------------------------------------------------------------------------------------


$   1,450,000     U. S. Treasury Notes                   2.750%    10/31/03     $ 99.781  $ 1,446,824      2.8%      2.9%
      500,000     U. S. Treasury Notes                   5.000%    08/15/11       99.687      498,435      5.0%      5.0%
      250,000     U. S. Treasury Notes                   5.500%    05/15/09      103.562      258,905      5.3%      4.9%
      900,000     U. S. Treasury Notes                   6.125%    08/15/07      107.500      967,500      5.7%      4.6%
    1,250,000     U. S. Treasury Notes                   6.500%    08/15/05      108.187    1,352,338      6.0%      4.0%

      700,000     U.S  Treasury Bonds                   10.000%    05/15/10      118.125      826,875      8.5%      7.1%
      600,000     U.S  Treasury Bonds                   11.625%    11/15/04      121.250      727,500      9.6%      3.7%
    1,000,000     U.S  Treasury Bonds                   14.000%    11/15/11      141.125    1,411,250      9.9%      7.9%
    1,000,000     U.S  Treasury Bonds                    6.000%    02/15/26      102.891    1,028,910      5.8%      5.8%
      375,000     U.S  Treasury Bonds                    6.250%    08/15/23      105.797      396,739      5.9%      5.8%
    2,100,000     U.S  Treasury Bonds                    7.250%    05/15/16      115.609    2,427,789      6.3%      5.6%
                                                                                          -----------
Total Investments (identified cost, $10,597,767) - 98.3%                                  $11,343,065


Other Assets, less Liabilities - 1.7%                                                         192,321
                                                                                          -----------

Net Assets -  100.0%                                                                      $11,535,386
                                                                                         ============

Average Maturity -  9.8 Years

* Current yield and yield to maturity are unaudited

See notes to financial statements

CURRENT INCOME PORTFOLIO (CIFP)
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - December 31, 2001

Face                                                      Coupon       Maturity        Market                       Current*
Amount            Description                              Rate          Date           Price          Value         Yield
--------------------------------------------------------------------------------------------------------------------------------

GOVERNMENT INTERESTS - 97.5%

FNMA
-----
$ 1,078,639       FNMA POOL #535131                       6.000%      03-01-29         $ 98.22     $ 1,059,429       6.10%

FHLMC
------
    606,550       FGLMC POOL #C27663                      7.000%      06-01-29          102.03         618,869       6.90%

GNMA
-----
    460,301       GNMA POOL #000545                       7.500%      12-20-22          103.63         476,986       7.20%
    702,102       GNMA POOL #000723                       7.500%      01-20-23          103.63         727,553       7.20%
    473,276       GNMA POOL #001268                       8.000%      07-20-23          104.98         496,831       7.60%
    241,459       GNMA POOL #001788                       7.000%      07-20-24          102.34         247,119       6.80%
    269,158       GNMA POOL #002218                       7.500%      05-20-26          103.44         278,409       7.20%
          4       GNMA POOL #001408                       6.500%      03-15-02          100.09               4       6.40%
     31,334       GNMA POOL #001596                       9.000%      04-20-21          107.09          33,556       8.30%
    793,649       GNMA POOL #002268                       7.500%      08-20-26          103.44         820,927       7.20%
    290,131       GNMA POOL #002855                       8.500%      12-20-29          105.75         306,813       8.00%
    464,405       GNMA POOL #002897                       8.000%      03-20-30          104.38         484,728       7.70%
  1,332,033       GNMA POOL #002909                       8.000%      04-20-30          104.38       1,390,323       7.70%
  1,539,340       GNMA POOL #003011                       7.500%      12-20-30          103.06       1,586,474       7.30%
        357       GNMA POOL #003026                       8.000%      01-15-04          103.19             369       7.70%
        231       GNMA POOL #003331                       8.000%      01-15-04          103.19             239       7.70%
        753       GNMA POOL #004183                       8.000%      07-15-04          104.43             786       7.70%
        478       GNMA POOL #004433                       9.000%      11-15-04          105.34             504       8.50%
      1,206       GNMA POOL #005466                       8.500%      03-15-05          105.26           1,269       8.00%
        165       GNMA POOL #005561                       8.500%      04-15-05          103.77             172       8.00%
    957,207       GNMA POOL #005601                       8.000%      11-15-26          105.31       1,008,063       7.60%
        584       GNMA POOL #005687                       7.250%      02-15-05          103.67             605       7.00%
        858       GNMA POOL #005910                       7.250%      02-15-05          103.67             890       7.00%
      4,853       GNMA POOL #007003                       8.000%      07-15-05          105.21           5,105       7.60%
        405       GNMA POOL #007319                       6.500%      10-15-04          101.89             412       6.40%
      1,766       GNMA POOL #009106                       8.250%      05-15-06          105.74           1,868       7.80%
      2,952       GNMA POOL #009889                       7.250%      02-15-06          104.32           3,080       7.00%
        179       GNMA POOL #011191                       7.250%      04-15-06          104.43             187       7.00%
      1,765       GNMA POOL #012526                       8.000%      11-15-06          105.74           1,866       7.60%
    672,022       GNMA POOL #046244                       6.500%      12-15-27          100.44         674,959       6.50%
     27,674       GNMA POOL #151443                      10.000%      03-15-16          112.74          31,200       8.90%
      7,510       GNMA POOL #153564                      10.000%      04-15-16          112.31           8,435       8.90%
     45,308       GNMA POOL #172558                       9.500%      08-15-16          110.41          50,023       8.50%
     86,185       GNMA POOL #176992                       8.000%      11-15-16          106.56          91,840       7.50%
     14,456       GNMA POOL #177784                       8.000%      10-15-16          106.56          15,405       7.50%
     22,063       GNMA POOL #180033                       9.500%      09-15-16          110.41          24,359       8.50%
      4,535       GNMA POOL #188060                       9.500%      10-15-16          110.41           5,007       8.50%
        651       GNMA POOL #190959                       8.500%      02-15-17          108.16             704       7.80%
     15,268       GNMA POOL #192357                       8.000%      04-15-17          106.49          16,259       7.50%
    131,059       GNMA POOL #194057                       8.500%      04-15-17          108.16         141,748       7.80%
     42,410       GNMA POOL #194287                       9.500%      03-15-17          110.41          46,823       8.50%
    283,323       GNMA POOL #194926                       8.500%      02-15-17          108.16         306,428       7.80%
      4,512       GNMA POOL #196063                       8.500%      03-15-17          108.16           4,880       7.80%
    103,845       GNMA POOL #203369                       8.000%      12-15-16          106.56         110,660       7.50%
     14,547       GNMA POOL #206740                      10.000%      10-15-17          112.41          16,352       8.90%
     50,448       GNMA POOL #206762                       9.000%      04-15-21          108.28          54,626       8.20%
     38,926       GNMA POOL #207019                       8.000%      03-15-17          106.49          41,451       7.50%
      7,708       GNMA POOL #208076                       8.000%      04-15-17          106.49           8,208       7.50%
      5,041       GNMA POOL #210520                      10.500%      08-15-17          113.78           5,736       9.20%
      4,903       GNMA POOL #210618                       9.500%      04-15-17          110.41           5,413       8.50%
     31,067       GNMA POOL #211013                       9.000%      01-15-20          108.78          33,795       8.20%
     18,834       GNMA POOL #211231                       8.500%      05-15-17          108.16          20,370       7.80%
     21,422       GNMA POOL #212601                       8.500%      06-15-17          108.16          23,169       7.80%
      4,572       GNMA POOL #218420                       8.500%      11-15-21          107.53           4,917       7.90%
     97,604       GNMA POOL #219335                       8.000%      05-15-17          106.49         103,936       7.50%
    133,713       GNMA POOL #220703                       8.000%      05-15-17          106.49         142,387       7.50%
     10,089       GNMA POOL #220917                       8.500%      04-15-17          108.16          10,912       7.80%
    200,545       GNMA POOL #222112                       8.000%      01-15-22          106.19         212,955       7.50%
     23,778       GNMA POOL #223126                      10.000%      08-15-17          112.41          26,727       8.90%
     37,539       GNMA POOL #223133                       9.500%      07-15-17          110.41          41,445       8.50%
     11,507       GNMA POOL #223348                      10.000%      08-15-18          112.41          12,934       8.90%
      3,948       GNMA POOL #223588                      10.000%      12-15-18          112.41           4,438       8.90%
      4,660       GNMA POOL #224078                      10.000%      07-15-18          112.41           5,238       8.90%
     26,776       GNMA POOL #228308                      10.000%      01-15-19          112.41          30,098       8.90%
     10,566       GNMA POOL #228483                       9.500%      09-15-19          110.41          11,665       8.50%
     17,453       GNMA POOL #230223                       9.500%      04-15-18          110.41          19,270       8.50%
     15,652       GNMA POOL #245580                       9.500%      07-15-18          110.41          17,281       8.50%
      7,123       GNMA POOL #247473                      10.000%      09-15-18          110.95           7,903       8.90%
     31,667       GNMA POOL #247681                       9.000%      11-15-19          108.78          34,447       8.20%
     13,720       GNMA POOL #247872                      10.000%      09-15-18          112.41          15,422       8.90%
     15,598       GNMA POOL #250412                       8.000%      03-15-18          106.49          16,610       7.50%
     12,585       GNMA POOL #251241                       9.500%      06-15-18          110.41          13,894       8.50%
     15,173       GNMA POOL #258911                       9.500%      09-15-18          110.41          16,752       8.50%
     16,652       GNMA POOL #260999                       9.500%      09-15-18          110.41          18,385       8.50%
     16,712       GNMA POOL #263439                      10.000%      02-15-19          112.41          18,785       8.90%
     19,766       GNMA POOL #265267                       9.500%      08-15-20          109.25          21,595       8.50%
     12,423       GNMA POOL #266983                      10.000%      02-15-19          112.41          13,964       8.90%
      6,742       GNMA POOL #273690                       9.500%      08-15-19          110.41           7,444       8.50%
      7,616       GNMA POOL #274489                       9.500%      12-15-19          110.41           8,409       8.50%
      2,515       GNMA POOL #275456                       9.500%      08-15-19          110.41           2,777       8.50%
      5,401       GNMA POOL #275538                       9.500%      01-15-20          110.41           5,963       8.50%
      6,601       GNMA POOL #277205                       9.000%      12-15-19          108.78           7,181       8.20%
     61,873       GNMA POOL #285744                       9.000%      05-15-20          108.16          66,919       8.20%
     28,045       GNMA POOL #286556                       9.000%      03-15-20          108.16          30,333       8.20%
        984       GNMA POOL #287999                       9.000%      09-15-20          108.16           1,064       8.20%
     33,196       GNMA POOL #289092                       9.000%      04-15-20          108.16          35,904       8.20%
      6,043       GNMA POOL #290700                       9.000%      08-15-20          108.16           6,535       8.20%
      5,299       GNMA POOL #293666                       8.500%      06-15-21          107.53           5,698       7.90%
        282       GNMA POOL #294209                       9.000%      07-15-21          108.28             306       8.20%
      4,794       GNMA POOL #297345                       8.500%      08-15-20          107.69           5,162       7.90%
     20,608       GNMA POOL #301366                       8.500%      06-15-21          107.53          22,160       7.90%
      7,560       GNMA POOL #302713                       9.000%      02-15-21          108.28           8,186       8.20%
      4,807       GNMA POOL #302723                       8.500%      05-15-21          107.53           5,169       7.90%
     11,638       GNMA POOL #302781                       8.500%      06-15-21          107.53          12,514       7.90%
     25,574       GNMA POOL #302933                       8.500%      06-15-21          107.53          27,500       7.90%
     82,125       GNMA POOL #304512                       8.500%      05-15-21          107.53          88,309       7.90%
    127,490       GNMA POOL #305091                       9.000%      07-15-21          108.28         138,047       8.20%
     62,708       GNMA POOL #306693                       8.500%      09-15-21          107.53          67,431       7.90%
     34,212       GNMA POOL #308792                       9.000%      07-15-21          108.28          37,045       8.20%
     16,685       GNMA POOL #311087                       8.500%      07-15-21          107.53          17,942       7.90%
      5,994       GNMA POOL #314222                       8.500%      04-15-22          107.28           6,430       7.90%
     46,247       GNMA POOL #314581                       9.500%      10-15-21          108.72          50,278       8.50%
     99,539       GNMA POOL #315187                       8.000%      06-15-22          106.19         105,698       7.50%
    265,031       GNMA POOL #315388                       8.000%      02-15-22          106.19         281,431       7.50%
    161,427       GNMA POOL #315754                       8.000%      01-15-22          106.19         171,416       7.50%
    168,648       GNMA POOL #316240                       8.000%      01-15-22          106.19         179,084       7.50%
    104,316       GNMA POOL #317069                       8.500%      12-15-21          107.53         112,172       7.90%
    132,281       GNMA POOL #317351                       8.000%      05-15-22          106.19         140,466       7.50%
    108,570       GNMA POOL #317358                       8.000%      05-15-22          106.19         115,288       7.50%
     89,701       GNMA POOL #318776                       8.000%      02-15-22          106.19          95,252       7.50%
      1,998       GNMA POOL #318793                       8.500%      02-15-22          107.28           2,144       7.90%
    104,326       GNMA POOL #319441                       8.500%      04-15-22          107.28         111,922       7.90%
     62,646       GNMA POOL #321806                       8.000%      05-15-22          106.19          66,522       7.50%
    149,380       GNMA POOL #321807                       8.000%      05-15-22          106.19         158,624       7.50%
    111,615       GNMA POOL #321976                       8.500%      01-15-22          107.53         120,021       7.90%
    286,624       GNMA POOL #323226                       8.000%      06-15-22          106.19         304,360       7.50%
    170,580       GNMA POOL #323929                       8.000%      02-15-22          106.19         181,136       7.50%
    138,332       GNMA POOL #325165                       8.000%      06-15-22          106.19         146,892       7.50%
     48,733       GNMA POOL #325651                       8.000%      06-15-22          106.19          51,748       7.50%
    217,647       GNMA POOL #329540                       7.500%      08-15-22          104.19         226,760       7.20%
    544,836       GNMA POOL #329982                       7.500%      02-15-23          104.19         567,648       7.20%
     87,895       GNMA POOL #331361                       8.000%      11-15-22          106.19          93,334       7.50%
    156,370       GNMA POOL #335746                       8.000%      10-15-22          106.19         166,046       7.50%
    163,084       GNMA POOL #335950                       8.000%      10-15-22          106.19         173,176       7.50%
  1,070,212       GNMA POOL #336488                       7.000%      08-15-23          102.78       1,099,964       6.80%
  1,002,893       GNMA POOL #348103                       7.000%      06-15-23          102.78       1,030,774       6.80%
    493,950       GNMA POOL #348213                       6.500%      08-15-23          101.09         499,354       6.40%
    456,469       GNMA POOL #350372                       7.000%      04-15-23          102.78         469,159       6.80%
    275,586       GNMA POOL #350659                       7.500%      06-15-23          104.19         287,125       7.20%
    789,913       GNMA POOL #350938                       6.500%      08-15-23          101.09         798,554       6.40%
    863,809       GNMA POOL #352001                       6.500%      12-15-23          101.09         873,259       6.40%
    576,478       GNMA POOL #352110                       7.000%      08-15-23          102.78         592,504       6.80%
    370,757       GNMA POOL #363429                       7.000%      08-15-23          102.78         381,064       6.80%
    569,026       GNMA POOL #367414                       6.000%      11-15-23           98.78         562,089       6.00%
    801,046       GNMA POOL #367806                       6.500%      09-15-23          101.09         809,810       6.40%
    954,012       GNMA POOL #368238                       7.000%      12-15-23          102.78         980,534       6.80%
  1,270,948       GNMA POOL #368502                       7.000%      02-15-24          102.78       1,306,280       6.80%
  1,588,705       GNMA POOL #372050                       6.500%      02-15-24          101.09       1,606,085       6.40%
    298,205       GNMA POOL #372379                       8.000%      10-15-26          105.31         314,048       7.60%
    613,229       GNMA POOL #372468                       6.500%      12-15-27          100.44         615,909       6.50%
  1,355,896       GNMA POOL #376218                       7.500%      08-15-25          103.94       1,409,278       7.20%
    547,429       GNMA POOL #376400                       6.500%      02-15-24          101.09         553,418       6.40%
    625,655       GNMA POOL #387189                       7.000%      02-15-24          102.75         642,860       6.80%
    211,360       GNMA POOL #394805                       7.500%      02-15-26          103.94         219,682       7.20%
    276,273       GNMA POOL #398251                       7.500%      09-15-25          103.94         287,149       7.20%
    541,010       GNMA POOL #405558                       7.500%      01-15-26          103.94         562,310       7.20%
  1,337,213       GNMA POOL #410215                       7.500%      12-15-25          103.94       1,389,859       7.20%
  2,180,529       GNMA POOL #413152                       8.000%      10-15-25          105.31       2,296,381       7.60%
    251,139       GNMA POOL #414736                       7.500%      11-15-25          103.94         261,027       7.20%
    265,535       GNMA POOL #417225                       7.500%      01-15-26          103.94         275,989       7.20%
    617,791       GNMA POOL #417276                       7.000%      02-15-26          102.53         633,427       6.80%
  2,001,210       GNMA POOL #420707                       7.000%      02-15-26          102.53       2,051,861       6.80%
    376,130       GNMA POOL #421829                       7.500%      04-15-26          103.69         389,998       7.20%
     67,707       GNMA POOL #423114                       7.000%      10-15-27          102.47          69,378       6.80%
    258,238       GNMA POOL #424173                       7.500%      03-15-26          103.69         267,759       7.20%
    360,564       GNMA POOL #427199                       7.000%      12-15-27          102.47         369,463       6.80%
    967,350       GNMA POOL #430279                       7.000%      10-15-27          102.47         991,225       6.80%
    171,834       GNMA POOL #431036                       8.000%      07-15-26          105.31         180,964       7.60%
    993,599       GNMA POOL #434505                       7.500%      08-15-29          103.50       1,028,375       7.20%
    585,295       GNMA POOL #436214                       6.500%      02-15-13          103.03         603,036       6.30%
    543,833       GNMA POOL #436723                       7.500%      11-15-26          103.69         563,884       7.20%
  1,687,613       GNMA POOL #436777                       7.000%      04-15-27          102.47       1,729,263       6.80%
  1,120,001       GNMA POOL #440166                       7.000%      02-15-27          102.59       1,149,043       6.80%
    597,166       GNMA POOL #442063                       7.000%      10-15-26          102.59         612,651       6.80%
    317,014       GNMA POOL #442190                       8.000%      12-15-26          105.31         333,857       7.60%
    294,891       GNMA POOL #442193                       7.500%      12-15-26          103.69         305,763       7.20%
    695,893       GNMA POOL #442996                       6.000%      06-15-13          101.06         703,284       5.90%
    532,020       GNMA POOL #446943                       7.000%      04-15-27          102.47         545,151       6.80%
  1,482,625       GNMA POOL #448490                       7.500%      03-15-27          103.69       1,537,289       7.20%
  1,075,262       GNMA POOL #449176                       6.500%      07-15-28          100.34       1,078,950       6.50%
  1,201,678       GNMA POOL #457100                       6.500%      11-15-28          100.34       1,205,799       6.50%
    873,947       GNMA POOL #458712                       7.000%      11-15-27          102.47         895,516       6.80%
  1,725,761       GNMA POOL #458762                       6.500%      01-15-28          100.44       1,733,302       6.50%
    330,127       GNMA POOL #460698                       7.000%      10-15-27          102.47         338,275       6.80%
  1,027,624       GNMA POOL #460726                       6.500%      12-15-27          100.44       1,032,115       6.50%
    890,610       GNMA POOL #462623                       6.500%      03-15-28          100.34         893,665       6.50%
    693,845       GNMA POOL #468173                       7.000%      08-15-28          102.16         708,804       6.80%
    673,025       GNMA POOL #469226                       6.500%      03-15-28          100.34         675,333       6.50%
  1,491,582       GNMA POOL #469615                       6.500%      10-15-28          100.34       1,496,698       6.50%
  1,401,636       GNMA POOL #472028                       6.500%      05-15-28          100.34       1,406,443       6.50%
  1,139,787       GNMA POOL #480030                       6.500%      06-15-28          100.34       1,143,697       6.50%
  1,459,738       GNMA POOL #484195                       6.500%      08-15-28          100.34       1,464,745       6.50%
  2,502,516       GNMA POOL #486482                       6.500%      09-15-28          100.34       2,511,100       6.50%
    657,018       GNMA POOL #510083                       7.000%      07-15-29          102.13         670,980       6.80%
  1,000,000       GNMA POOL #554203                       7.000%      12-15-31          102.13       1,021,250       6.90%
  1,550,000       GNMA POOL #570141                       6.500%      12-15-31          100.34       1,555,310       6.50%
    926,965       GNMA POOL #780429                       7.500%      09-15-26          103.69         961,142       7.20%
    482,881       GNMA POOL #780518                       7.000%      06-15-26          102.59         495,402       6.80%
                                                                                                   -----------
    Total Government Interests (identified cost, $70,313,027) - 97.5%                              $71,827,754





             Reserve Funds -- 2.0%

Face Amount

  1,480,000       American Express Corp.(at cost)         1.700%      01/02/02                    $  1,480,000       1.70%
                                                                                                   -----------
TOTAL INVESTMENTS (identified cost, $71,793,027) - 99.5%                                          $ 73,307,754

Other Assets, less Liabilities - 0.5%                                                                  358,027
                                                                                                   -----------


 Net Assets - 100.0%                                                                              $ 73,665,781
                                                                                                  ============
* Current yield is unaudited

See notes to financial statements

MANAGEMENT AND ORGANIZATION (Unaudited)
-------------------------------------------------------------------------------
FUND MANAGEMENT. The Trustees and officers of the Trust and the Portfolios are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years.

DEFINITIONS:
-----------
"WISDI" means Wright Investors' Service Distributors, Inc., the principal underwriter of the fund.
"Winthrop" means The Winthrop Corporation, a holding company which owns all of the shares of Wright and WISDI.

                                                                                                Number of       Other Trustee/
                                         Term *                                                 Portfolios in   Director/
Name,                    Position(s)     of Office                                              Fund Complex    Partnership/
Address                  with the        and Length        Principal Occupation                  Overseen       Employment
and Age                  [Trust/Fund]    of Service        During Past Five Years                By Trustee     Positions Held
----------------------------------------------------------------------------------------------------------------------------------

H. Day Brigham, Jr.**    Vice President, Vice President,   Director of Wright and Winthrop since     15            Director of
Age   75                 Secretary       Secretary and     February 1997; Retired Vice President,                  Wright and
255 State Street         and             Trustee           Chairman of the Management Committee                    Winthrop
Boston, MA 02109         Trustee         since             and Chief Legal Officer of Eaton Vance
                                         Inception         Corp.; Vice President and Secretary of
                                                           15 funds managed by Wright
-----------------------------------------------------------------------------------------------------------------------------------

Judith R. Corchard***    Vice President  Vice President    Executive Vice President, Investment      14            Director of
Age   63                 and             of the Trusts     Management; Senior Investment Officer                   Wright and
255 State Street         Trustee         since June, 1998; Chairman of the Investment Committee                    Winthrop
Boston, MA 02109                         Trustee of the    and Directory of Wright and Winthrop;
                                         Trusts since      Vice President of 15 funds
                                         December 1997;    managed by Wright
                                         VicePresident
                                         and Trustee of
                                         the Portfolio
                                         since Inception

-----------------------------------------------------------------------------------------------------------------------------------

Peter M. Donovan***      President       President      President and Chief Executive Officer and    15              Director of
Age   58                 and             and Trustee    Director of Wright and Winthrop; Vice                        Wright and
255 State Street         Trustee         since          President, Treasurer and a Director of                       Winthrop
Boston, MA 02109                         Inception      WISDI; President of 15 funds managed
                                                        by Wright

-----------------------------------------------------------------------------------------------------------------------------------

A.M. Moody, III****      Vice President  Vice president  Senior Vice President of Wright and         15
Age   65                 and             of the Trusts   Winthrop; President of WISDI; Vice
255 State Street         Trustee         since December, President of 15 funds managed by
Boston, MA 02109                         1990; Trustee   Wright
                                         of the Trusts
                                         since January,
                                         1990; Vice
                                         President and
                                         Trustee of the
                                         Portfolio since
                                         Inception
----------------------------------------------------------------------------------------------------------------------------------

*     Trustees serve an indefinite term. Officers are elected annually.
** Mr. Brigham is an interested person of the Trusts/Portfolio because of his positions as Vice President and Secretary of the Trust and a Director of Wright and Winthrop
*** Ms. Corchard an interested person of the Trusts/Portfolio because of her position as a Vice President of the Trust and Vice President, Investment
      Management  and Senior  Investment  Officer,  Chairman  of the  Investment
      Committee and Director of Wright and Winthrop

**** Mr. Donovan is an interested person of the Trusts/Portfolio because of his positions as President of the Trust, President, Chief Executive Officer and Director of Wright and Winthrop and Vice President, Treasurer and a Director of WISDI

***** Mr. Moody is an interested person of the Trusts/Portfolio because of his positions as Vice President of the Trust, Senior Vice President of Wright and Winthrop and President of WISDI



Independent Trustees

James P. Biggs           Trustee         Trustee        Retired President, Peoples Bank of           14
Age   61                                 since          Connecticut; 1997 to 1999 President and
255 State Street                         June, 2001     Chief Operating Officer, Peoples Bank of
Boston, MA 02109                                        Connecticut
-----------------------------------------------------------------------------------------------------------------------------
Dorcas R. Hardy          Trustee         Trustee        President, Dorcas R. Hardy & Associates (a    15
Age   55                                 since          public policy and government relations
255 State Street                         December,      firm) Spotsylvania, VA; Director, The
Boston, MA 02109                         1998           Options Clearing Corporation and First
                                                        Coast Service Options, Jacksonville, FL;
                                                        1996-1998 - Chairman and CEO of Work
                                                        Recovery, Inc. (an advanced rehabilitation
                                                        technology firm) Tucson, AZ
-------------------------------------------------------------------------------------------------------------------------------
Leland Miles             Trustee         Trustee        President Emeritus, University of             15
Age   78                                 since          Bridgeport (1987 to present)
255 State Street                         1998
Boston, MA 02109
--------------------------------------------------------------------------------------------------------------------------------
Lloyd F. Pierce          Trustee         Trustee        Retired Vice Chairman,                        15
Age   83                                 since          People's Bank, Bridgeport, CT
255 State Street                         Inception
Boston, MA 02109
----------------------------------------------------------------------------------------------------------------------------------
Richard E. Taber         Trustee         Trustee since  Chairman and Chief Executive Officer          15
Age   53                                 March, 1997    of First County Bank, Stamford, CT.
255 State Street
Boston, MA 02109
----------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

James L. O'Connor        Treasurer       Trustee of     Vice President Eaton Vance Management;         15
Age 56                                   the Trusts     Administrator for the funds and the
255 State Street                         since          portfolios; Treasurer of 15 funds managed
Boston, MA 02109                         April, 1989;   by Wright and 167 funds managed by
                                         Treasurer of   Eaton   Vance  and  its affiliates.
                                         the Portfolio
                                         since
                                         Inception
-----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                        Wright Managed Investment Funds
                         Wright Investors Service, Inc.
                  Wright Investors' Service Distributors, Inc.
                             Eaton Vance Management

                                 PRIVACY POLICY
-------------------------------------------------------------------------------

Wright is committed to ensuring your financial privacy. Each of the above financial institutions has the following policy in effect with respect to nonpublic personal information about its customers:

  o The only such information we collect is information received from customers, through application forms or otherwise, and information which we necessarily receive in connection with your Wright fund transactions.

  o We will not disclose this information to anyone except as required or permitted by law. Such disclosure includes that made to other companies such as transfer agents and their employees and to our employees, in each case as necessary to service your account.

  o We have adopted policies and procedures (including physical, electronic and procedural safeguards) that are designed to protect the confidentiality of this information.

For more information about Wright's privacy policies please feel free to call 1-800-888-9471.

WRIGHT INVESTORS' SERVICE DISTRIBUTORS, INC.
440 Wheelers Farms Road, Milford, CT 06460


ANNUAL REPORT

     OFFICERS AND TRUSTEES OF THE FUNDS
     Peter M. Donovan, President and Trustee
     H. Day Brigham, Jr., Vice President , Secretary and Trustee
     A. M. Moody III, Vice President and Trustee
     Judith R. Corchard, Vice President and Trustee
     James P. Biggs, Trustee
     Dorcas R. Hardy, Trustee
     Leland Miles, Trustee
     Lloyd F. Pierce, Trustee
     Richard E. Taber, Trustee
     Raymond Van Houtte, Trustee
     James L. O'Connor, Treasurer
     William J. Austin, Jr., Assistant Treasurer

     ADMINISTRATOR
     Eaton Vance Management
     255 State Street
     Boston, Massachusetts 02109

     INVESTMENT ADVISER
     Wright Investors' Service
     440 Wheelers Farms Road
     Milford, Connecticut 06460

     PRINCIPAL UNDERWRITER
     Wright Investors' Service Distributors, Inc.
     440 Wheelers Farms Road
     Milford, Connecticut 06460
     (800) 888-9471
     e-mail: funds@wrightinvestors.com

     CUSTODIAN
     Investors Bank & Trust Company
     200 Clarendon Street
     Boston, Massachusetts 02116

     TRANSFER AND DIVIDEND DISBURSING AGENT
     PFPC Global Fund Services
     Wright Managed Investment Funds
     P.O. Box 5156
     Westborough, Massachusetts 01581-9698

     INDEPENDENT AUDITORS
     Deloitte & Touche LLP
     200 Berkeley Street
     Boston, Massachusetts 02116-5022

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a mutual fund unless accompanied or preceded by a Fund's current prospectus.